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     [LOGO]                  HARRIS
                             INSIGHT FUNDS TM

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                                                                  April 18, 2006

Dear Shareholder:

                           SPECIAL SHAREHOLDER MEETING

      The Board of Trustees of Harris Insight Funds Trust (the "Trust") is requesting your vote on some important proposals at a special shareholder meeting called to be held on May 11, 2006. The primary proposal is to appoint Phoenix Investment Counsel, Inc. ("PIC"), a subsidiary of The Phoenix Companies, Inc. ("Phoenix"), as the investment adviser to your Funds, to appoint the Funds' current investment adviser, Harris Investment Management, Inc. ("HIM"), as the subadviser for most of the Funds and to integrate the Funds into the Phoenix fund family. If approved, the transition from HIM to PIC is expected to take place during the second calendar quarter of 2006. In its new role, PIC and its affiliates would assume day-to-day shareholder servicing, administration, marketing and distribution operations for the Funds. PIC would also oversee HIM and the other subadvisers. It is proposed that, upon the transition to PIC, the name of the Trust would be changed to Phoenix Insight Funds Trust.

      It is important to note that the Board of Trustees has been pleased with HIM's investment management of the Funds and that this proposal is a result of a strategic decision by HIM and Harris N.A., the Funds' administrator, to exit the business of acting as sponsor and principal service provider to U.S. mutual funds.

      PIC is the primary investment adviser for Phoenix's asset management business, Phoenix Investment Partners, Ltd. ("PXP"), which managed approximately $37.4 billion in assets for institutional and individual investors, including the Phoenix family of mutual funds, as of December 31, 2005.

      PIC is focused on enhancing its mutual fund offerings with established funds subadvised by experienced managers, such as HIM. Further, PIC seeks to increase distribution opportunities for the Funds and to attract new assets. Although we encourage you to read the full text of the enclosed Proxy Statement, as well as the accompanying Q&A, the proposals are summarized as follows:

      -     Elect new Trustees;

      - Approve a new investment advisory agreement between the Trust and PIC for all Funds;

      - Approve a new subadvisory agreement between PIC and HIM for all Funds, except International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund;

      - Approve a new subadvisory agreement between PIC and Vontobel Asset Management, Inc. for each of International Fund and Emerging Markets Fund;

      - Approve a new subadvisory agreement between PIC and Seneca Capital Management LLC for each of Bond Fund and High Yield Bond Fund; and

      - Approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (but subject to board approval).

      THE FUNDS' BOARD OF TRUSTEES HAS APPROVED THE PROPOSALS AND URGES YOU TO VOTE "FOR" EACH PROPOSAL.

      Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. reminding you to vote your shares. If you have any questions about the proposals, feel free to call the Funds' information agent at 866-304-4545.

      Thank you for your prompt attention to these important proposals.

                                         Sincerely,

                                         /s/ John L. Shields

                                         John L. Shields, President
                                         Harris Insight Funds Trust

                             Q&A FOR SHAREHOLDERS OF
                              HARRIS INSIGHT FUNDS

      Although we encourage you to read the full text of the attached Proxy Statement, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

      Q:    WHAT IS HAPPENING?

      A. The Board of Trustees of the Funds recently approved Phoenix Investment Counsel, Inc. ("PIC") as the new investment adviser for each Fund, subject to approval by shareholders of the Fund. In addition, upon completion of this transition, PIC's affiliates would assume the day-to-day administration, account servicing, and distribution of shares of the Funds. Harris Investment Management, Inc. ("HIM"), as subadviser, would continue to manage each Fund other than Bond Fund, High Yield Bond Fund, International Fund and Emerging Markets Fund. Vontobel Asset Management, Inc., as subadviser, would manage the investment portfolios of International Fund and Emerging Markets Fund and Seneca Capital Management, LLC (an affiliate of PIC), as subadviser, would manage the investment portfolios of the Bond Fund and High Yield Bond Fund. Completion of this transition is subject to shareholder approval of all proposals, except for Proposal 6, and other customary closing conditions.

      Q.    WHAT AM I BEING ASKED TO VOTE ON AT THE SHAREHOLDER MEETING?

      A. As described in the enclosed Proxy Statement, you are asked to approve:

                  1.    The election of a new Board of Trustees of the Funds;

                  2. A new Investment Advisory Agreement for all Funds between the Trust and PIC;

                  3. A new Subadvisory Agreement between PIC and HIM for all Funds other than Bond Fund, High Yield Bond Fund, International Fund and Emerging Markets Fund;

                  4. A new Subadvisory Agreement between PIC and Vontobel Asset Management for International Fund and Emerging Markets Fund;

                  5. A new Subadvisory Agreement between PIC and Seneca Capital Management, an affiliate of PIC, for Bond Fund and High Yield Bond Fund; and

                  6. A proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (but subject to board approval).

      Q. WHY IS THE INVESTMENT ADVISORY ROLE OF THE FUNDS PROPOSED TO BE TRANSITIONED TO PIC?

      A. HIM, the current investment adviser to the Funds, and its affiliate, Harris N.A. ("Harris"), the current administrator of the Funds, have decided to exit the business of acting as sponsor and principal service provider to U.S. mutual funds.

      Q.    WHY WAS PIC CHOSEN TO SUCCEED HIM AS ADVISER TO THE FUNDS?

      A. PIC is a registered investment adviser and a wholly-owned subsidiary of Phoenix Equity Planning Corporation, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), the asset management subsidiary of The Phoenix Companies, Inc. ("Phoenix"). Based in Hartford, Connecticut, PXP and its subsidiaries managed approximately $37.4 billion in assets for institutional and individual investors as of December 31, 2005. This includes the Phoenix family of 51 retail mutual funds, which are managed by PIC and its affiliates and by external subadvisers. PIC's strategy is to expand and enhance its mutual fund offerings with established funds subadvised by experienced managers, such as HIM. For more information about PIC, visit www.phoenixinvestments.com.

      Q. WILL THE FUNDS' INVESTMENT OBJECTIVES OR STRATEGIES CHANGE UPON COMPLETION OF THE TRANSITION?

      A. Each Fund's investment objective will remain unchanged upon completion of the transition. HIM will continue to manage the investment portfolio of most of the Funds on a day-to-day basis, as subadviser, and employ the same investment strategy. The new subadvisers for the Bond Fund, High Yield Bond Fund, International Fund and Emerging Markets Fund will utilize substantially similar investment strategies to seek to achieve the respective Fund's investment objectives. For the Funds that will be subadvised by HIM, it is anticipated that HIM will add additional portfolio managers. However, the portfolio managers who manage those Funds' investment portfolios on a day-to-day basis will continue to do so upon completion of the transition to PIC.

      Q. WILL THE INVESTMENT MANAGEMENT FEE RATES CHANGE UPON COMPLETION OF THE TRANSITION?

      A. Yes. The investment management fee rates under the new Investment Advisory Agreement for the Bond Fund, Short/Intermediate Bond Fund, Emerging Markets Fund and the International Fund will be reduced. The investment management fee rates for the other Funds will be unchanged. The Funds do not and will not pay any fees under the current Subadvisory Agreements or the new Subadvisory Agreements; those fees are payable by HIM and PIC, respectively.

            HIM and Harris currently voluntarily waive a portion of fees or reimburse expenses for certain Funds. PIC will not continue those waivers. However, PIC has agreed to the limit the annual operating expenses for certain Funds through December 31, 2007. The Proxy Statement provides more information about those expense limits and how the Funds' expenses will differ after the transition to PIC.

      Q.    WILL I STILL BE A HARRIS INSIGHT FUND SHAREHOLDER?

      A. You will continue to own the same shares of the same Fund, each Fund will be renamed as a Phoenix Insight Fund rather than a Harris Insight Fund and you will become a Phoenix Insight Fund shareholder. In becoming part of the Phoenix family of funds, shareholders may realize benefits through expanded distribution, as well as by having additional investment exchange opportunities within the Phoenix funds.

      Q.    WHAT HAPPENS IF A PROPOSAL IS NOT APPROVED?

      A. Approval of the proposals to elect new Trustees, to approve the new Advisory Agreement and to approve the new Subadvisory Agreements are contingent upon each other. If the required votes are not received with respect to those proposals, the current Board will determine what options are available for the Funds.

      Q.    WHY AM I BEING ASKED TO ELECT NEW TRUSTEES?

      A. The Trustees are your representatives who oversee the management and operations of your Fund. Because it is proposed that the Funds become part of the Phoenix family of funds, it is also proposed that eleven trustees of the Phoenix funds replace the current Trustees. The Proxy Statement outlines the prospective nominees' qualifications and their current roles in overseeing the Phoenix funds.

      Q. WHY AM I BEING ASKED TO VOTE TO ALLOW PIC TO CHANGE SUBADVISERS WITHOUT SHAREHOLDER APPROVAL?

      A. If shareholders approve this proposal, a Fund would be able to avoid the costly expense of and unnecessary delays associated with proxy solicitations that would be necessary if a further change in the subadviser for that Fund were approved by the Board of Trustees.

      Q.    ARE THERE SERVICE OR ACCOUNT CHANGES THAT I NEED TO KNOW ABOUT NOW?

      A. Prior to the transition from HIM to PIC there will be no changes to your Harris Insight account or account services. As the transition nears completion, Phoenix will send you a welcome letter with information about your account, contact information and details about the mutual fund services it offers to shareholders.

      Q.    WHAT IF I WANT TO REDEEM MY FUND SHARES OR PURCHASE ADDITIONAL
            SHARES?

      A. You may redeem your shares by calling 800-625-7073, by writing the Funds, c/o PFPC Inc., P.O. Box 9829, Providence, RI 02940-8029, if you previously have elected the telephone redemption option for your account(s), or through your financial institution or investment professional, at any time before the proposed transition of the Funds to PIC is completed which is anticipated to be during the second calendar quarter of 2006. Redemptions will continue to be subject to any applicable redemption fees or contingent deferred sales charges. Investors who choose to redeem their shares may be restricted from purchasing back into the Fund(s) pursuant to the Funds' excessive trading policies. If you choose to redeem your shares, your request will be treated as a normal redemption of shares and may be a taxable transaction.

      Q.    WHAT IF I WANT TO KEEP MY FUND SHARES?

      A. If the proposals are approved (and the other conditions to completion of the transition are satisfied or waived), your Fund will be integrated into the Phoenix family of mutual funds. Please vote on the proposals on the attached proxy card and return it promptly.

      Q.    HAS THE BOARD APPROVED THE PROPOSALS?

      A. Yes. Your Trustees unanimously approved the proposals and recommend that you vote in favor of each proposal.

      Q. WILL MY FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS PROXY STATEMENT?

      A. No. Neither you nor your Fund will bear any costs associated with this Proxy Statement or solicitation of proxies. Those expenses are being borne by HIM and PXP.

      Q.    HOW DO I VOTE MY SHARES?

      A. You can authorize proxies to vote your shares by mail using the enclosed proxy cards, via the internet, or you may vote your shares in person if you attend the shareholder meeting.

      Q.    WHAT SHOULD I DO IF I RECEIVE MORE THAN ONE PROXY CARD?

      A. Because each Fund's shareholders must vote separately, you are being sent a proxy card for each Fund account that you have. Please vote on all proposals shown on each proxy card that you receive.

      Q.    WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY
            STATEMENT?

      A.    Please call your Fund's information agent, at 866-304-4545.

                              HARRIS INSIGHT FUNDS
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                                  800-982-8782

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2006

To the Shareholders of Harris Insight Funds:

      A Special Meeting of the Shareholders of Harris Insight Funds Trust (the "Trust"), a Massachusetts business trust, will be held at the offices of Bell, Boyd & Lloyd LLC, 70 W. Madison, 31st Floor, Chicago, Illinois 60602, on May 11, 2006, at 10:00 AM Central Time and any adjournments or postponements thereof (the "Meeting") for the following purposes:

      1.    To elect Trustees [all shareholders vote];

      2. To approve a new Investment Advisory Agreement for each Fund between the Trust and Phoenix Investment Counsel, Inc. ("PIC") [all shareholders vote];

      3. To approve a new Subadvisory Agreement between PIC and Harris Investment Management, Inc. for each Fund, except those named in 4 and 5 below [shareholders of all Funds, except International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund, vote];

      4. To approve a new Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. for each of International Fund and Emerging Markets Fund [shareholders of those Funds vote];

      5. To approve a new Subadvisory Agreement between PIC and Seneca Capital Management LLC for each of Bond Fund and High Yield Bond Fund [shareholders of those Funds vote]; and

      6. To approve a proposal to permit PIC to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval [all shareholders vote];

and to transact any other business that may properly come before the meeting.

      Shareholders of record at the close of business on March 27, 2006 are entitled to notice of and to vote at the Meeting.

                                         By order of the Board of Trustees

                                         /s/ John L. Shields

                                         John L. Shields, President
                                         Harris Insight Funds Trust

April 18, 2006

      UNLESS YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY.

INSTRUCTIONS FOR SIGNING PROXY CARDS

      INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

      JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

      ----------------------------------------------------------------------
            REGISTRATION                             VALID SIGNATURE
      ----------------------------------------------------------------------
            Corporate Account
            (1) ABC Corp.                            ABC Corp.
            (2) ABC Corp.                            John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer    John Doe
            (4) ABC Corp. Profit Sharing Plan        John Doe, Trustee

      ----------------------------------------------------------------------

            Trust Account
            (1) ABC Trust.                           Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee u/t/d/
            12/28/78                                 Jane B. Doe

      ----------------------------------------------------------------------

            Custodial or Estate Account
            (1) John B. Smith, Cust. f/b/o
            John B. Smith Jr. UGMA                   John B. Smith
            (2) Estate of John B. Smith              John B. Smith, Jr.,
                                                     Executor
      ----------------------------------------------------------------------

                              HARRIS INSIGHT FUNDS
                                 760 Moore Road
                       King of Prussia, Pennsylvania 19406
                                  800-982-8782

                         SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 11, 2006

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or the "Trustees") of Harris Insight Funds Trust (the "Trust") with respect to each series of the Trust (each a "Fund" and, collectively, the "Funds"), for use at a special meeting of shareholders to be held on May 11, 2006 (the "Meeting") and at any adjournment(s) or postponement(s) thereof.

      This Proxy Statement, the Notice of Special Meeting of Shareholders (the "Notice") and the proxy cards are first being mailed to shareholders on or about April 18, 2006 or as soon as practicable thereafter. The close of business on March 27, 2006 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to receive notice of and to vote at the meeting and at any adjournment thereof. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar of net asset value of that share on the Record Date.

      On the Record Date, there were 7,306,091,284 shares of beneficial interest of the Trust outstanding, having an aggregate net asset value of $10,418,767,396. The number of outstanding shares and aggregate net asset value of each class of each Fund is set forth in Exhibit A.

      Shareholders will be asked to vote on the following proposals:

      PROPOSAL 1:  Election of eleven new Trustees        Shareholders of all
                                                          Funds voting together

      PROPOSAL 2:  Approval of a new Investment           Shareholders of each
                   Advisory Agreement for each Fund       Fund voting separately
                   between the Trust and Phoenix
                   Investment Counsel, Inc. ("PIC")

      PROPOSAL 3:  Approval of a new Subadvisory          Shareholders of each
                   Agreement between PIC and Harris       Fund, except for
                   Investment Management, Inc. for each   International Fund,
                   Fund, except those named in            Emerging Markets
                   4 and 5 below                          Fund, Bond Fund and
                                                          High Yield Bond Fund,
                                                          voting separately

      PROPOSAL 4:  Approval of a new Subadvisory          Shareholders of each
                   Agreement for International Fund and   of Emerging Markets
                   Emerging Markets Fund between PIC      Fund and International
                   and Vontobel Asset Management, Inc.    Fund voting separately

      PROPOSAL 5:  Approval of a new Subadvisory          Shareholders of each
                   Agreement between PIC and Seneca       of Bond Fund and High
                   Capital Management LLC for Bond        Yield Bond Fund
                   Fund and High Yield Bond Fund          voting separately

      PROPOSAL 6:  Approval of a proposal to permit PIC   Shareholders of each
                   to hire and replace subadvisers or to Fund voting separately modify subadvisory agreements without shareholder approval

      The Board unanimously recommends that shareholders vote FOR all proposals.

      Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust shown above, by executing a superseding proxy via the internet or by executing and submitting a subsequent proxy card. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, the shares will be voted FOR each of the proposals listed in the Notice.

      Thirty percent of the votes entitled to be cast at the Meeting must be represented in person or by proxy to constitute a quorum for the transaction of business at the Meeting. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the votes entitled to be cast and present in person or by proxy at the Meeting. The persons named as proxies will vote those proxies that they are entitled to vote in favor of all proposals in favor of such adjournment and will vote against any such adjournment those proxies that they have been instructed to vote against any proposal.

      "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but that are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal on which they have not been voted. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on Proposal 1, for which the required vote is a plurality of the votes cast. For Proposals 2, 3, 4, 5 and 6, abstentions and "broker non-votes" are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a "no" vote.

      Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes.

      Harris N.A., The Harris Bank N.A., Harris Investment Management, Inc. ("HIM") and certain of their affiliates (collectively, "Harris Entities") serve as investment manager for accounts that hold Fund shares and, in many cases, have discretionary authority over the voting of such shares. In addition, certain Harris Entities serve as trustee, executor, guardian or personal representative for other accounts that hold Fund shares, and in those capacities has discretionary authority over the voting of such shares.

      The Harris Organization Proxy Policy (the "Policy") provides that any proxy proposal which affects a Harris Entity shall be voted on solely by Institutional Shareholder Services ("ISS") or another voting agent. In accordance with the Policy, Harris N.A. (on its behalf and on behalf of its affiliates) will retain ISS as independent fiduciary to analyze and vote the Fund shares held in the affected Harris Entity accounts and the Harris Retirement and 401(k) plans ("In-House Plans"), by proxy, in its sole discretion. However, in some cases, the underlying client will be able to direct the Harris Entity's vote pursuant to the terms of the underlying account agreement. The procedures for voting Fund shares for the Harris Entities' various account types are set forth below. Any differences in procedure are due to differences in the underlying client account agreements and also to the Harris Entity's ability to delegate discretionary decision-making under the terms of the relevant governing instrument.

      For Investment Management Accounts and Corporate Asset Management Program Accounts, the client will have the ability, and will be given the opportunity, to direct the proxy vote. If the client does not give any voting instructions, then the vote will be cast as ISS determines, in its sole discretion. For non-fiduciary Custody Accounts, the client will have the ability to direct the proxy vote. If the client does not give any instruction, then the vote will be cast by ISS in accordance with management's recommendation (in this case, the Board of Trustees' recommendation), as the underlying account agreement directs. For Individual Retirement Trusts and Rabbi Trusts, the client will be notified that the Harris Entity has retained ISS to act as independent fiduciary. ISS will then analyze and vote the proxy in its sole discretion.

      There are certain non-fiduciary accounts for corporate and consumer banking customers of Harris Entities, as well as brokerage accounts at Harris Investors Services, Inc., that use the Money Market Funds as a cash sweep vehicle. These clients have the ability to direct the voting of their Fund shares.

      For all other accounts where a Harris Entity acts as trustee, executor, guardian, conservator or personal representative and has the authority to vote proxies for the account ("Trust Accounts"), ISS will independently analyze the Funds' proposals and, in its sole discretion, recommend a vote to the Harris Entity. The Harris Entity will vote the proxy as ISS recommends. A Harris Entity's co-fiduciaries for the Trust Accounts, if any, will be notified of this procedure.

      Mellon Bank is the directed trustee and custodian for the Harris Entities' In-House Plans), which may hold Fund shares from time to time. In the usual course, the Harris Benefits Investment Committee ("Committee") has the authority under the trust agreements for the In-House Plans to vote proxies. However, in this case, ISS will be retained by the Committee as independent fiduciary to analyze and vote the Fund shares as ISS determines, in its sole discretion.

                           BACKGROUND OF THE PROPOSALS

      At a meeting held on March 25, 2006, the Board of the Trust voted to approve the proposed transaction (the "Transaction") in which the Trust would be integrated into the Phoenix family of mutual funds (the "Phoenix funds"). In approving the Transaction, the Board considered that, in the fall of 2005, Harris Investment Management, Inc. ("HIM"), the Funds' current investment adviser, and Harris N.A. ("Harris"), the administrator of the Funds, had informed the Trustees of their decision to exit the business of acting as the sponsor and principal service provider to U.S. mutual funds. Accordingly, HIM would stop providing principal investment advisory services to the Funds, which include, among other things, management of the Trust's overall investment program and oversight of the Funds' subadvisers. Harris and HIM jointly sought an appropriate mutual fund family with which the Trust and the Funds could be affiliated. In recommending PIC as the Trust's new investment adviser and PIC's affiliate as administrator and distributor, both Harris and HIM recognized the potential distribution opportunities from associating the Funds with the Phoenix funds. Such distribution opportunities may increase the amount of assets of each of the Funds, and, as a result, may lead to economies of scale, more efficient asset management and additional investment opportunities within the Phoenix funds for Fund shareholders, as well as increased fee revenues for PIC and HIM. The Trustees also recognized that Vontobel Asset Management, Inc. ("Vontobel") and Seneca Capital Management LLC ("Seneca"), the proposed subadvisers to the International Fund and Emerging Markets Fund and the Bond Fund and High Yield Bond Fund, respectively, act as subadvisers for other Phoenix funds.

      Upon (and subject to) completion of the Transaction, the name of the Trust will be changed to Phoenix Insight Funds Trust. HIM and Phoenix have represented that the Funds will continue to be managed with the same investment objectives and substantially similar investment strategies after the Transaction is completed.

      In connection with the Transaction, and subject to shareholder approval, the current Trustees will be replaced by individuals who currently are trustees of other Phoenix funds as described below. Subject to shareholder approval of the new Investment Advisory Agreement (the "New Advisory Agreement") and the new Subadvisory Agreements (the "New Subadvisory Agreements"), the Trust will terminate its current Investment Advisory Agreement (the "Current Advisory Agreement") with HIM, and HIM will terminate its current Subadvisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") (for International Fund and Emerging Markets Fund) and HIM Monegy, Inc. ("Monegy") (for High Yield Bond
Fund) (collectively, the "Current Subadvisory Agreements"), PIC will become the Trust's new investment adviser and HIM will become the Trust's subadviser pursuant to an agreement with PIC for all Funds, except International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund. Pursuant to agreements with PIC,

Vontobel will become the subadviser for International Fund and Emerging Markets Fund, and Seneca, a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), will become the subadviser for Bond Fund and High Yield Bond Fund.

      The Transaction will not be consummated, and the proposed nominees will not become Trustees of the Trust, unless the nominees are elected, the New Advisory Agreement is approved by the shareholders of each Fund, each New Subadvisory Agreement is approved by the shareholders of the Fund to which it relates, and the other customary conditions to closing of the Transaction have been satisfied or waived.

      Subject to the receipt of the foregoing shareholder approvals and coincident with the transition to PIC, Service Shares of each of the Money Market Funds, would be converted to N Shares of the same Funds. Although such fees are currently being waived by affiliates of Harris, the Service Shares class bears a shareholder servicing fee of up to 0.25% per annum and a distribution fee pursuant to Rule 12b-1 of up to 0.15% per annum. The N Shares of the Money Market Funds bear a shareholder servicing fee of up to 0.25% per annum and a distribution fee pursuant to Rule 12b-1 of up to 0.10% per annum. The current Trustees also have been informed by PIC that it intends to ask the proposed trustees, if elected and if the transition to PIC is completed, to authorize the conversion of Class N shares of each of the Funds, except for the money market funds, to Class A shares of the same Funds. A holder of converted shares would be permitted to purchase Class A shares of the Funds, including by exchange, for the same account at net asset value as long as the shareholder continued an investment in that account. Additional Class A shares purchased after redemption of all converted shares would be subject to any applicable sales charges. PIC also has informed the current Trustees that PIC intends to ask the proposed trustees to re-name Class N shares of each money market fund as Class A shares of that Fund. The re-named Class A shares of the money market funds would continue to be offered without a sales charge and with no change from the shareholder servicing and Rule 12b-1 fees currently payable by Class N shares of the money market funds.

      In addition, the current Trustees have authorized the following changes to be effective, subject to the receipt of the foregoing shareholder approvals, sometime after the transition to PIC, but in any event during the second calendar quarter of 2006: (a) an increase in the maximum front-end sales charge for Harris Insight Equity Funds from 5.50% to 5.75% and for Harris Insight Fixed Income Funds from 4.50% to 4.75%; and (b) creation and issuance of a new class of shares of the Funds, C Shares class. Those changes would more closely conform the Funds' sales load and class structure to that of the Phoenix family of funds. The current Trustees also have been informed by PIC that it intends to ask the proposed trustees, if they are elected and if the transition to PIC is completed, to authorize the removal of the redemption fee currently in effect. After the transition to PIC, additional changes may be made such as closing or merging of certain Funds. PIC has informed the Trust that it is considering recommending to the proposed trustees, if they are elected and if the transition to PIC is completed, that the following Funds be liquidated: Index Fund, Intermediate Government Bond Fund and Ultra Short Duration Bond Fund. Any such termination would be subject to the approval of the proposed trustees.

                       CURRENT AND PROPOSED FEE STRUCTURES

      The contractual fee rate for each Fund under the New Advisory Agreement, except for the four Funds listed below, is the same as that under the Current Advisory Agreement. Below is a comparison of the current and proposed annual contractual fee rate for those Funds. The fees are expressed as a percentage of the Fund's average daily net assets.

FUND                             CURRENT ADVISORY FEE      PROPOSED ADVISORY FEE
----                             --------------------      ---------------------
Bond Fund                                0.65%                     0.50%
Short/Intermediate Bond Fund             0.70                      0.55
Emerging Markets Fund                    1.25                      1.00
International Fund                       1.05                      0.85

Below is a comparison of the current and proposed annual contractual rates of administration and transfer agency fees as a percentage of the Trust's average daily net assets. Harris pays the Trust's sub-administrator and sub-transfer agent from the fees that it receives. Phoenix Equity Planning Corporation ("PEPCO"), the proposed administrator and transfer agent to the Funds, would pay the Trust's sub-transfer agent and sub-accounting agent from the fees that it would receive following completion of the transition to PIC.


CURRENT ADMINISTRATION AND TRANSFER AGENCY FEE    PROPOSED ADMINISTRATION FEE
----------------------------------------------    ---------------------------
NET ASSETS                    FEE RATE            NET ASSETS                  FEE RATE
On the first $300 million       0.1665%           On the first $5 billion         0.09%
On the next $300 million        0.1465            On the next $10 billion         0.08
On assets over $600 million     0.1265            On assets over $15 billion      0.07


      In addition, the proposed annual Transfer Agency Fee is 0.0125% of the Trust's average daily net assets, plus out-of-pocket expenses.

      HIM or Harris may, at their discretion, voluntarily waive all or any portion of the advisory or administrative fee or reimburse expenses for any Fund. HIM has agreed to waive a portion of its advisory fee with respect to the Index Fund, International Fund and Emerging Markets Fund, through the term of HIM's advisory agreement with the Funds, such that the net annualized advisory fee rate for those Funds is 0.10%, 0.80%, and 1.00%, respectively, expressed as percentage of the Fund's average daily net assets. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. The effective administration fee paid to Harris and the Trust's sub-administrator, net of waivers, expressed as a percentage of the Funds' average daily net assets for the period from August 8, 2005 to December 31, 2005 was approximately 0.05% (annualized). PIC will not continue any contractual or voluntary waivers of advisory or administration fees currently in place, but has agreed to limit the annual operating expenses of certain Funds through December 31, 2007 such that the total expenses (excluding shareholder or Rule 12b-1 fees) for those Funds are estimated to be as follows (expressed as a percentage of net assets):

      Bond Fund                                           0.60%
      Intermediate Government Bond Fund                   0.50
      Intermediate Tax Exempt Bond Fund                   0.60
      Short/Intermediate Bond Fund                        0.70
      Small Cap Growth Fund                               1.15
      Tax Exempt Bond Fund                                0.60
      Ultra Short Duration Bond Fund                      0.50

      Exhibit B contains more information about those expense limits and the current expenses and pro forma estimated expenses of each Fund after the transition to PIC. The changes in total expenses after waivers will cause shareholders of certain classes or Funds to bear an increase in fund expenses. Shareholders of N Shares of most of the Funds, except the Money Market Funds, would bear higher expenses. However, as discussed above, PIC proposes to convert the N Shares of the Funds to A Shares. Exhibit B contains pro forma estimated expenses for N Shares and A Shares of each Fund. The following shareholders also may bear higher expenses: holders of Institutional Shares of the Small Cap Growth Fund; and holders of A Shares and Institutional Shares of the Fixed Income Funds. However, there is a possibility that due to asset growth and resulting economies of scale, the overall expenses could be lower than the overall expenses shown in the pro forma tables.

      Currently, Harris has agreed with the Small-Cap Growth Fund to waive fees otherwise payable to it, or to reimburse the Fund, to the extent that the annualized ordinary operating expenses of the Fund (expressed as a percentage of average daily net assets) exceed 1.00%. Harris is entitled under certain circumstances to recoup such reimbursements or fee reductions from the Fund. However, if the proposed advisory agreement with PIC is approved, Harris has agreed to waive its right to recoup such reimbursements and fee reductions.

                                SERVICE PROVIDERS

      In addition to HIM, Monegy and Hansberger, the following are the current principal service providers for the Funds:

      Administrator and Transfer Agent            Harris
      Sub-Administrator and Sub-Transfer Agent    PFPC, Inc. ("PFPC")
      Custodian                                   PFPC Trust Company
                                                  ("PFPC Trust")
      Distributor                                 PFPC Distributors, Inc.
                                                  ("PFPCDI")

      If the Transaction is completed, the Administrative Services Agreement and the Transfer Agency Agreement between the Trust and Harris, the Sub-Administration and Accounting Services Agreement and the Sub-Transfer Agency Agreement between Harris and PFPC, and the Distribution Agreement between the Trust and PFPCDI will terminate. When PIC becomes the investment adviser upon (and subject to) completion of the Transaction, the following are expected to become the principal service providers to the Trust at the time of the transition or shortly thereafter:

      Administrator, Accounting Agent,            Phoenix Equity Planning
                                                  Corporation
      Transfer Agent and Distributor              ("PEPCO")
      Sub-Accounting Agent                        PFPC
      Sub-Transfer Agent                          Boston Financial Data Services
      Custodian                                   PFPC Trust

                     TRANSACTION AND STRATEGIC PARTNERSHIP
                         AGREEMENTS BETWEEN HIM AND PIC

      HIM and PIC have entered into a Transaction Agreement (the "Transaction Agreement") and a Strategic Partnership Agreement (the "Strategic Partnership Agreement"), each dated as of March 28, 2006, providing for the terms and conditions of the Transaction as between HIM and PIC. Under the terms of the Transaction Agreement, completion of the Transaction ("Closing") is subject to approval by shareholders of the Funds of Proposals 1-5 contained in this proxy statement, as well as the satisfaction, or waiver by the parties to the Transaction Agreement, of other customary conditions to completion.

      Upon Closing, PIC will make a cash payment to HIM in an amount that HIM has informed the Trust is not material to HIM. In addition, following each of the first four anniversaries of the Closing, PIC will pay HIM a specified percentage of any net profits earned by PIC with respect to the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund for those annual periods, and HIM has informed the Trust that the value of those payments is not expected to be material to HIM. Those payments will not be made from the assets of the Trust or any Money Market Fund and will be payable solely by PIC from its own resources.

      Under the terms of the Transaction Agreement, PIC has agreed with HIM not to initiate, or recommend to the Board, the termination of the New Subadvisory Agreement with HIM for the five years following Closing, other than for "cause" (which is defined to include such things as significant changes in portfolio management personnel, material failures of compliance with applicable laws or regulations, or any other event, circumstance or condition that makes it necessary for PIC to initiate or recommend such a termination in the good faith exercise of PIC's fiduciary duties). In the event that PIC initiates or recommends a termination of HIM's New Subadvisory Agreement with respect to a Fund without "cause" during the five years following Closing, PIC could become subject to a potentially significant monetary penalty (but any such amount would not be payable by the Trust or any of the Funds, and would be borne solely by
PIC). In any event, these termination provisions are in no way binding upon the Board of the Trust, and any termination of HIM's New Subadvisory Agreement by the Board that is not based on the recommendation of PIC would not result in PIC becoming subject to the potential monetary penalty described above. In the event it became necessary for PIC, in the good faith exercise of its fiduciary duty, to terminate HIM as a subadviser with respect to a Fund, PIC would not be subject to the monetary penalty.

      Pursuant to the Strategic Partnership Agreement, HIM has made certain commitments to PIC to facilitate the provision of its subadvisory services to PIC and has agreed that HIM and its affiliates doing business under the "Harris" name will not engage in certain defined competitive activities for the five years following Closing. In exchange, PIC has agreed to make a payment to HIM five years after Closing in the event that the revenues HIM has received from its overall relationship with PIC, have not reached specified levels. Those revenues would include subadvisory fees earned in respect of the Funds, as well as any subadvisory or advisory, management, administration or other similar fees, but not 12b-1 fees, that HIM and its affiliates may earn from other funds or investment products sponsored or managed by PIC or its affiliates during such five-year period. HIM has informed the Trust that the value of that contingent payment would not be expected to be material to HIM.

      If the shareholder approvals are received, and the Transaction is completed, Harris Financial Corp., the parent of HIM, also has agreed to indemnify the current Trustees and officers of the Trust, who are not employed by Harris or PFPC, and provide directors' and officers' "tail" insurance coverage (in each case for acts or omissions prior to completion of the Transaction) for a period of five years after the completion of the Transaction.

                        PROPOSAL 1: ELECTION OF TRUSTEES

REQUIRED VOTE

      Eleven Trustees are to be elected at the Meeting, and the candidates nominated by the current Trustees are listed below. Three of the candidates nominated by the current Trustees would be "interested persons" of the Trust ("Interested Trustees"), as defined in Section 2(a) (19) of the 1940 Act, if elected and if the New Advisory Agreement is approved, and if the other conditions to the completion of the Transaction are satisfied or waived. Election of the eleven nominees requires the affirmative vote of a plurality of the shares of the Trust voting in person or by proxy at the Meeting. If elected, the new Trustees will not begin service until the date that PIC becomes the Funds' investment adviser, which is anticipated to be during the second calendar quarter of 2006 (subject to completion of the Transaction). Each Trustee serves until termination of the Trust or until he or she dies, resigns, retires or is removed as a Trustee. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual shareholder meetings. Although the Trust will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have certain rights to call a meeting to remove a Trustee or to take other action described in the Trust's Amended and Restated Declaration of Trust. Also, if at any time fewer than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of seeking a shareholder election of Trustees.

BOARD OF TRUSTEES' RECOMMENDATION

      On March 1 and 20, 2006, the Board, composed entirely of Trustees who are not interested persons of the Trust (the "Disinterested Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), met to review pertinent information on the nominees for election to the Board and, on March 25, 2006, unanimously nominated the following candidates for election as Trustees. Each nominee currently serves on the boards of other investment companies managed by PIC, but does not currently hold any position with the Trust.

      THE GOVERNANCE COMMITTEE AND THE BOARD UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE LISTED.

                       NOMINEES AS DISINTERESTED TRUSTEES


                                 NUMBER OF
                               PORTFOLIOS IN
         NAME, AGE              FUND COMPLEX
      AT FEBRUARY 7,           TO BE OVERSEEN
     2006 AND ADDRESS            BY NOMINEE            PRINCIPAL OCCUPATION(S) AND DIRECTORSHIP
---------------------------    --------------    ----------------------------------------------------
E. VIRGIL CONWAY, 76                 72          Chairman, Rittenhouse Advisors, LLC (consulting
 Rittenhouse Advisors, LLC                       firm) (2001-present). Trustee/Director, Phoenix
 101 Park Avenue                                 Funds Complex (1983-present). Trustee/Director,
 New York, NY 10178                              Realty Foundation of New York (1972-present), Josiah
                                                 Macy, Jr. Foundation (Honorary) (2004-present), Pace
                                                 University (Director/Trustee Emeritus)
                                                 (2003-present), Greater New York Councils, Boy
                                                 Scouts of America (1985-present), The Academy of
                                                 Political Science (Vice Chairman) (1985-present),
                                                 Urstadt Biddle Property Corp. (1989-present),
                                                 Colgate University (Trustee Emeritus)
                                                 (2004-present). Director/Trustee, The Harlem Youth
                                                 Development Foundation, (Chairman) (1998- 2002),
                                                 Metropolitan Transportation Authority (Chairman)
                                                 (1992-2001), Trism, Inc. (1994-2001), Consolidated
                                                 Edison Company of New York, Inc. (1970-2002),
                                                 Atlantic Mutual Insurance Company (1974-2002),
                                                 Centennial Insurance Company (1974- 2002), Union
                                                 Pacific Corp. (1978-2002), BlackRock Freddie Mac
                                                 Mortgage Securities Fund (Advisory Director)
                                                 (1990-2000), Accuhealth (1994-2002), Pace University
                                                 (1978-2003), New York Housing Partnership
                                                 Development Corp. (Chairman) (1981- 2003), Josiah
                                                 Macy, Jr. Foundation (1975-2004).

HARRY DALZELL-PAYNE, 76              72          Retired. Trustee, Phoenix Funds Family
 The Flat, Elmore Court                          (1983-present).
 Elmore, GLOS, GL2 3NT
 U.K.

FRANCIS E. JEFFRIES, 75              73          Director, The Empire District Electric Company
 8477 Bay Colony Dr. #902                        (1984-2004). Trustee/Director, Phoenix Funds Complex
 Naples, FL 34108                                (1987-present).

LEROY KEITH, JR., 66                 70          Partner, Stonington Partners, Inc. (private equity
 Stonington Partners, Inc.                       fund) (2001-present). Director/Trustee, Evergreen
 736 Market Street,                              Funds (six portfolios). Trustee, Phoenix Funds
 Ste. 1430                                       Family (1980- present). Director, Diversapak
 Chattanooga, TN 37402                           (2002-present). Obaji Medical Products Company
                                                 (2002-present). Director, Lincoln Educational
                                                 Services (2002-2004). Chairman, Carson Products
                                                 Company (cosmetics) (1998-2000).



                                 NUMBER OF
                               PORTFOLIOS IN
         NAME, AGE              FUND COMPLEX
      AT FEBRUARY 7,           TO BE OVERSEEN
     2006 AND ADDRESS            BY NOMINEE            PRINCIPAL OCCUPATION(S) AND DIRECTORSHIP
---------------------------    --------------    ----------------------------------------------------
GERALDINE M. MCNAMARA, 54            72          Managing Director, U.S. Trust Company of New York
 U.S. Trust Company of                           (1982-present). Trustee/Director, Phoenix Funds
 New York                                        Complex (2001-present).
 11 West 54th Street
 New York, NY 10019

JAMES M. OATES, 59 (1)               70          Chairman, Hudson Castle Group, Inc. (Formerly IBEX
 c/o Northeast Partners                          Capital Markets, Inc.) (financial services) (1997-
 150 Federal Street, #1000                       present). Trustee/Director Phoenix Funds Family
 Boston, MA 02110                                (1987-present). Managing Director, Wydown Group
                                                 (consulting firm) (1994-present). Director,
                                                 Investors Financial Service Corporation
                                                 (1995-present), Investors Bank & Trust Corporation
                                                 (1995-present), Stifel Financial (1996-present),
                                                 Connecticut River Bancorp (1998-present),
                                                 Connecticut River Bank (1999-present), Trust
                                                 Company of New Hampshire (2002-present). Chairman,
                                                 Emerson Investment Management, Inc. (2000-present).
                                                 Independent Chairman, John Hancock Trust (since
                                                 2005), Trustee, John Hancock Funds II and John
                                                 Hancock Funds III (since 2005). Trustee, John
                                                 Hancock Trust (2004-2005). Director/Trustee, AIB
                                                 Govett Funds (six portfolios) (1991-2000), Command
                                                 Systems, Inc. (1998-2000), Phoenix Investment
                                                 Partners, Ltd. (1995-2001), 1Mind, Inc. (formerly
                                                 1Mind.com), (2000-2002), Plymouth Rubber Co.
                                                 (1995-2003). Director and Treasurer, Endowment for
                                                 Health, Inc. (2000-2004).

RICHARD E. SEGERSON, 59              70          Managing Director, Northway Management Company
 Northway Management Co.                         (1998-present). Trustee/Director, Phoenix Funds
 164 Mason Street                                Family (1983-present).
 Greenwich, CT 06830

FERDINAND L.J. VERDONCK, 63          33          Director, Banco Urquijo (Chairman) (1998-present).
 Nederpolder, 7                                  Trustee, Phoenix Funds Family (2002-present).
 B-9000 Gent,                                    Director EASDAQ (Chairman) (2001-present), The
 Belgium                                         JP Morgan Fleming Continental European Investment
                                                 Trust (1998-present), Groupe SNEF (1998-present),
                                                 Degussa Antwerpen N.V.(1998-present), Santens N.V.
                                                 (1999-present). Managing Director, Almanij N.V.
                                                 (1992-2003). Director, KBC Bank and Insurance
                                                 Holding Company (Euronext) (1992-2003), KBC Bank
                                                 (1992-2003), KBC Insurance (1992-2003),
                                                 Kredietbank, S.A. Luxembourgeoise (1992-2003),
                                                 Investco N.V. (1992-2003), Gevaert N.V. (1992-2003),
                                                 Fidea N.V. (1992-2003), Almafin N.V. (1992-2003),
                                                 Centea N.V. (1992-2003), Dutch Chamber of
                                                 Commerce for Belgium and Luxemburg (1995-2001),
                                                 Phoenix Investment Partners, Ltd. (1995-2001).


(1) Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of PIC, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company also an affiliate, owns approximately 8% of Hudson's common stock.

                        NOMINEES AS INTERESTED TRUSTEES

      If elected, and if the New Advisory Agreement is approved, and the other conditions to the completion of the Transaction are satisfied or waived, each of the nominees listed below would be an "interested person" of the Trust ("Interested Trustees"), as defined in Section 2(a) (19) of the 1940 Act, and the rules and regulations thereunder.


                                 NUMBER OF
                               PORTFOLIOS IN
                                FUND COMPLEX
         NAME, AGE                 TO BE
      AT FEBRUARY 7,              OVERSEEN                     PRINCIPAL OCCUPATION(S)
     2006 AND ADDRESS            BY NOMINEE                       OTHER DIRECTORSHIP
---------------------------    --------------    ----------------------------------------------------
MARILYN E. LAMARCHE, 71              70          Limited Managing Director, Lazard Freres & Co. LLC
 Lazard Freres & Co., LLC                        (1997-present). Trustee/Director, Phoenix Funds
 30 Rockefeller Plaza,                           Family (2002-present). Director, The Phoenix
 59th Floor                                      Companies, Inc. (2001-2005) and Phoenix Life
 New York, NY 10020                              Insurance Company (1989-2005).

PHILIP R. MCLOUGHLIN, 59             98          Director, PXRE Corporation (Reinsurance) (1985-
 200 Bridge Street                               present), World Trust Fund (1991-present).
 Chatham, MA 02633                               Trustee/Director, Phoenix Funds Complex (1989-
                                                 present). Management Consultant (2002-2004), Chairman
                                                 (1997-2002), Chief Executive Officer (1995-2002) and
                                                 Director (1995-2002), Phoenix Investment Partners,
                                                 Ltd. Director and Executive Vice President, The
                                                 Phoenix Companies, Inc. (2000-2002). Director (1994-
                                                 2002) and Executive Vice President, Investments
                                                 (1987-2002), Phoenix Life Insurance Company.
                                                 Director (1983-2002) and Chairman (1995-2002),
                                                 Phoenix Investment Counsel, Inc. Director (1982-
                                                 2002), Chairman (2000-2002) and President (1990-
                                                 2000), Phoenix Equity Planning Corporation.
                                                 Chairman and Chief Executive Officer, Phoenix/Zweig
                                                 Advisers LLC (1999-2002). Director (2001-2002) and
                                                 President (April 2002-September 2002), Phoenix
                                                 Investment Management Company. Director and
                                                 Executive Vice President, Phoenix Life and Annuity
                                                 Company (1996-2002). Director (1995-2000) and
                                                 Executive Vice President (1994-2002) and Chief
                                                 Investment Counsel (1994-2002), PHL Variable
                                                 Insurance Company. Director, Phoenix National Trust
                                                 Holding Company (2001-2002). Director (1985-2002)
                                                 and Vice President (1986-2002) and Executive Vice
                                                 President (April 2002-September 2002), PM Holdings,
                                                 Inc. Director, WS Griffith Associates, Inc.
                                                 (1995-2002). Director, WS Griffith Securities, Inc.
                                                 (1992-2002).

DANIEL T. GERACI, 48                 33          Executive Vice President, Asset Management,
 56 Prospect Street                              The Phoenix Companies, Inc. (2003-present).
 Hartford, CT 06115                              President and Chief Executive Officer, Phoenix
                                                 Investment Partners, Ltd. (2003-present). President,
                                                 certain funds within the Phoenix Fund Complex
                                                 (2004-present). President and Chief Executive
                                                 Officer of North American investment operations,
                                                 Pioneer Investment Management USA, Inc. (2001-2003).
                                                 President of Private Wealth Management Group,
                                                 Fidelity Investments (2000-2001).


      If the proposed New Advisory Agreement is approved, and the other conditions to the completion of the Transaction are satisfied or waived, Ms. LaMarche would be deemed to be an Interested Trustee by reason of her former position as a Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company. Mr. McLoughlin would be deemed to be an Interested Trustee by reason of his former relationship with The Phoenix Companies, Inc. and its affiliates. Mr. Geraci would be an Interested Trustee by reason of his relationships with The Phoenix Companies, Inc. and its affiliates.

                         CURRENT DISINTERESTED TRUSTEES


                                                                                 NUMBER OF
       NAME, AGE AT           YEAR FIRST               PRINCIPAL               PORTFOLIOS IN
    FEBRUARY 7, 2006,         ELECTED OR             OCCUPATION(S)             FUND COMPLEX
     POSITION(S) WITH         APPOINTED                 DURING                   OVERSEEN                 OTHER
    TRUST AND ADDRESS         TO OFFICE*            PAST FIVE YEARS             BY TRUSTEE            DIRECTORSHIPS
--------------------------    ----------    -------------------------------    -------------    --------------------------
C. GARY GERST, 67,               1995       Retired; Former Co-Chairman,            19          Director, Florida Office
Trustee and Chairman                        Jones Lang LaSalle, formerly                        Property Company, Inc.
of the Board of Trustees                    named LaSalle Partners, Ltd.                        (real estate investment
 200 E. Randolph Drive                      (real estate investment manager                     fund); Chairman of the
 43rd Floor                                 and consulting firm).                               Board and Trustee,
 Chicago, IL 60601                                                                              Henderson Global
                                                                                                Funds (4 portfolios);
                                                                                                and President, KCI Inc.
                                                                                                (Private S-Corporation
                                                                                                investing in non-public
                                                                                                investments).

JOHN W. MCCARTER, JR., 68,       1995       President and Chief Executive           19          Chairman, Divergence
Trustee                                     Officer, The Field Museum of                        L.L.C. (biotechnology
 1400 S. Lake Shore Drive                   Natural History; Formerly                           firm); Director, W.W.
 Chicago, IL 60605                          Senior Vice President and                           Grainger, Inc. (industrial
                                            Director, Booz-Allen and                            distributor); and Trustee,
                                            Hamilton, Inc. (consulting                          Janus Funds Complex
                                            firm).                                              (52 portfolios).

PAULA WOLFF, 60,                 1998       Senior Executive, Chicago               19          Vice Chair, University of
Trustee                                     Metropolis 2020 (civic                              Chicago Board of
 30 W. Monroe Street                        organization). Formerly,                            Trustees; Chair,
 18th Floor                                 President, Governors State                          University of Chicago
 Chicago, IL 60603                          University.                                         Hospitals; and Director,
                                                                                                Ariel Capital
                                                                                                Management, Inc.
                                                                                                (investment manager).


* A Trustee shall retire at the end of the calendar year in which the Trustee attains the age of 72 years.

No current Trustee is an Interested Person of the Trust.

                             OFFICERS OF THE TRUST

      The following table sets forth information concerning each current officer of the Trust.


       NAME, AGE AT              YEAR FIRST
     FEBRUARY 7, 2006,           ELECTED OR
     POSITION(S) WITH           APPOINTED TO                     PRINCIPAL OCCUPATION(S)
     TRUST AND ADDRESS            OFFICE*                        DURING PAST FIVE YEARS
---------------------------    --------------    -------------------------------------------------------
JOHN L. SHIELDS, 53,                2005         President of the Trust since November 2005; Managing
President                                        Director, Navigant Consulting, Inc. (management
 111 W. Monroe Street                            consulting firm), since 2004; Independent Trustee,
 Chicago, IL 60603                               Domini Social Investments Funds, since 2004;
                                                 Managing Principal, Shields Smith & Webber LLC
                                                 (management consulting firm), from 2002 to 2004;
                                                 President and CEO, Citizens Advisers, Inc. (investment
                                                 adviser) and Citizens Securities, Inc. (broker/dealer),
                                                 from 1998 to 2002; President and Trustee, Citizens
                                                 Funds, from 1998 to 2002.

STEVEN B. RICHARD, 46,              2006         Officer of the Trust since January 2006; Consultant,
Treasurer, Principal                             Employee and, most recently, Chief Operating Officer,
Financial and                                    Spectrum Global Fund Administration, from 2003 to
Accounting Officer and                           2005; Director, Mutual Fund Administration, Investors
Vice President                                   Bank & Trust Company, from 1995 to 2002.
 111 W. Monroe Street
 Chicago, IL 60603

RICHARD J. SNYDER, 49,              2006         Officer of the Trust since January 2006; Consultant,
Vice President                                   Navigant Consulting, Inc. (consulting firm), since
 111 W. Monroe Street                            2005; Senior Director, Investors Bank & Trust
 Chicago, IL 60603                               Company (financial services company), 2002 to 2004;
                                                 Vice President, Charles Schwab & Co. Inc. (securities
                                                 brokerage firm), 1997 to 2001.

DAVID C. LEBISKY, 33,               2001         Director, PFPC Inc. (mutual fund administrator);
Secretary                                        Registered Representative, PFPC Distributors, Inc.
 103 Bellevue Parkway
 Wilmington, DE 19809

THOMAS J. RYAN, 64,                 2004         Vice President and Director of Accounting, PFPC, Inc.
Assistant Treasurer and
Assistant Secretary
 103 Bellevue Parkway
 Wilmington, DE 19809

EILEEN T. FLAHERTY, 47              2004         Chief Compliance Officer of the Trust since 2004;
Chief Compliance Officer                         Executive officer, The Global Capital Group Ltd. (law
 111 W. Monroe Street                            firm), since 2002; Executive officer, Fimat USA Inc.
 Chicago, IL 60603                               (broker-dealer/futures commission merchant), from
                                                 2002 to 2004; Executive officer, Aubrey G. Lanston &
                                                 Co. Inc. (broker-dealer/futures commission merchant),
                                                 from 1997 to 2002.


* Each officer serves until the election of his or her successor or until he or she dies, resigns or is removed.

      It is expected that, if the Transaction is consummated, the current officers will resign, and the following Phoenix personnel will become officers of the Trust:


       NAME, AGE AT
     FEBRUARY 7, 2006,           YEAR FIRST
     POSITION(S) WITH            ELECTED TO                      PRINCIPAL OCCUPATION(S)
     TRUST AND ADDRESS             OFFICE                        DURING PAST FIVE YEARS
---------------------------    --------------    -------------------------------------------------------
DANIEL T. GERACI, 48                2004         Executive Vice President, Asset Management, The
President                                        Phoenix Companies, Inc. (2003-present). President and
 56 Prospect Street                              Chief Executive Officer, Phoenix Investment Partners,
 Hartford, CT 06115                              Ltd. (2003-present). President, certain funds within
                                                 the Phoenix Fund Complex (2004-present). President and
                                                 Chief Executive Officer of North American investment
                                                 operations, Pioneer Investment Management USA, Inc.
                                                 (2001-2003). President of Private Wealth Management
                                                 Group, Fidelity Investments (2000-2001).

GEORGE AYLWARD, 41                  2004         Senior Vice President and Chief Operating Officer,
Executive Vice President                         Asset Management, The Phoenix Companies, Inc.
 56 Prospect Street                              (2004-present). Executive Vice President and Chief
 Hartford, CT 06115                              Operating Officer, Phoenix Investment Partners, Ltd.
                                                 (2004-present). Vice President, Phoenix Life Insurance
                                                 Company (2002-2004). Vice President, The Phoenix
                                                 Companies, Inc. (2001-2004). Vice President, Finance,
                                                 Phoenix Investment Partners, Ltd. (2001-2002).
                                                 Assistant Controller, Phoenix Investment Partners, Ltd.
                                                 (1996-2001). Executive Vice President, certain funds
                                                 within the Phoenix Funds Family (2004-present).

FRANCIS G. WALTMAN, 43              2004         Senior Vice President, Product Development and Asset
Senior Vice President                            Management, Phoenix Investment Partners, Ltd.
 56 Prospect Street                              (2005-present). Senior Vice President, Asset
 Hartford, CT 06116                              Management Product Development, The Phoenix
                                                 Companies, Inc. (since 2006). Senior Vice President
                                                 and Chief Administrative Officer, Phoenix Investment
                                                 Partners, Ltd., (2003-2004). Senior Vice President and
                                                 Chief Administrative Officer, Phoenix Equity Planning
                                                 Corporation (1999-2003). Senior Vice President,
                                                 certain funds within the Phoenix Fund Family
                                                 (2004-present).



       NAME, AGE AT
     FEBRUARY 7, 2006,           YEAR FIRST
     POSITION(S) WITH            ELECTED TO                      PRINCIPAL OCCUPATION(S)
     TRUST AND ADDRESS             OFFICE                        DURING PAST FIVE YEARS
---------------------------    --------------    -------------------------------------------------------
NANCY G. CURTISS, 53              2005 and       Assistant Treasurer (2001-present), Fund Accounting
Chief Financial Officer            1996,         (1994-2000), Treasurer (1996-2000), Phoenix
and Treasurer                   respectively     Equity Planning Corporation. Vice President
 56 Prospect Street                              (2003-present), Phoenix Investment Partners, Ltd,
 Hartford, CT 06115                              Chief Financial Officer and Treasurer or Assistant
                                                 Treasurer, certain funds within the Phoenix Fund
                                                 Complex (1994-present).

MARC BALTUCH, 61                    2004         Chief Compliance Officer, Zweig-DiMenna Associates
 900 Third Avenue                                LLC (1989-present). Vice President and Chief
 New York, NY 10022                              Compliance Officer, certain Funds within the Phoenix
                                                 Fund Complex (2004-present). Vice President, The
                                                 Zweig Total Return Fund, Inc. (2004-present). Vice
                                                 President, The Zweig Fund, Inc. (2004-present).
                                                 President and Director of Watermark Securities, Inc.
                                                 (1991-present). Assistant Secretary of Gotham Advisors
                                                 Inc. (1990-present). Secretary, Phoenix-Zweig Trust
                                                 (1989-2003). Secretary, Phoenix-Euclid Market Neutral
                                                 Fund (1999-2002).

KEVIN J. CARR, 51                   2005         Vice President and Counsel, Phoenix Life
 One American Row                                Insurance Company (May 2005-present). Vice
 Hartford, CT 06102                              President, Counsel, Chief Legal Officer and Secretary
                                                 of certain funds within the Phoenix Fund Complex (May
                                                 2005-present). Compliance Officer of Investments and
                                                 Counsel, Travelers Life & Annuity Company (January
                                                 2005-May 2005). Assistant General Counsel, The
                                                 Hartford Financial Services Group (1999-2005).


                                SHARE OWNERSHIP

      The following table sets forth, as of February 28, 2006, the dollar range of equity securities beneficially owned by each Trustee and the aggregate dollar range of equity securities beneficially owned by the Trustees in any fund overseen by the Trustee within the Trust. No nominee owned shares of any of the Harris Insight Funds as of February 28, 2006. Information regarding the number of shares owned by each Trustee is attached as Exhibit C.


                                                                          AGGREGATEDOLLAR RANGE
                                               DOLLAR RANGE OF EQUITY     OF EQUITY SECURITIES
       NAME OF               EACH FUND         SECURITIES IN EACH FUND        IN THE TRUST
       TRUSTEE           BENEFICIALLY OWNED      BENEFICIALLY OWNED        BENEFICIALLY OWNED
---------------------    ------------------    -----------------------    ---------------------
C. Gary Gerst              Equity                       $10,001-50,000            Over $100,000
                           Emerging Markets             $10,001-50,000
                           Small-Cap Growth              Over $100,000
                           Small-Cap Value               Over $100,000



                                                                          AGGREGATEDOLLAR RANGE
                                               DOLLAR RANGE OF EQUITY     OF EQUITY SECURITIES
       NAME OF               EACH FUND         SECURITIES IN EACH FUND        IN THE TRUST
       TRUSTEE           BENEFICIALLY OWNED      BENEFICIALLY OWNED        BENEFICIALLY OWNED
---------------------    ------------------    -----------------------    ---------------------
John W. McCarter, Jr.      Equity                       $10,001-50,000          $50,001-100,000
                           International                $10,001-50,000
                           High Yield Bond              $10,001-50,000

Paula Wolff                Emerging Markets             $10,001-50,000           $10,001-50,000
                           International                $10,001-50,000


      No Trustee or nominee owns beneficially or of record any security of Harris, Hansberger, HIM, PFPCDI or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Harris, HIM, or PFPCDI.

      No Trustee or nominee owns beneficially or of record, any security of Phoenix, Vontobel, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Phoenix or Vontobel.

                COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      Each Trustee receives from the Trust a retainer at the annual rate of $20,000 ($45,000 in the case of the Chairman of the Board) and a fee of $3,500 for each meeting of the Board of Trustees attended (or $500 if attendance is by telephone) and a fee for attendance at a meeting of a committee of the Board of Trustees of $1,000 (or $250 if attendance is by telephone). The Trust has not adopted any form of retirement plan covering Trustees or officers.

      The following table summarizes the compensation for the year ended December 31, 2005 paid by the Trust to the Trustees of the Trust:

                                             AGGREGATE COMPENSATION
              NAME AND POSITION                  FROM THE TRUST
              -----------------              ----------------------
      Faris Chesley, Trustee (1)                    $14,000
      C. Gary Gerst, Trustee and Chairman            79,000
      Valerie B. Jarrett, Trustee (2)                16,000
      John W. McCarter, Jr., Trustee                 52,000
      Paula Wolff, Trustee (3)                       53,000

__________________

(1) Mr. Chesley resigned as a Trustee on April 13, 2005, and received $68,446 of previously deferred compensation pursuant to the deferred compensation plan described below.

(2) Ms. Jarrett resigned as a Trustee on April 30, 2005, and received $250,241 of previously deferred compensation.

(3) Includes compensation that was deferred. At December 31, 2005, the value of the deferred compensation account of Ms. Wolff was $340,939.

      The Trust has a deferred compensation plan (the "Plan") that permits any Trustee who is not an "interested person" of the Trust to elect to defer receipt of 100% or 50% of his or her compensation as a Trustee for two or more years. The deferred compensation of a participating Trustee is credited to a book reserve account of one or more Funds when the compensation would otherwise have been paid by the Funds to the Trustee. The value of the Trustee's deferred account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the Funds as designated by the Trustee. The Trustee may elect to receive distributions from the Trustee's account, in a lump sum or over a period of five years, commencing no later than when the Trustee ceases to be a member of the Board of Trustees. Each Fund's obligation to make distributions under the Plan is a general obligation of that Fund. No Fund will be liable for any other Fund's obligations to make distributions under the Plan.

      The compensation of Eileen T. Flaherty, Senior Vice President and Chief Compliance Officer of the Trust, is borne by the Trust and Harris. For the year ended December 31, 2005, she received $225,000 in compensation from the Trust. No other remuneration was paid by the Trust to persons who were officers or employees of Harris or PFPC for their services as officers of the Trust.

GENERAL INFORMATION REGARDING THE BOARD OF TRUSTEES

      The Trust is governed by a Board of Trustees, which is responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds and review the investment decisions of HIM, although they do not actively participate on a regular basis in making such decisions. The Trustees meet periodically throughout the year to oversee the Trust's activities, review Fund performance and review the actions of Harris, HIM, and the subadvisers, who are responsible for the Trust's day-to-day operations. There were four regular meetings and 25 special meetings of the Trustees held during the fiscal year ended December 31, 2005. Each Trustee attended at least 75% of those meetings. Since the Trust is not required to hold annual shareholder meetings, there is no policy requiring Trustee attendance at such meetings.

COMMITTEES OF THE BOARD OF TRUSTEES

      Mr. Gerst, Mr. McCarter and Ms. Wolff serve as members of the Audit Committee and the Governance Committee. The Audit Committee selects the independent auditors and confers with the auditors regarding the scope and results of the audits. The Governance Committee makes recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. During the 2005 fiscal year, the Audit Committee met three times and the Governance Committee met once. The Governance Committee charter is attached as Exhibit D.

      The Governance Committee will consider nominees recommended by shareholders. The Trust has adopted procedures for the consideration of trustee candidates submitted by shareholders. Under those procedures, a shareholder may submit a recommendation for a trustee candidate in writing via regular mail to the attention of the Secretary of the Trust at Harris Insight Funds, 760 Moore Road, King of Prussia, PA 19406. All such recommendations must include the following information: (i) the number of shares of the Fund owned beneficially and of record by the shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate's education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other registered investment companies), current employment, date of birth, business and residence address, and the names and addresses of at least three professional references; (iii) information regarding the candidate that will be sufficient for the Fund to make a determination that the candidate is not an "interested person" of the Fund or the Adviser; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as Trustee of the Trust, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, specifying if there is none; (vi) the Fund and the number of all shares of the Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) such other information that would be helpful to the Governance Committee in evaluating the candidate. The Governance Committee may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished by the shareholder. If the nominating shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance Committee, the recommendation will be deemed not properly submitted for consideration, and the Governance Committee is not required to consider such candidate. Recommendations that have been properly submitted by shareholders pursuant to the procedures will be forwarded to the Governance Committee for consideration. When the Governance Committee is not actively recruiting new trustees, recommendations will be kept on file until active recruitment is underway.

SECURITY HOLDER COMMUNICATIONS

      The Trustees provide a process for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. If a specific Board member is the intended recipient of such communication, the name of that Board member must be noted therein. The Secretary will forward such correspondence only to the intended recipient if one is noted. Prior to forwarding any correspondence, the Secretary will review the communication and will not forward communications deemed by the Secretary, in his or her discretion, to be frivolous, of inconsequential commercial value or otherwise inappropriate for Board consideration. Any communication reviewed by the Secretary and not forwarded to the Board for consideration shall be forwarded to and reviewed by independent legal counsel to the independent directors. In the event independent legal counsel to the independent directors disagrees with the determination of the Secretary and deems such communication appropriate for Board consideration, such communication shall be forwarded to the Board or members thereof, as appropriate. The Trust will retain shareholder communications addressed to the Board in accordance with its record retention policies. The Trustees may amend, modify or terminate these policies and procedures at any time.

               PROPOSAL 2: APPROVAL OF THE NEW ADVISORY AGREEMENT

      A COPY OF THE PROPOSED NEW ADVISORY AGREEMENT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT E.

REQUIRED VOTE

      Approval of the New Advisory Agreement as to each Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all share classes voting together with respect to the Fund. Under the 1940 Act, a majority of a Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares present at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). Unless the New Advisory Agreement is approved by the shareholders of all Funds, Proposals 1, 3, 4 and 5 are adopted, and the other conditions to completion of the Transaction are satisfied or waived, HIM will continue as adviser of each Fund under the terms of the Current Advisory Agreement and the current Board will consider options available to the Funds.

THE CURRENT ADVISORY AGREEMENT

      The Current Advisory Agreement is between the Trust and HIM, 190 South LaSalle Street, 4th Floor, Chicago, Illinois 60603. HIM, an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), is a wholly-owned subsidiary of Harris Bankcorp, Inc., which is a wholly-owned subsidiary of Harris Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. The following persons serve as the directors and principal executive officers of HIM: Donald
G. M. Coxe, Chairman of the Board, Chief Strategist, and Director; Gilles G. Ouellette, Director; William O. Leszinske, Director, President and Chief Investment Officer; Barry M. Cooper, Director; Randall J. Johnson, Treasurer and Chief Financial Officer; Atul Tiwari, Director; Timothy R. Kane, Secretary; and William A. Downe, Director.

      As discussed below, HIM has delegated certain of its duties as investment adviser for International Fund and Emerging Markets Fund to Hansberger, and for High Yield Bond Fund to Monegy, pursuant to Current Subadvisory Agreements between HIM and Hansberger, and HIM and Monegy, respectively.

      Each Fund has agreed to compensate HIM for its services provided pursuant to the Current Advisory Agreement by the monthly payment of a fee at the following annual contractual rates as a percentage of its average daily net asset value:

      FUND                                           ADVISORY FEE
      ----                                           ------------
      Balanced Fund                                      0.50%

      Core Equity Fund                                   0.70

      Emerging Markets Fund                              1.25

      Equity Fund                                        0.70

      Index Fund                                         0.20

      International Fund                                 1.05

      Small-Cap Growth Fund                              0.75

      FUND                                           ADVISORY FEE
      ----                                           ------------
      Small-Cap Opportunity Fund                         0.75

      Small-Cap Value Fund                               0.70

      Bond Fund                                          0.65

      High Yield Bond Fund                               0.45

      Intermediate Government Bond Fund                  0.45

      Intermediate Tax-Exempt Bond Fund                  0.45

      Short/Intermediate Bond Fund                       0.70

      Tax-Exempt Bond Fund                               0.45

      Ultra Short Duration Bond Fund                     0.20

      Government Money Market Fund          0.14% of first $100 million of
                                             net assets plus 0.10% of the
                                             Fund's remaining net assets

      Money Market Fund                     0.14% of first $100 million of
                                             net assets plus 0.10% of the
                                             Fund's remaining net assets

      Tax-Exempt Money Market Fund          0.14% of first $100 million of
                                             net assets plus 0.10% of the
                                             Fund's remaining net assets

      HIM may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. HIM has agreed to waive during the term of its advisory agreement with the Funds a portion of its advisory fee with respect to the Index Fund, International Fund and Emerging Market Fund, such that the net advisory fee rate for those Funds is 0.10%, 0.80%, and 1.00%, respectively, expressed as percentage of the Fund's average daily net assets.

      The following table shows the dollar amount of fees payable to the Adviser for its services with respect to each Fund, the amount of fee that was waived by the Adviser, if any, and the actual fee received by the Adviser for the fiscal year ended December 31, 2005. Pursuant to separate agreements, HIM pays a portion of the advisory fees it receives to affiliates of HIM, such as Harris. Those payments are used, among other things, to reimburse such affiliates' fiduciary clients who are invested in the Funds for a portion of the fees paid by such clients to Harris or its affiliates.


------------------------------------------------------------------------------------
                                      Gross           Advisory            Net
                                 Advisory Fee ($)  Fee Waived ($)   Advisory Fee ($)
                                       2005             2005              2005
------------------------------------------------------------------------------------
Government Money Market Fund           1,613,540           --          1,613,540
Money Market Fund                      6,520,668           --          6,520,668
Tax-Exempt Money Market Fund           1,378,657           --          1,378,657
Bond Fund                              1,184,229     (486,924)           697,305
High Yield Bond Fund                     342,784     (107,311)           235,473
Intermediate Government Bond Fund        153,700     (132,094)            21,606
Intermediate Tax-Exempt Bond Fund      1,078,309     (599,060)           479,249
Short/Intermediate Bond Fund           1,873,405     (826,836)         1,046,569
Tax-Exempt Bond Fund                     484,651     (269,250)           215,401
Ultra Short Duration Bond Fund            76,829      (56,066)            20,763
Balanced Fund                            380,817           --            380,817
Core Equity Fund                         977,260           --            977,260
Emerging Markets Fund                  3,828,565     (319,051)         3,509,514
Equity Fund                            1,886,952           --          1,886,952
Index Fund                               497,285      (75,767)           421,518
International Fund                     2,327,063     (229,539)         2,097,524
Small-Cap Growth Fund                     74,821      (45,506)            29,315
Small-Cap Opportunity Fund             5,041,559           --          5,041,559
Small-Cap Value Fund                   3,158,780           --          3,158,780
------------------------------------------------------------------------------------


      Each Fund's Current Advisory Agreement is dated April 28, 2000 and continues in effect for the Fund from year to year so long as such continuance is approved annually by a majority of the Funds' Disinterested Trustees and by either a majority of the outstanding voting shares of the Fund or the Trustees. Each Current Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or HIM on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the Fund, including a majority of the Disinterested Trustees and, to the extent required by the 1940 Act, a Majority Vote of the shareholders of the Fund. The Current Advisory Agreement for each Fund will be terminated upon shareholder approval and execution of the New Advisory Agreement.

      At a board meeting held on August 2, 2005, the Trustees unanimously approved the continuation of the Current Advisory Agreement for each Fund until November 30, 2005. At a meeting held on November 16, 2005, the Trustees unanimously approved the continuation of the Current Advisory Agreement for each Fund until May 15, 2006.

THE NEW ADVISORY AGREEMENT

      It is proposed that PIC become the new investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC is a wholly-owned subsidiary of PEPCO, a subsidiary of PXP, which is a wholly-owned subsidiary of Phoenix of Hartford, Connecticut. Phoenix is a provider of wealth management products and services to individuals and businesses. Phoenix' primary place of business is One American Row, Hartford, Connecticut 06115. PEPCO, a mutual fund distributor, would act as the national distributor of the Funds' shares and as administrator and transfer agent of each Fund. The principal office of PEPCO is located at 56 Prospect Street, Hartford, Connecticut 06115.

      PXP has served investors for over 70 years. As of December 31, 2005, PXP had approximately $37.4 billion in assets under management through its investment partners: Duff & Phelps Investment Management Co. in Chicago; Kayne Anderson Rudnick Investment Management LLC in Los Angeles; Engemann Asset Management in Pasadena; Seneca Capital Management LLC in San Francisco; Walnut Asset Management LLC in Philadelphia; Phoenix/Zweig Advisers LLC in New York; and PIC in Hartford, CT. PIC and its affiliates act as investment advisers for 16 investment companies with a total of 51 mutual funds and as advisers to other institutional clients. PIC currently serves as investment adviser for other mutual funds which have investment objectives similar to those of certain of the Funds. Exhibit F contains information about those Phoenix funds.

      The following persons serve as the principal executive officers of PIC at the address for PIC listed above with their principal Phoenix occupations noted in parenthesis: Daniel T. Geraci, Director and President (President and Chief Executive Officer, Phoenix Investment Partners, Ltd.); Michael E. Haylon, Director (Executive Vice President and Chief Financial Officer, The Phoenix Companies, Inc.); James D. Wehr, Executive Vice President (Executive Vice President and Chief Investment Officer, The Phoenix Companies, Inc.); George R. Aylward, Executive Vice President (Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Ltd.); Doreen A. Bonner, Vice President and Chief Compliance Officer (Senior Compliance Officer, Phoenix Life Insurance Company); Glenn H. Pease, Vice President, Finance and Treasurer (Vice President, Finance, and Treasurer, Phoenix Investment Partners, Ltd.); Kevin J. Carr, Vice President and Assistant Secretary (Vice President and Counsel, The Phoenix Companies, Inc.); John H. Beers, Vice President and Clerk (Vice President and Secretary, The Phoenix Companies, Inc.); and John R. Flores, Vice President and Anti-Money Laundering Officer (Vice President, Counsel and Chief Compliance Officer, The Phoenix Companies, Inc.).

      If the New Advisory Agreement is approved, the following individuals would serve in the following capacities as officers of the Funds: Daniel T. Geraci, President; George Aylward, Executive Vice President; Francis G. Waltman, Senior Vice-President; John Flores, Anti-Money Laundering Officer and Assistant Secretary; Marc Baltuch, Chief Compliance Officer; Doreen A. Bonner, Compliance Officer; Nancy G. Curtiss, Chief Financial Officer and Treasurer; W. Patrick Bradley and Amy H. Hackett, Assistant Treasurers; Jacqueline M. Porter, Vice-President and Assistant Treasurer; Kevin Carr, Vice-President, Chief Legal Officer, Counsel and Secretary; and Vallerie A. Atwood, Frances J. Crisafulli and Ann Spooner, Assistant Secretaries.

      The terms of the New Advisory Agreement are substantially similar to those of the Current Advisory Agreement, except for the reduction in investment advisory fee rates for the Bond Fund, Short/Intermediate Bond Fund, International Fund and Emerging Markets Fund. The New Advisory Agreement would be in effect for an initial term until November 30, 2007 and would continue in effect from year-to-year thereafter with respect to each Fund, if specifically approved annually by a majority of the Disinterested Trustees, and by either (a) the Trustees or (b) a Majority Vote of the shareholders of the Fund. If approved, the New Advisory Agreement could be terminated as to any Fund without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the

Fund or by PIC upon 60 days' written notice and would automatically terminate in the event of its "assignment" as defined in the 1940 Act.

      The New Advisory Agreement, like the Current Advisory Agreement, provides that PIC will not be liable for any act or omission in the course of, or in connection with, rendering services under the New Advisory Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Advisory Agreement. The New Advisory Agreement permits PIC to render similar investment advisory services to others and to engage in other activities.

      As compensation for its services, PIC would receive a fee, which would be accrued daily based on the value of each Fund's net assets and would be paid by the Funds monthly. The fee would be computed at the following proposed annual rates as a percentage of the Fund's average daily net assets.

      FUND                                       PROPOSED ADVISORY FEE
      ----                                       ---------------------
      Balanced Fund                                      0.50%

      Core Equity Fund                                   0.70

      Emerging Markets Fund                              1.00

      Equity Fund                                        0.70

      Index Fund                                         0.20

      International Fund                                 0.85

      Small-Cap Growth Fund                              0.75

      Small-Cap Opportunity Fund                         0.75

      Small-Cap Value Fund                               0.70

      Bond Fund                                          0.50

      High Yield Bond Fund                               0.45

      Intermediate Government Bond Fund                  0.45

      Intermediate Tax-Exempt Bond Fund                  0.45

      Short/Intermediate Bond Fund                       0.55

      Tax-Exempt Bond Fund                               0.45

      Ultra Short Duration Bond Fund                     0.20

      Government Money Market Fund            0.14% of first $100 million of
                                               net assets plus 0.10% of the
                                               Fund's remaining net assets

      Money Market Fund                       0.14% of first $100 million of
                                               net assets plus 0.10% of the
                                               Fund's remaining net assets

      Tax-Exempt Money Market Fund            0.14% of first $100 million of
                                               net assets plus 0.10% of the
                                               Fund's remaining net assets

      The description of the New Advisory Agreement' s terms in this section is qualified in its entirety by reference to Exhibit E.

      PIC will not continue any contractual or voluntary waivers of advisory fees currently in place, but has agreed to limit the annual operating expenses of certain Funds until December 31, 2007 as described above. Exhibit B contains more information about those expense limits.

      The following table shows for each Fund for the year ended December 31, 2005 the pro forma advisory fees that would have been paid under the New Advisory Agreement before waivers and the amounts that would have been waived or reimbursed as a result of the proposed expense limits, for the periods indicated.


----------------------------------------------------------------------------------
                                                      Pro Forma
                                 Gross Pro Forma      Estimated    Net Pro Forma
                                    Estimated         Waived or      Estimated
                                 Advisory Fee ($)   Reimbursed($) Advisory Fee ($)
                                       2005             2005            2005
----------------------------------------------------------------------------------
Government Money Market Fund         1,613,540             --          1,613,540
Money Market Fund                    6,520,668             --          6,520,668
Tax-Exempt Money Market Fund         1,378,657             --          1,378,657
Bond Fund                              910,945       (163,957)           746,989
High Yield Bond Fund                   342,784             --            342,784
Intermediate Government Bond Fund      153,700       (153,700)                 0
Intermediate Tax-Exempt Bond Fund    1.078,309        (51,147)         1,027,162
Short/Intermediate Bond Fund         1,471,961        (22,349)         1,449,612
Tax-Exempt Bond Fund                   484,651       (108,001)           376,650
Ultra Short Duration Bond Fund          76,829             --             76,829
Balanced Fund                          380,817             --            380,817
Core Equity Fund                       977,260             --            977,260
Emerging Markets Fund                3,062,852             --          3,062,852
Equity Fund                          1,886,952             --          1,886,952
Index Fund                             497,285             --            497,285
International Fund                   1,883,813             --          1,883,813
Small-Cap Growth Fund                   74,821        (74,821)                 0
Small-Cap Opportunity Fund           5,041,559             --          5,041,559
Small-Cap Value Fund                 3,158,780                         3,158,780
----------------------------------------------------------------------------------


      For each Fund whose contractual advisory rate will change, the following table shows the difference between the aggregate amount of advisory fee payable by the Fund and the aggregate amount of fee that would have been payable had the new advisory fee been in effect:


----------------------------------------------------------------------------------
                                  Gross             Gross       Difference Between
                              Actual Amount       Pro Forma      Gross actual and
            Fund              of Fees ($)*    Estimated Fees($)   Pro Forma (%)
----------------------------------------------------------------------------------
Bond Fund                         1,184,229        910,945            (23.07)
Short/Intermediate Bond Fund      1,873,405      1,471,961            (21.43)
International Fund                2,327,063      1,883,813            (19.05)
Emerging Markets Fund             3,828,565      3,062,852             (20.0)
----------------------------------------------------------------------------------


* HIM waived a portion of the advisory fees payable to it by the Funds. See page 24.

      If the Transaction is completed, in addition to paying the advisory fee to PIC, the Funds will also pay administrative services fees and transfer agency fees to PEPCO as administrator and transfer agent of the Trust. Fees payable to PEPCO by the Funds are described on page 30 of this Proxy Statement.

      Similar to expenses paid by each Fund under the Current Advisory Agreement, expenses that would be paid by the Funds under the New Advisory Agreement include: compensation of Trustees who are not affiliated with the investment adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Trust's registration statements, reports and prospectuses excluding those copies used for sales purposes, which PEPCO pays for at printer's cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and all costs incident to the Trust's existence as a Massachusetts business trust.

      Harris, an affiliate of HIM, has overall responsibility, subject to the oversight of the Trust's Board of Trustees, for administering all operations of the Trust and for providing or arranging for the provision of the overall business management and administrative services necessary for the Trust's operations. Harris serves as the Funds' administrator pursuant to the Administration Agreement with the Trust. Harris has entered into a Sub-Administration and Accounting Services Agreement with PFPC on behalf of the Trust. PFPC furnishes officers for the Trust, provides corporate secretarial services, prepares and files various reports with the appropriate regulatory agencies, assists in preparing various materials required by the Commission, provides accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any, and prepares various materials required by any state securities commission having jurisdiction over the Trust. The principal office of Harris is located at 111 W. Monroe Street, Chicago, IL 60603. The principal office of PFPC is located at 760 Moore Road, King of Prussia, PA 19406.

      Harris serves as the transfer agent and dividend disbursing agent of the Funds pursuant to Transfer Agency Services Agreement with the Trust and in that capacity generally assists the Funds in all aspects of their transfer agency operations. Harris has entered into a Sub-Transfer Agency Services Agreement with PFPC on behalf of the Trust. PFPC performs certain transfer agency and dividend disbursing agency services and, among other things, maintains shareholder records, processes the purchase and redemption of shares and their payment therefor, issues dividends and distributions, and mails shareholder communications. PFPC is an indirect, wholly-owned subsidiary of PNC Bank Corp. Harris pays the fees of PFPC, as Sub-Transfer Agent and Sub-Administrator, from the transfer agency and administration fees that it receives.

      PFPC Trust serves as custodian of the assets of the Funds and, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase, sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund, and disburses all expenses of each Fund. PFPC Trust has entered into a Sub-Custodian Services

Agreement with PNC Bank, N.A. ("PNC") on behalf of the Trust whereby PNC performs certain sub-custodian services. PFPC Trust and PNC are indirect, wholly-owned subsidiaries of PNC Bank Corp. The Funds pay the fees of PFPC Trust. The principal offices of PFPC Trust are located at 8800 Tinicum Blvd, Philadelphia, PA 19153.

      As compensation for services, Harris is contractually entitled to receive a combined fee administration and transfer agency services payable monthly at the following annual rates as a percentage of the aggregate average daily net assets of the Trust:

NET ASSETS                                     FEE
----------                                     ---
On the first $300 million                     0.1665%
On the next $300 million                      0.1465
On net assets over $600 million               0.1265

      The following table shows the dollar amount of contractual fees payable to Harris for its administration services with respect to each Fund, the amount of fee that was waived by Harris, if any, and the actual fee paid to Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC as sub-administrator. The effective administration fee, net of those waivers, expressed as a percentage of the Funds' average daily net assets for the period from August 8, 2005 to December 31, 2005 was approximately 0.05% (annualized). Harris has voluntarily waived additional amounts of administration fees, as well. The data is for the fiscal year ended December 31, 2005.


                                  CONTRACTUAL FEE ($)   WAIVED BY HARRIS ($)    NET FEE ($)
                                  -------------------   --------------------    ----------
Government Money Market Fund          1,833,585             (867,139)             966,446
Money Market Fund                     7,728,228           (4,815,465)           2,912,763
Tax-Exempt Money Market Fund          1,605,459             (428,846)           1,176,613
Bond Fund                               288,764              (86,848)             201,916
High Yield Bond Fund                    131,303              (46,541)              84,762
Intermediate Government Bond Fund        69,649              (28,922)              40,727
Intermediate Tax-Exempt Bond Fund       374,136              (92,095)             282,041
Short/Intermediate Bond Fund            415,566             (119,527)             296,039
Tax-Exempt Bond Fund                    177,921              (51,222)             126,699
Ultra Short Duration Bond Fund           57,531              (41,066)              16,465
Balanced Fund                           130,778              (42,822)              87,956
Core Equity Fund                        225,138              (62,478)             162,660
Emerging Markets Fund                   476,199             (136,972)             339,227
Equity Fund                             417,806             (104,334)             313,472
Index Fund                              375,221              (54,364)             320,857
International Fund                      350,476             (103,734)             246,742
Small-Cap Growth Fund                    14,602               (4,410)              10,192
Small-Cap Opportunity Fund            1,027,924             (207,754)             820,170
Small-Cap Value Fund                    686,209             (163,610)             522,599


      If PIC becomes the investment adviser to the Funds, PEPCO will perform administrative, bookkeeping, pricing and transfer agency functions for the Trust. For its services, PEPCO will charge fees at the following annual rates as a percentage of the aggregate average daily net assets of the Trust, plus out-of-pocket expenses.

                                     ADMINISTRATION     TRANSFER
      NET ASSETS                          FEE         AGENCY FEE *      TOTAL
      --------------------------     --------------   ------------     -------
      On the first $5 billion             0.09%         0.0125%        0.1025%
      On the second $10 billion           0.08          0.0125         0.0925
      On assets over $15 billion          0.07          0.0125         0.0825
                                             * Minimum fee per class of $27, 440

      PFPC Distributors, Inc. ("PFPCDI") acts as the distributor of the Funds pursuant to a Distribution Agreement between the Trust and PFPCDI. Fees for services rendered by the Distributor (not including sales charges) are paid by the Sub-Administrator. The Distributor bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares.

      Upon (and subject to) completion of the Transaction, PFPCDI will waive its right to contingent deferred sales charges on redemptions of Fund shares currently subject to a contingent deferred sales charge and such charges will be paid to PEPCO. Rule 12b-1 and shareholder servicing fees will continue to be paid by the Funds at current rates, and existing agreements with financial intermediaries will be continued. Harris will continue to receive Rule 12b-1 and shareholder servicing fees with respect to shares that are held by it for its customers. For the year ended December 31, 2005, Harris received $1,463,746 in Rule 12b-1 and shareholder servicing fees. It is possible that Harris may receive additional aggregate amounts of fees as a result of the proposed conversion of N Shares of the Funds to A Shares and the offering of Class C Shares.

BASIS FOR THE BOARD'S RECOMMENDATION

      At a meeting held on March 25, 2006, the Board of the Trust voted to approve the New Advisory Agreement. The Trustees had previously met with senior officers of Harris, PIC and/or HIM on several occasions to discuss the proposed change of advisers and to consider the qualifications of PIC and HIM. In addition, they received from each of those parties and reviewed substantial written information as requested by them. Throughout that process the Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things, the following factors: (a) the decision by HIM and Harris to exit the business of acting as sponsor and principal service provider to U.S. mutual funds; (b) the investment objective and strategy of each Fund; (c) PIC and its affiliates, its current personnel (including particularly those personnel with responsibilities for providing investment oversight and administrative services), and its financial condition, resources and investment and compliance oversight process; (d) the terms of the Current Advisory Agreement and the terms of the New Advisory Agreement, including the standard of care and termination provisions; (e) the scope and quality of the services that PIC and its affiliates are expected to provide to the Funds; (f) the structure and rate of advisory fees that would be payable to PIC by the respective Funds, the proposed expense limitations for certain Funds, the structure and rate of advisory fees payable to other advisers by comparable funds, the structure and rate of advisory fees charged by PIC to other clients and possible alternative fee structures; (g) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (h) compensation expected to be payable by the Funds to PIC and its affiliates for other services; (i) the compliance record of PIC and its affiliates; (j) the competitive market for mutual funds in different distribution channels; and (k) the financial condition of PIC and its affiliates.

      After consideration of the factors and information referred to above, the Trustees reached several conclusions. They concluded that the proposed nature and extent of PIC's services to the Funds were appropriate and consistent with the terms of the New Advisory Agreement. They also concluded that PIC appeared to be well suited to become the investment adviser of the Funds. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

      - PIC's considerable experience serving as a manager of managers for the Phoenix funds, whose portfolios are managed by subadvisers;

      - The proposed New Subadvisory Agreement between PIC and HIM, and the resulting continuity of day-to-day portfolio management of the Funds that would be subadvised by HIM;

      - The considerable experience of PIC and its affiliates in providing to the Phoenix funds general administrative services, including the preparation of regulatory filings, services to fund shareholders, distribution services and management of the relationships of those funds and PIC with third party service providers;

      - The quality of the services of PIC and its affiliates to the Phoenix funds, which appears to be consistent with or superior to quality norms in the mutual fund industry;

      - The stated intention of an affiliate of PIC to actively promote the sale of shares of the Funds;

      - The sufficiency of PIC's personnel and their education and experience;

      - The soundness of PIC's financial condition and PIC's relationship to a much larger financial services enterprise with very substantial financial resources; and

      - The proposed conversion at a later date of the N Shares of each Fund, other than a Harris Insight money market fund, into Class A Shares of the Fund and the right of holders of those shares to purchase additional Class A Shares of the Fund without a sales load.

      The Trustees concluded that the estimated overall expenses ratio of each surviving class of shares of each Fund, taking into account the contractual expense limits offered by PIC, was comparable to or more favorable than the median expense ratio of its peers as identified by Lipper Inc., and that the fees that each Fund would pay to PIC are reasonable in relation to the nature and quality of the services to be provided, taking into account, among other things, the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients. The Trustees also concluded that the fees that each Fund would pay to PIC, net of subadvisory fees payable to the subadvisers by PIC, are reasonable in relation to the nature and quality of the services to be provided by PIC, including, but not limited to, overall management of the Funds' investment program, oversight of the subadvisers and related services, taking into account. among other things, the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees PIC charges to other clients.

      The Trustees concluded that, in addition to, the services to be provided by PIC and its affiliates and the fees to be paid by the Funds therefor, the Funds and PIC may potentially benefit from their relationship with each other in other ways. They also concluded that the success of the Funds could attract other business to PIC or other Phoenix funds and that the success of PIC could enhance PIC's ability to serve the Funds.

      THE TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW ADVISORY AGREEMENT.

          PROPOSALS 3, 4 AND 5: APPROVAL OF NEW SUBADVISORY AGREEMENTS

      PROPOSAL 3 - APPROVAL OF NEW SUBADVISORY AGREEMENT FOR EACH FUND EXCEPT
                   THOSE NAMED IN PROPOSALS 4 AND 5 BELOW

      PROPOSAL 4 - APPROVAL OF NEW SUBADVISORY AGREEMENT FOR INTERNATIONAL FUND
                   AND EMERGING MARKETS FUND

      PROPOSAL 5 - APPROVAL OF NEW SUBADVISORY AGREEMENT FOR BOND FUND AND HIGH
                   YIELD BOND FUND

      A COPY OF THE PROPOSED FORM OF THE NEW SUBADVISORY AGREEMENT WITH HIM AND THE FORM OF NEW SUBADVISORY AGREEMENT WITH VONTOBEL AND SENECA IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBITS G AND H, RESPECTIVELY.

REQUIRED VOTE

      Approval of the New Subadvisory Agreement as to each Fund requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all share classes voting together with respect to the Fund. Under the 1940 Act, a majority of a Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares present at a meeting at which more than 50% of the Fund's outstanding voting securities are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). Unless each New Subadvisory Agreement and each proposed New Advisory Agreement are approved by the shareholders of each of the respective Funds, all trustee nominees are elected, and the other conditions to completion of the Transaction are satisfied or waived, HIM would continue as adviser to the Funds under the terms of the Current Advisory Agreement and the Current Subadvisory Agreements, as the case may be, until the expiration of such agreements, and the Board of Trustees would consider the options available to the Funds.

CURRENT SUBADVISORY AGREEMENTS

      INTERNATIONAL FUND AND EMERGING MARKETS FUNDS

      Hansberger, 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, FL 33301, is the subadviser for International Fund and Emerging Markets Fund. Hansberger, a wholly-owned subsidiary of Hansberger Group, Inc., is an investment adviser registered under the Advisers Act. Hansberger Group, Inc. is majority-controlled by Thomas L. Hansberger. The following persons serve as the principal executive officers of Hansberger at the address for Hansberger listed above: Thomas L. Hansberger, Chairman, Chief Executive Officer, Director, and Treasurer; Jerald C. Jackson, Sr., Vice President, General Counsel, Director and Assistant Secretary; Wesley E. Freeman, Director and Managing Director of Institutional Marketing; Thomas A. Christensen, Chief Financial Officer; Ronald
W. Holt, Director, President, and Managing Director of Research; Lauretta Reeves, Chief Investment Officer; and Kimberly A Scott, Senior Vice President, Secretary, Chief Compliance Officer, Chief Administrative Officer and Director. The principal occupation of each principal executive officer is the officer's position with Hansberger.

      The Current Subadvisory Agreements between Hansberger and HIM for each of International Fund (dated August 6, 1997) and Emerging Markets Fund (dated October 1, 1997) obligates Hansberger to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers and dealers selected by Hansberger; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Current Subadvisory Agreement provides that Hansberger shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

      The Funds pay no fees directly to Hansberger as the subadviser. Under the Current Subadvisory Agreement, Hansberger is compensated by HIM with respect to each Fund at the following annual rates as a percentage of the Fund's average daily net assets.

      FUND                                         FEE RATE
      ----                                         --------
      International Fund           0.75% on the first $25 million;
                                   0.50% on the next $75 million; and
                                   0.35% on assets in excess of $100 million
      Emerging Markets Fund        0.75% on first $100 million; and
                                   0.50% on assets in excess of $100 million

      At a meeting held on August 2, 2005, the Board of Trustees unanimously approved the continuation of the Current Subadvisory Agreements with Hansberger until November 30, 2005. At a meeting held on November 16, 2005, the Trustees unanimously approved the continuation of these Current Subadvisory Agreements until May 15, 2006.

      HIGH YIELD BOND FUND

      Monegy, 302 Bay Street, 12th Floor, Toronto, Canada M5X 1A1, is the subadviser for the High Yield Bond Fund. Monegy, a wholly-owned subsidiary of HIM, is an investment adviser registered under the Advisers Act. As explained above, HIM is a wholly-owned subsidiary of Harris Bankcorp. Inc., which is a wholly-owned subsidiary of Harris

Financial Corp., which is a wholly-owned subsidiary of Bank of Montreal, a publicly-traded Canadian banking institution. The following persons serve as the principal executive officers of Monegy at the address for Monegy listed above:
Donald G. M. Coxe, Director; Gilles G. Ouellette, Director; William O. Leszinske, Director and Chairman of the Board; Randall J. Johnson, Chief Financial Officer; Barry M. Cooper, Director; Timothy R. Kane, Secretary; Daniel
E. Atack, Managing Director; Sadhana Valia, Director, Chief Compliance Officer, and President; Lori J. Marchildon, Compliance Officer; and Yasmin Horra, Assistant Secretary. The principal occupation of each principal officer is the officer's position with Monegy or an affiliate of Monegy.

      The Current Subadvisory Agreement between Monegy and HIM for High Yield Bond Fund dated December 1, 2003 obligates Monegy to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers and dealers selected by Monegy; (iii) vote all proxies for portfolio securities; and (iv) perform certain limited related administrative functions in connection therewith. The Current Subadvisory Agreement with Monegy provides that Monegy shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

      The Fund pays no fees directly to Monegy as subadviser. Under the Current Subadvisory Agreement, Monegy is compensated by HIM with respect to the Fund at the rate of 80% of the advisory fee (0.45% of average annual net assets of the Fund), net of any waivers, received by HIM from the Fund.

      At a meeting held on August 2, 2005, the Trustees unanimously approved the Current Subadvisory Agreement until November 30, 2005. At a meeting held on November 16, 2005, the Trustees unanimously approved the Current Subadvisory Agreement until May 15, 2006.

NEW SUBADVISORY AGREEMENTS

      Shareholders of each Fund are being asked to approve a New Subadvisory Agreement with respect to that Fund.

      HIM

      Shareholders of all Funds (other than International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund) are being asked to approve a New Subadvisory Agreement with HIM, the Funds' current investment adviser. Information about HIM is set forth above under Proposal 2.

      VONTOBEL

      Shareholders of International Fund and Emerging Markets Fund are being asked to approve a New Subadvisory Agreement with Vontobel.

      Vontobel, 450 Park Avenue, New York, New York 10022, is registered as an investment adviser under the Advisers Act. Vontobel is a wholly-owned subsidiary of

Vontobel Holding AG, Todistrasse 27, CH-8022 Zurich, Switzerland, a Swiss bank holding company that is traded on the Swiss Stock Exchange. The Vontobel family, through various investment vehicles, owns approximately 40% of Vontobel Holding AG. The following persons serve as the principal executive officers of Vontobel at the address for Vontobel: Henry Schlegel, President and CEO; Thomas P. Wittwer, Senior Vice President; Edwin D. Walczak, Senior Vice President; Peter Newell, Senior Vice President; Rajiv Jain, Senior Vice President; Joseph Mastoloni, Vice President and Chief Compliance Officer; Alfred Nyffeler, Chief Financial Officer; Guenter Faschang, Vice President; Melissa C. Demcsik, Assistant Vice President; Igor Krutov, Vice President; Matthew W. Benkendorf, Assistant Treasurer; Edgar A. Ruffin, Assistant Vice President; Sangam Sogani, Vice President; Herbert J. Scheidt, Chairman; Christoph Ledergerber, Vice Chairman; and Zeno Staub, Director. The principal occupation of each principal executive officer is the officer's position with Vontobel.

      SENECA

      Shareholders of the Bond Fund and High Yield Bond Fund are being asked to approve a New Subadvisory Agreement with Seneca.

      Seneca, 909 Montgomery Street, 5th Floor, San Francisco, California 94133, is registered as an investment adviser under the Advisers Act. As explained above, Seneca is a wholly-owned subsidiary of PXP. The following persons serve as the principal executive officers of Seneca (with their principal Phoenix occupations noted in parenthesis): Albert J. Gutierrez, Chief Investment Officer of Fixed Income; Victoria W. Gee, Chief Financial Officer; Mark R. Shamia, Chief Administrative Officer; Doug S. Couden, Director of Equity; George R. Aylward, Executive Vice President (Executive Vice President and Chief Operating Officer, Phoenix Investment Partners, Inc.); John H. Beers, Vice President and Assistant Secretary (Vice President and Secretary, The Phoenix Companies, Inc.); Glenn H. Pease, Vice President and Treasurer (Vice President and Treasurer, Phoenix Investment Partners, Ltd.); Patricia A. Menard, Assistant Vice President (Assistant Vice President, Phoenix Investment Partners, Ltd.); and Scott Smith, Chief Compliance Officer. The principal occupation of each principal executive officer is the officer's position with Seneca unless stated otherwise in parenthesis.

      THE SUBADVISORY AGREEMENTS

      The terms of the New Subadvisory Agreement with respect to each Fund are substantially similar to those of the Current Subadvisory Agreement. However, the annual subadvisory fee rates payable by PIC under the New Subadvisory Agreements with HIM, Seneca and Vontobel follow (expressed as a percentage of a Fund's average net assets):

                                                PROPOSED
               FUND                         SUBADVISORY FEE*
               ----                         ----------------
Government Money Market Fund           0.07% on first $100 million
                                          and 0.05% thereafter

Money Market Fund                      0.07% on first $100 million
                                          and 0.05% thereafter

Tax-Exempt Money Market Fund           0.07% on first $100 million
                                          and 0.05% thereafter

                                                    PROPOSED
               FUND                             SUBADVISORY FEE*
               ----                             ----------------
Bond Fund                                             0.25%
High Yield Bond Fund                                 0.225
Intermediate Government Bond Fund                    0.255
Intermediate Tax-Exempt Bond Fund                    0.255
Short/Intermediate Bond Fund                         0.305
Tax-Exempt Bond Fund                                 0.255
Ultra Short Duration Bond Fund                        0.13
Balanced Fund                                         0.28
Core Equity Fund                                      0.38
Emerging Markets Fund                      0.50 on first $200 million
                                              and 0.45 thereafter
Equity Fund                                           0.38%
Index Fund                                            0.13
International Fund                                   0.425
Small-Cap Growth Fund                                0.405
Small-Cap Opportunity Fund                           0.405
Small-Cap Value Fund                                  0.38

* Under the New Subadvisory Agreement for each Fund, except the International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund, the subadvisory fee will be reduced by 50% of any reimbursements or waivers by PIC.

The description of the Current Subadvisory Agreements' terms in this section is qualified in its entirety by reference to Exhibits F and G.

      The following table shows the actual subadvisory fees payable to Hansberger and Monegy by HIM for the fiscal year ended December 31, 2005 and the pro forma subadvisory fees that would have been paid by PIC under the New Subadvisory Agreements for the same period:


                               GROSS          GROSS PRO FORMA   DIFFERENCE BETWEEN
                         ACTUAL SUBADVISORY    SUBADVISORY       GROSS ACTUAL AND
                             FEES ($)*           FEES ($)       PRO FORMA FEES (%)
----------------------------------------------------------------------------------
High Yield Bond Fund           169,644            171,392             1.03
International Fund             988,198            941,906            (4.68)
Emerging Markets Fund        1,781,426          1,531,426           (14.03)


* Hansberger waived a portion of the subadvisory fees payable to it by HIM with respect to the International Fund and Emerging Markets Fund.

      Information about mutual funds managed by Vontobel and Seneca, that have similar investment objectives as International Fund, Emerging Markets Fund, Bond Fund and High Yield Bond Fund is included at Exhibit F.

      BASIS FOR THE BOARD'S RECOMMENDATION

      HIM, AS PROPOSED SUBADVISER FOR ALL FUNDS EXCEPT INTERNATIONAL FUND, EMERGING MARKETS FUND, BOND FUND AND HIGH YIELD FUND

      At a meeting held on March 25, 2006, the Board of the Trust voted to approve the New Subadvisory Agreement with HIM. Since the commencement of operations of the Trust, the Trustees have met at least quarterly with senior officers of HIM. In addition, as noted above, they met with senior officers of HIM and others to consider the proposed change of investment advisers and the proposed continued engagement of HIM to manage the portfolios of most of the Funds. In addition, they received from HIM and reviewed substantial written information as requested by them. Throughout that process the Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors:
(a) the decision by HIM and Harris to exit the business of acting as sponsor and principal service provider to U.S. mutual funds; (b) the investment objective and strategy of each Fund which HIM would subadvise; (c) HIM, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to these Funds), and its financial condition, resources and investment process; (d) the terms of the Current Advisory Agreement and the terms of the proposed New Subadvisory Agreement, including the standard of care and termination provisions; (e) the scope and quality of the services that HIM has provided and would continue to provide to those Funds; (f) the structure and rate of advisory fees payable to HIM by PIC, the structure and rate of investment management fees payable to other subadvisers of comparable funds, the structure and rate of investment management fees charged by HIM to other clients; (g) the estimated total expense ratio of each of those Funds and of comparable funds managed by other advisers; (h) the methodology used by HIM in determining the compensation payable to portfolio managers and the competition for investment management talent; (i) HIM's compliance record; and (j) the competitive market for mutual funds in different distribution channels.

      After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of HIM's services to the Funds were appropriate and consistent with the terms of the New Subadvisory Agreement. They also concluded that the quality of HIM's investment advisory services to the Funds has been good. In reaching their conclusions, the Trustees considered the factors described above as well as the following:

      - Because HIM's principal responsibility would be management of most of the Funds' investment portfolios, the investment performance previously achieved by HIM for those Funds is an important indicator of the quality of services provided;

      - The continuity of day-to-day portfolio management for the Funds that would be sub-advised by HIM;

      - The quality of HIM's investment management services to the Funds has been consistent with or superior to quality norms in the mutual fund industry;

      - HIM has sufficient personnel, with the appropriate education and experience, to serve the investment management needs of Funds effectively, and has demonstrated its ability to attract and retain well qualified investment management personnel; and

      - HIM's financial condition is sound, and HIM is part of a much larger financial services enterprise with very substantial financial resources.

      The Trustees concluded that the fees that PIC will pay to HIM under the New Subadvisory Agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account, among other things, the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees HIM charges to other clients.

      The Trustees concluded that, other than the services to be provided by HIM to the Funds pursuant to the proposed agreement and the fees to be paid by PIC therefore, the Funds and HIM may potentially benefit from their relationship with each other in other ways. They concluded that HIM would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Funds and that the Funds would benefit from HIM's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of HIM. They also concluded that success of the Funds could attract other business to HIM and that the success of HIM could enhance HIM's ability to serve the Funds.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT WITH HIM.

      VONTOBEL, AS PROPOSED SUBADVISER FOR INTERNATIONAL FUND AND EMERGING MARKETS FUND

      At a meeting held on March 25, 2006, the Board of the Trust voted to approve the New Subadvisory Agreement with Vontobel. The Trustees received from Vontobel and reviewed substantial written information as requested by them. Throughout that process the Disinterested Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors: (a) the investment objective and strategy of each of International Fund and Emerging Markets Fund; (b) Vontobel, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to each of International Fund and Emerging Markets Fund), and its financial condition, resources and investment process; (c) the terms of the Current Subadvisory Agreement with Hansberger and the terms of the proposed New Subadvisory Agreement with Vontobel, including the standard of care and termination provisions; (d) the scope and quality of the services that Vontobel will provide to each Fund; (e) the structure and rate of subadvisory fees payable to Vontobel, the structure and rate of investment management fees payable to other subadvisers of comparable funds, the structure and rate of investment management fees charged by Vontobel to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each Fund and of comparable funds managed by other advisers; (g) the methodology used by Vontobel in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Vontobel's compliance record; and (i) the competitive market for mutual funds in different distribution channels.

      After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of Vontobel's services to be provided to each of International Fund and Emerging Markets Fund were appropriate and consistent with the terms of the New Subadvisory Agreement. In reaching their conclusion, the Trustees considered the factors described above as well as the following:

      - Because Vontobel's principal responsibility would be management of the investment portfolios of the International Fund and Emerging Markets Fund, the investment performance previously achieved by Vontobel for other clients is an important indicator of the quality of services to be provided;

      - Vontobel has sufficient personnel, with the appropriate education and experience, to serve investment management needs of each of the Funds effectively and has demonstrated its ability to attract and retain well qualified personnel; and

      - Vontobel's financial condition is sound, and Vontobel is part of a larger financial services enterprise with substantial financial resources.

      The Trustees concluded that the fees that Phoenix will pay to Vontobel under the New Subadvisory Agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account, among other things, the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Vontobel charges to other clients.

      The Trustees concluded that, in addition to services to be provided by Vontobel to each Fund pursuant to the New Subadvisory Agreement and the fees to be paid by PIC therefor, each Fund and Vontobel may potentially benefit from their relationship with each other in other ways. They concluded that Vontobel would benefit from the receipt of research products and services to be acquired through commissions paid on portfolio transactions of the Fund and that the Funds would benefit from Vontobel's receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Vontobel. They also concluded that success of the Fund could attract other business to Vontobel or its other funds and that the success of Vontobel could enhance Vontobel's ability to serve the Funds.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT WITH VONTOBEL.

      SENECA, AS PROPOSED SUBADVISER TO BOND FUND AND HIGH YIELD BOND FUND

      At a meeting held on March 25, 2006, the Board of the Trust voted to approve the New Subadvisory Agreement with Seneca. The Trustees received from Seneca and reviewed substantial written information as requested by them. Throughout that process the Trustees were represented and advised by their own independent legal counsel. In the course of their deliberations and evaluation of materials, the Trustees considered, among other things the following factors:
(a) the investment objective and strategy of each Fund for which Seneca would be the subadviser; (b) Seneca, its current personnel (including particularly those personnel with responsibilities for providing investment and compliance services to the Funds), and its financial condition, resources and investment process;
(c) the terms of the Current Advisory Agreement with respect to the Bond Fund and the Current Subadvisory Agreement with respect to the High Yield Bond Fund and the terms of the proposed New Subadvisory Agreement with respect to each of those Funds, including the standard of care and termination provisions; (d) the scope and quality of the services that Seneca would provide to the respective Funds; (e) the structure and rate of advisory fees payable to Seneca by PIC, the structure and rate of investment management fees payable to other subadvisers of comparable funds, the structure and rate of investment management fees charged by Seneca to other clients and possible alternative fee structures; (f) the estimated total expense ratio of each of those Funds and of comparable funds managed by other advisers; (g) the methodology used by Seneca in determining the compensation payable to portfolio managers and the competition for investment management talent; (h) Seneca's compliance record; and (i) the competitive market for mutual funds in different distribution channels.

      After consideration of the information referred to above, the Trustees reached several conclusions. They concluded that the nature and extent of Seneca's services to be provided to the Bond Fund and High Yield Bond Fund were appropriate and consistent with the terms of the New Subadvisory Agreement. In reaching their conclusion, the Trustees considered the factors described above as well as the following:

      - Because Seneca's principal responsibility would be management of the investment portfolios of the Bond Fund and High Yield Bond Fund, the investment performance previously achieved by Seneca for other clients is an important indicator of the quality of services provided;

      - Seneca has sufficient personnel, with the appropriate education and experience, to serve the investment management needs of each of the Funds effectively and has demonstrated its ability to attract and retain well qualified personnel; and

      - Seneca's financial condition is sound, and Seneca is part of a much larger financial services enterprise with very substantial financial resources.

      The Trustees concluded that the fees that PIC will pay to Seneca under the New Subadvisory Agreement are reasonable in relation to the nature and quality of the services to be provided, taking into account, among other things, the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Seneca charges to other clients.

      The Trustees concluded that, in addition to the services to be provided by Seneca to the Funds pursuant to the proposed agreements and the fees to be paid by PIC therefor, the Funds and Seneca may potentially benefit from their relationship with each other in other ways. They also concluded that success of the Funds could attract other business to Seneca or its other funds and that the success of Seneca could enhance Seneca's ability to serve the Funds.

      THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THE APPROVAL OF THE NEW SUBADVISORY AGREEMENT FOR EACH FUND.

      PROPOSAL 6: APPROVAL OF PROPOSAL TO PERMIT PIC TO HIRE AND REPLACE SUBADVISERS OR TO MODIFY SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

      REQUIRED VOTE

      Approval of this proposal requires a Majority Vote of the shareholders of each Fund. If the shareholders of a Fund do not approve this proposal, the terms and conditions of the exemptive relief described below will not be applicable to such Fund.

      By approving the proposal, shareholders will afford the Trust the opportunity to avoid the costly expense of and unnecessary delays associated with proxy solicitations that otherwise would be necessary in the event of any change in a subadviser to any Fund or material amendment to the sub-advisory agreement.

      DESCRIPTION OF EXEMPTIVE RELIEF

      One of the duties of the investment adviser is to recommend to the Board, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser's hiring, termination or replacement, if the adviser deems it appropriate to achieve the overall objectives of a fund. The Trust proposes that, if the New Advisory Agreement is approved, PIC, with the approval of the Board, be permitted to enter into, terminate, or modify subadvisory agreements on behalf of a Fund without obtaining a Majority Vote of the shareholders of the Fund.

      Phoenix Variable Advisors, Inc. ("PVA"), an affiliate of PIC, and The Phoenix Edge Series Fund have received an exemptive order from the SEC that, subject to certain conditions, permits PVA, PIC and funds advised by PVA and PIC, with the approval of such funds' trustees, to retain other subadvisers, or subsequently change subadvisers, or continue the employment of existing subadvisers, after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements, without submitting the subadvisory agreements, or material amendments to those agreements, to a vote of the shareholders.

      Before that relief can be applied to a Fund, the Fund's shareholders must approve the applicability of the relief to the Fund. If the Funds' shareholders approve the proposal to allow PIC to utilize that exemptive relief, with the prior approval of the Trustees of any proposed change, PIC will have the right (following completion of the Transaction) to hire, terminate or replace subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PIC will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, or replacement.

      Even if the Funds' shareholders approve this arrangement, any new subadvisers engaged or terminated or any change in a subadvisory agreement will still require approval of the Trustees, including a majority of the Disinterested Trustees. In order to approve a new subadviser for a Fund, the Trustees would analyze all factors they deem relevant, including the nature, quality and scope of services provided by subadvisers to investment companies comparable to the Fund. The Trustees would review the ability of the subadviser to provide services to the Fund, as well as its personnel, operation, financial condition or any other factor which would affect the subadvisers with respect to compliance and regulatory matters over the past fiscal year. The Trustees would review the subadvisers' investment performance with respect to accounts deemed comparable. Finally, the Trustees would consider other factors deemed relevant to the subadvisers' performance as an investment adviser. The Board believes that such a review would provide adequate shareholder protection in the selection of subadvisers. PIC would notify shareholders of a Fund in the event of any change in the identity of the subadviser of that Fund. In addition, the exemptive order prohibits PIC from entering into subadvisory agreements with affiliates of PIC without shareholder approval.

      Although shareholder approval would not be required for the termination of a subadvisory agreement, shareholders of a Fund would continue to have the right to terminate a subadvisory agreement for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

                           SHARE OWNERSHIP INFORMATION

      Exhibit I contains a table of those shareholders known to own beneficially 5% or more of the outstanding shares of any class of shares of any Fund on the Record Date.

      Certain Harris Entities, including HIM, have discretionary authority over the voting of a significant percentage, in some cases a majority, of each Fund's shares, through the Harris Trust Accounts, certain investment management accounts, brokerage accounts and In-House Plans. (See page 5 of this Proxy Statement.) ISS, in its sole discretion, will determine how a large portion of such shares will be voted, without any solicitation of voting instructions from the beneficial owner. The approximate percentage of outstanding shares of each Fund that is subject to this ISS arrangement is set forth in the table below. As you can see from the table, in the case of a number of Funds, the shares that will be voted per the ISS determination constitutes an outright majority of that Fund's shares and, therefore, the ISS determination will be dispositive for that Fund's approval or disapproval of each proposal for which such Fund has a separate vote.

      Government Money Market Fund                  17.60%

      Money Market Fund                              9.35

      Tax-Exempt Money Market Fund                  33.82

      Bond Fund                                     75.50

      High Yield Bond Fund                          59.20

      Intermediate Government Bond Fund             57.01

      Intermediate Tax-Exempt Bond Fund             64.46

      Short/Intermediate Bond Fund                  73.58

      Tax-Exempt Bond Fund                          52.90

      Ultra Short Duration Bond Fund                73.44

      Balanced Fund                                 76.50

      Core Equity Fund                              75.87

      Emerging Markets Fund                          6.99

      Equity Fund                                   64.84

      Index Fund                                    56.87

      International Fund                            65.81

      Small-Cap Growth Fund                         71.83

      Small-Cap Opportunity Fund                    46.91

      Small-Cap Value Fund                          36.90

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee, comprised of all of the Trustees, selected KPMG LLP ("KPMG") as the independent registered public accounting firm for the Trust for the Trust's current fiscal year. In accordance with Independence Standards Board Standard No. 1 (ISB No. 1), KPMG has confirmed to the Audit Committee that it is an independent registered accounting firm with respect to the Funds.

      As an independent registered public accounting firm for the Trust, KPMG performs audit services for the Trust, including the audit of the Trust's financial statements and review of the Trust's annual report and registration statement amendments, and provides other audit-related, non-audit and tax-related services to the Funds.

      The Audit Committee must pre-approve all audit and non-audit services provided by its independent registered public accounting firm for the Funds. The Audit Committee has adopted policies and procedures, among other purposes, to provide a framework for the Audit Committee's consideration of non-audit services by the independent registered public accounting firm that audits the Funds. The policies and procedures require that any audit or non-audit service provided to the Funds by that firm and any non-audit service provided by such independent registered public accounting firm to the Funds' investment adviser or entities controlling, controlled by, or under common control with the adviser that provide ongoing services to the Funds (collectively, "Fund Service Providers") that relate directly to the operations or financial reporting of a Fund ("Covered Services") are subject to approval by the Audit Committee before such service is provided.

      Pre-approval of non-audit services provided by the independent registered public accounting firm to the Trust or to Fund Service Providers is not required if: (a) the services were not recognized by management at the time of the engagement as non-audit services; (b) the aggregate fees paid for all such non-audit services provided to the Trust are no more than 5% of the total fees paid by the Trust to the firm during the fiscal year in which the non-audit services are provided; (c) the aggregate fees for all such non-audit services provided to Fund Service Providers are no more than 5% of the total fees paid to the firm by the Trust and Fund Service Providers during the fiscal year of the Trust in which the non-audit services are provided; and (d) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit (the "de minimis exception").

      There were no non-audit services provided to a Fund Service Provider by KPMG.

      AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Trust's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for those fiscal years were $324,000 in 2004 and $386,500 in 2005.

      AUDIT-RELATED FEES. For each of the fiscal years ended December 31, 2004 and 2005, no Audit-Related Fees billed by KPMG for services rendered for assurance and related services to the Funds that are reasonably related to the performance of the audit or review of the Fund's financial statements, but not reported as Audit Fees.

      In each of the fiscal years ended December 31, 2004 and 2005, there were no Audit-Related Fees that were billed by KPMG required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements, but not reported as Audit Fees.

      There were no amounts approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and 2005 on behalf of each Fund. There were no amounts required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

      TAX FEES. The aggregate fees billed to the Funds in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $0 in 2004 and $15,000 in 2005. Fees billed are for Professional Tax Services.

      For each of the fiscal years ended December 31, 2004 and 2005, there were no Tax Fees billed by KPMG required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of the Funds.

      Fees included in the Tax Fees category comprise all services performed by professional staff in KPMG's tax division except those services related to the audit. Typically, that category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, and requests for ruling or technical advice from taxing authorities.

      There were no amounts approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and 2005, on behalf of each Fund. There were no amounts required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal year ended December 31, 2004 and

2005, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

      ALL OTHER FEES. For each of the fiscal years ended December 31, 2004 and 2005, there were no other fees billed by KPMG for all other non-audit services rendered to the Funds.

      For each of the fiscal years ended December 31, 2004 and 2005, there were no other fees billed by KPMG required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of the Funds.

      There were no amounts approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and 2005, on behalf of each Fund. There were no amounts required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended December 31, 2004 and 2005, on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each Fund.

                             PORTFOLIO TRANSACTIONS

      The Funds do not allocate portfolio brokerage to brokers on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Funds may execute transactions for the funds and receive brokerage commissions. For the last fiscal year, the Funds had no affiliated brokerage transactions.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

      A copy of the Trust's annual report for the fiscal year ended December 31, 2005 is available free of charge on the Trust's website, www.harrisinsight.com or by calling 800-982-8782.

                               PROXY SOLICITATION

      It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution, tabulation and solicitation of proxies. The anticipated cost of such services is approximately $154,640. The costs associated with the printing and mailing of this Proxy Statement will be borne by HIM. HIM will bear the costs associated with the proxy solicitor, the solicitation, the filing of this Proxy Statement with the Securities and Exchange Commission ("SEC") and the Trust's legal expenses incurred with the preparation of this Proxy Statement. Phoenix has agreed with HIM to pay a share of the foregoing costs and expenses.

                  SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

      Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust at the address for the Trust shown at the beginning of this Proxy Statement, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

                                 OTHER BUSINESS

      The Board of Trustees knows of no other business to be brought before the Meeting. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

      PLEASE PROMPTLY COMPLETE THE ENCLOSED PROXY CARD(S) AND RETURN THE CARD(S) IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

      THE BOARD, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                                   EXHIBIT A

                 SHARES OUTSTANDING AS OF THE CLOSE OF BUSINESS
                               ON MARCH 27, 2006

                                              NUMBER OF
                  FUND                         SHARES        NET ASSET VALUE ($)
----------------------------------------  -----------------  -------------------
Government Money Market Fund
      N Shares                              236,706,313.240      236,706,313.24
      Institutional Shares                  164,716,900.310      164,716,900.31
      Service Shares                         28,307,456.870       28,307,456.87

Money Market Fund
      N Shares                              839,072,278.980      839,072,278.98
      Institutional Shares                3,208,896,259.280    3,208,896,259.28
      Exchange Shares                     1,247,000,950.550    1,247,000,950.55
      Service Shares                         42,631,165.660       42,631,165.66

Tax-Exempt Money Market Fund
      N Shares                              207,616,522.990      207,616,522.99
      Institutional Shares                1,126,085,031.970    1,126,085,031.97
      Service Shares                          3,444,701.580        3,444,701.58

Bond Fund
      N Shares                                  267,316.046        2,643,755.69
      Institutional Shares                   18,628,673.944      184,237,585.31
      A Shares                                   70,981.746          702,009.47

High Yield Bond Fund
      N Shares                                   29,606.560          370,378.07
      A Shares                                   35,558.535          444,837.27
      Institutional Shares                    6,056,646.762       75,768,650.99

Intermediate Government Bond Fund
      N Shares                                  249,824.244        4,079,629.90
      Institutional Shares                    1,196,139.649       19,532,960.47
      A Shares                                  141,261.800        2,306,805.19

                                              NUMBER OF
                  FUND                         SHARES        NET ASSET VALUE ($)
----------------------------------------  -----------------  -------------------
Intermediate Tax-Exempt Bond Fund
      N Shares                                1,206,896.549       13,384,482.73
      Institutional Shares                   20,915,368.677      231,951,438.63
      A Shares                                  288,106.771        3,195,104.09

Short/Intermediate Bond Fund
      N Shares                                  514,301.246        5,122,440.41
      Institutional Shares                   25,440,999.189      253,392,351.92
      A Shares                                  346,319.394        3,449,341.16

Tax-Exempt Bond Fund
      N Shares                                2,570,821.106       27,456,369.41
      Institutional Shares                    7,341,002.514       78,401,906.85
      A Shares                                  379,588.530        4,054,005.50

Ultra Short Duration Bond Fund
      Institutional Shares                    1,599,419.656       15,866,242.93

Balanced Fund
      N Shares                                  602,144.811        9,152,601.13
      Institutional Shares                    4,931,391.626       75,006,466.63
      A Shares                                  231,460.131        3,513,564.79

Core Equity Fund
      N Shares                                  413,636.751        9,100,008.52
      Institutional Shares                    6,384,699.647      142,378,802.13
      A Shares                                   49,913.353        1,097,594.63

Emerging Markets Fund
      N Shares                                  410,592.239        5,518,359.69
      Institutional Shares                   24,909,880.169      339,023,469.10
      A Shares                                   97,378.908        1,306,824.95

Equity Fund
      N Shares                                1,400,945.142       21,098,233.84
      Institutional Shares                   18,669,085.186      279,289,514.38
      A Shares                                  225,985.344        3,401,079.43

                                              NUMBER OF
                  FUND                         SHARES        NET ASSET VALUE ($)
----------------------------------------  -----------------  -------------------
Index Fund
      N Shares                                  701,303.180       14,390,741.25
      Institutional Shares                    3,448,733.262       70,802,493.87

International Fund
      N Shares                                  172,010.987        3,300,890.84
      Institutional Shares                   13,908,491.362      266,208,524.67
      A Shares                                   19,307.447          356,608.55

Small-Cap Growth Fund
      Institutional Shares                    1,507,779.419       18,862,320.53

Small-Cap Opportunity Fund
      N Shares                                4,463,215.372      101,672,046.17
      Institutional Shares                   21,269,890.371      498,991,628.10
      A Shares                                  544,363.756       12,367,944.54

Small-Cap Value Fund
      N Shares                                2,672,265.581      136,392,435.25
      Institutional Shares                    7,067,128.687      362,826,386.79
      A Shares                                  233,267.433       11,870,979.67

                       This page intentionally left blank.

                                   EXHIBIT B

                      CURRENT AND PRO FORMA EXPENSE TABLES

EQUITY FUNDS

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          CURRENT                                  PRO FORMA
                                          ---------------------------------------   ---------------------------------------
                                                                    INSTITUTIONAL                             INSTITUTIONAL
                                           CLASS A     N SHARES 3      SHARES        CLASS A      N SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                          5.50% 1       None          None          5.75% 3       None          None
Maximum deferred sales charge
(load or CDSC) on redemptions
(as a percentage of the lower net
asset value at the time of purchase
or at redemption)                             1.00% 1       None          None          1.00% 4       None          None
Maximum sales charge (load)
imposed on reinvested dividends               None          None          None          None          None          None
Redemption fee                                2.00% 2       2.00% 2       2.00% 2       None 5        None 5        None 5
Exchange fee                                  None          None          None          None          None          None


1 Sales charge waivers and reduced sales charge plans are available for A Shares. If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.00% will be applied to the redemption.

2 To discourage short-term trading, shareholders are charged a 2.00% fee if they redeem or exchange shares from the Fund within 30 days of purchase.

3 PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to authorize the conversion of N Shares of each Equity Fund to A Shares of the same Fund.

4 The Trustees have authorized an increase in the maximum sales charge for equity funds to 5.75% to be effective upon the transition to PIC or shortly thereafter. PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to authorize a contingent deferred sales charge (CDSC) of 1.00% on any redemption of A Shares purchased without an initial sales charge if such shares are redeemed within one year after purchase. This CDSC will not apply to any redemptions of Class A shares by account holders of converted N Shares. The initial sales charge also will be waived for purchases of A Shares by account holders of converted N Shares.

5 PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to remove the redemption fee.

      ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                               A SHARES (CURRENT)


                                            Core    Emerging                          Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity  International  Opportunity    Value
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.25%    0.70%      1.05%          0.75%       0.70%
Rule 12b-1 Fees                   0.25      0.25      0.25     0.25       0.25           0.25        0.25
Other Expenses 1                  0.34      0.27      0.35     0.21       0.29           0.22        0.24
------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.09%     1.22%     1.85%    1.16%      1.59%          1.22%       1.19%
------------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers and reimbursements, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                            Core    Emerging                          Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity  International  Opportunity    Value
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.15%    0.70%      0.95%          0.75%       0.70%
Other Expenses                    0.29      0.23      0.30     0.17       0.24           0.19        0.20
------------------------------------------------------------------------------------------------------------
Total Operating Expenses          1.04%     1.18%     1.70%    1.12%      1.44%          1.19%       1.15%
------------------------------------------------------------------------------------------------------------


                              A SHARES (PRO FORMA)


                                            Core    Emerging                          Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity  International  Opportunity    Value
------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.70%     1.00%    0.70%      0.85%          0.75%       0.70%
Rule 12b-1 Fees                   0.25      0.25      0.25     0.25       0.25           0.25        0.25
Other Expenses 1                  0.28      0.23      0.32     0.16       0.30           0.14        0.18
------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.03%     1.18%     1.57%    1.11%      1.40%          1.14%       1.13%
------------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Funds.

                               N SHARES (CURRENT)


                                            Core    Emerging                                     Small-Cap    Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Opportunity    Value
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.25%    0.70%    0.20%        1.05%         0.75%        0.70%
Shareholder Servicing Fees        0.19      0.18      0.19     0.19     0.19         0.19          0.21         0.21
Other Expenses 1                  0.34      0.27      0.35     0.21     0.25         0.29          0.22         0.24
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.03%     1.15%     1.79%    1.10%    0.64%        1.53%         1.18%        1.15%
-----------------------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers and reimbursements, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                            Core    Emerging                                     Small-Cap    Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Opportunity    Value
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.15%    0.70%    0.17%        0.95%         0.75%        0.70%
Other Expenses                    0.28      0.22      0.28     0.16     0.21         0.23          0.19         0.20
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.97%     1.10%     1.62%    1.05%    0.57%        1.37%         1.15%        1.11%
-----------------------------------------------------------------------------------------------------------------------


                              N SHARES (PRO FORMA)


                                            Core    Emerging                                     Small-Cap    Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Opportunity    Value
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.70%     1.00%    0.70%    0.20%        0.85%         0.75%        0.70%
Shareholder Servicing Fees        0.25      0.25      0.25     0.25     0.25         0.25          0.25         0.25
Other Expenses 1                  0.28      0.23      0.32     0.16     0.18         0.30          0.14         0.18
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.03%     1.18%     1.57%    1.11%    0.63%        1.40%         1.14%        1.13%
-----------------------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Fund. N shares are expected to be converted to A shares shortly after PIC becomes the investment adviser.

                         INSTITUTIONAL SHARES (CURRENT)


                                            Core    Emerging                                   Small-Cap   Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Growth    Opportunity    Value
--------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.25%    0.70%    0.20%        1.05%        0.75%       0.75%       0.70%
Other Expenses 1                  0.34      0.27      0.35     0.21     0.25         0.29         0.71        0.22        0.24
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.84%     0.97%     1.60%    0.91%    0.45%        1.34%        1.46%       0.97%       0.94%
--------------------------------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                            Core    Emerging                                   Small-Cap   Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Growth    Opportunity    Value
--------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.50%     0.70%     1.15%    0.70%    0.17%        0.95%        0.29%       0.75%       0.70%
Other Expenses                    0.29      0.23      0.30     0.17     0.23         0.24         0.67        0.19        0.20
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.79%     0.93%     1.45%    0.87%    0.40%        1.19%        0.96%       0.94%       0.90%
--------------------------------------------------------------------------------------------------------------------------------


                        INSTITUTIONAL SHARES (PRO FORMA)


                                            Core    Emerging                                   Small-Cap   Small-Cap   Small-Cap
                                Balanced   Equity   Markets   Equity    Index   International   Growth    Opportunity    Value
--------------------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.70%     1.00%    0.70%    0.20%        0.85%        0.75%       0.75%       0.70%
Other Expenses 1                  0.28      0.23      0.32     0.16     0.18         0.30         1.23        0.14        0.18
--------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.78%     0.93%     1.32%    0.86%    0.38%        1.15%        1.98%       0.89%       0.88%
--------------------------------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Funds. The Fund's investment adviser has agreed to limit the total operating expenses of the Small Cap Growth Fund to 1.15% through December 31, 2007.

FIXED INCOME FUNDS

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                          CURRENT                                  PRO FORMA
                                          ---------------------------------------   ---------------------------------------
                                                                    INSTITUTIONAL                             INSTITUTIONAL
                                           CLASS A     N SHARES 3      SHARES        CLASS A      N SHARES       SHARES
---------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                          4.50% 1       None          None          4.75% 4       None          None
Maximum deferred sales charge
(load or CDSC) on redemptions
(as a percentage of the lower net
asset value at the time of purchase
or at redemption)                             1.00% 1       None          None          1.00% 5       None          None
Maximum sales charge (load) imposed
on reinvested dividends                       None          None          None          None          None          None
Redemption fee                                2.00% 2       2.00% 2       2.00% 2       None 5        None 5        None 5
Exchange fee                                  None          None          None          None          None          None


1 Sales charge waivers and reduced sales charge plans are available for A Shares. If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.00% will be applied to the redemption.

2 To discourage short-term trading, shareholders are charged a 2.00% fee if they redeem or exchange shares from a Fund, except for the Ultra Short Duration Bond Fund, within 30 days of purchase.

3 PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to authorize the conversion of N Shares of each Fixed Income Fund to A Shares of the same Fund.

4 The Trustees have authorized an increase in the maximum sales charge for fixed income funds to 4.75% to be effective upon the transition to PIC or shortly thereafter. PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to authorize a contingent deferred sales charge (CDSC) of 1.00% on any redemption of A Shares purchased without an initial sales charge if such shares are redeemed within one year after purchase. This CDSC will not apply to any redemptions of Class A shares by account holders of converted N Shares. The initial sales charge also will be waived for purchases of A Shares by account holders of converted N Shares.

5 PIC has informed the current Trustees that it intends to ask either the current Trustees or the proposed new Trustees, if elected and in office after the transition to PIC is completed, to remove the redemption fee.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                               A SHARES (CURRENT)


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.65%     0.45%        0.45%         0.45%         0.70%         0.45%
Rule 12b-1 Fees                   0.25      0.25         0.25          0.25          0.25          0.25
Other Expenses 1                  0.23      0.33         0.49          0.22          0.22          0.29
----------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.13%     1.03%        1.19%         0.92%         1.17%         0.99%
----------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.38%     0.31%        0.06%         0.20%         0.39%         0.20%
Other Expenses                    0.19      0.27         0.42          0.19          0.18          0.25
----------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.82%     0.83%        0.73%         0.64%         0.82%         0.70%
----------------------------------------------------------------------------------------------------------


                              A SHARES (PRO FORMA)


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.45%        0.45%         0.45%         0.55%         0.45%
Rule 12b-1 Fees                   0.25      0.25         0.25          0.25          0.25          0.25
Other Expenses 1                  0.19      0.30         0.57          0.17          0.16          0.25
----------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.94%     1.00%        1.27%         0.87%         0.96%         0.95%
----------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Funds. The Fund's investment adviser has agreed to limit the total operating expenses of the Bond Fund to 0.85%, the Intermediate Government Bond Fund to 0.75%, the Intermediate Tax-Exempt Bond Fund to 0.85%, the Short/Intermediate Bond Fund to 0.95%, and the Tax Exempt Bond Fund to 0.85% until December 31, 2007.

                               N SHARES (CURRENT)


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.65%     0.45%        0.45%         0.45%         0.70%         0.45%
Shareholder Servicing Fees        0.16      0.15         0.20          0.16          0.18          0.17
Other Expenses 1                  0.23      0.33         0.49          0.23          0.22          0.29
----------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        1.04%     0.93%        1.14%         0.84%         1.10%         0.91%
----------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.38%     0.31%        0.06%         0.20%         0.39%         0.20%
Other Expenses                    0.19      0.27         0.40          0.18          0.18          0.24
----------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.73%     0.73%        0.66%         0.54%         0.75%         0.61%
----------------------------------------------------------------------------------------------------------


                              N SHARES (PRO FORMA)


                                                     Intermediate  Intermediate     Short/
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt
                                  Bond      Bond         Bond          Bond          Bond          Bond
----------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.45%        0.45%         0.45%         0.55%         0.45%
Shareholder Servicing Fees        0.25      0.25         0.25          0.25          0.25          0.25
Other Expenses 1                  0.19      0.30         0.57          0.17          0.16          0.25
----------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.94%     1.00%        1.27%         0.87%         0.96%         0.95%
----------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Funds. N shares are expected to be converted to A shares shortly after PIC becomes the investment adviser. The Fund's investment adviser has agreed to limit the total operating expenses of the Bond Fund to 0.85%, the Intermediate Government Bond Fund to 0.75%, the Intermediate Tax-Exempt Bond Fund to 0.85%, the Short/Intermediate Bond Fund to 0.95%, and the Tax Exempt Bond Fund to 0.85% until December 31, 2007.

                         INSTITUTIONAL SHARES (CURRENT)


                                                     Intermediate  Intermediate     Short/                  Ultra Short
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt   Duration
                                  Bond      Bond         Bond          Bond          Bond          Bond        Bond
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.65%     0.45%        0.45%         0.45%         0.70%         0.45%       0.20%
Other Expenses 1                  0.23      0.33         0.49          0.22          0.22          0.29        0.30
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.88%     0.78%        0.94%         0.67%         0.92%         0.74%       0.50%
-----------------------------------------------------------------------------------------------------------------------


1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of investment advisory fees by HIM, voluntary and contractual waivers of administrative fees by Harris, or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these waivers, investment advisory fees, other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:


                                                     Intermediate  Intermediate     Short/                  Ultra Short
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt   Duration
                                  Bond      Bond         Bond          Bond          Bond          Bond        Bond
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees          0.38%     0.31%        0.06%         0.20%         0.39%         0.20%       0.05%
Other Expenses                    0.19      0.27         0.42          0.19          0.18          0.25        0.20
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses          0.57%     0.58%        0.48%         0.39%         0.57%         0.45%       0.25%
-----------------------------------------------------------------------------------------------------------------------


                        INSTITUTIONAL SHARES (PRO FORMA)


                                                     Intermediate  Intermediate     Short/                  Ultra Short
                                         High Yield   Government    Tax-Exempt   Intermediate   Tax-Exempt   Duration
                                  Bond      Bond         Bond          Bond          Bond          Bond        Bond
-----------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees 1        0.50%     0.45%        0.45%         0.45%         0.55%         0.45%       0.20%
Other Expenses 1                  0.19      0.30         0.57          0.17          0.16          0.25        0.30
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses 1        0.69%     0.75%        1.02%         0.62%         0.71%         0.70%       0.50%
-----------------------------------------------------------------------------------------------------------------------


1 Expenses have been restated to reflect changes in contractual fee rates of the new investment adviser, administrator and other service providers to the Funds. The Fund's investment adviser has agreed to limit the total operating expenses of the Bond Fund to 0.60%, the Intermediate Government Bond Fund to 0.55%, the Intermediate Tax-Exempt Bond Fund to 0.60%, the Short/Intermediate Bond Fund to 0.70%, and the Tax Exempt Bond Fund to 0.60% until December 31, 2007.

MONEY MARKET FUNDS

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                               CURRENT                                     PRO FORMA
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         A SHARES
                                                                                                         (FORMERLY
                                           EXCHANGE                INSTITUTIONAL   SERVICE                 NAMED     INSTITUTIONAL
                                            SHARES     N SHARES 1     SHARES       SHARES 2   EXCHANGE   N SHARES)      SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load)
imposed on purchases                         None         None         None          None       None       None          None
Maximum deferred sales charge
(load or CDSC) on redemptions (as a
percentage of the lower net asset value at
the time of purchase or at redemption)       None         None         None          None       None       None          None
Maximum sales charge (load) imposed
on reinvested dividends                      None         None         None          None       None       None          None
Redemption fee                               None         None         None          None       None       None          None
Exchange fee                                 None         None         None          None       None       None          None


1 PIC has informed the current Trustees that it intends to ask the proposed new Trustees, if elected and in office after the transition to PIC is completed, to re-name the N Shares of each Money Market Fund to A Shares of the same Fund.

2 Upon transition to PIC, the Service Shares of each Money Market Fund will be converted to N Shares of that Fund.

      ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                               N SHARES (CURRENT)

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Investment Advisory Fees           0.10%           0.10%          0.10%
Rule 12b-1 Fees                    0.10            0.10           0.10
Shareholder Servicing Fees         0.25            0.25           0.25
Other Expenses 1                   0.15            0.15           0.15
-------------------------------------------------------------------------
Total Operating Expenses 1         0.60%           0.60%          0.60%
-------------------------------------------------------------------------

1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of administrative fees by Harris or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by Harris). After these reductions, actual other expenses and total operating expenses of the Fund for the fiscal year ended December 31, 2005 were:

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Other Expenses                     0.10%           0.07%          0.12%
-------------------------------------------------------------------------
Total Operating Expenses           0.55%           0.52%          0.57%
-------------------------------------------------------------------------

                              N SHARES (PRO FORMA)

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Investment Advisory Fees           0.10%           0.10%          0.10%
Rule 12b-1 Fees                    0.10            0.10           0.10
Shareholder Servicing Fees         0.25            0.25           0.25
Other Expenses 1                   0.09            0.08           0.08
-------------------------------------------------------------------------
Total Operating Expenses 1         0.54%           0.53%          0.53%
-------------------------------------------------------------------------

1 Expenses have been restated to reflect changes in contractual fee rates of the administrator and other service providers to the Funds.

                         INSTITUTIONAL SHARES (CURRENT)

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Investment Advisory Fees           0.10%           0.10%         0.10%
Other Expenses 1                   0.15            0.15          0.15
-------------------------------------------------------------------------
Total Operating Expenses 1         0.25%           0.25%         0.25%
-------------------------------------------------------------------------

1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of administrative fees by Harris or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by Harris). After these reductions, actual other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Other Expenses                     0.10%           0.07%         0.12%
-------------------------------------------------------------------------
Total Operating Expenses           0.20%           0.17%         0.22%
-------------------------------------------------------------------------

                        INSTITUTIONAL SHARES (PRO FORMA)

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Investment Advisory Fees           0.10%           0.10%        0.10%
Other Expenses 1                   0.09            0.08         0.08
-------------------------------------------------------------------------
Total Operating Expenses 1         0.19%           0.18%        0.18%
-------------------------------------------------------------------------

1 Expenses have been restated to reflect changes in contractual fee rates of the new administrator and other service providers to the Funds.

                           EXCHANGE SHARES (CURRENT)

                                   Money
                                  Market
----------------------------------------
Investment Advisory Fees           0.10%
Other Expenses 1                   0.20
----------------------------------------
Total Operating Expenses 1         0.30%
----------------------------------------

1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but do not reflect voluntary and contractual waivers of administrative fees by Harris or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris(degree)0 administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by Harris). After these reductions, actual Other Expenses and Total Operating Expenses of the Fund for the fiscal year ended December 31, 2005 were:

                                   Money
                                  Market
----------------------------------------
Other Expenses                     0.07%
----------------------------------------
Total Operating Expenses           0.17%
----------------------------------------

                          EXCHANGE SHARES (PRO FORMA)

                                   Money
                                  Market
----------------------------------------
Investment Advisory Fees           0.10%
Other Expenses 1                   0.08
----------------------------------------
Total Operating Expenses 1         0.18%
----------------------------------------

1 Expenses have been restated to reflect changes in contractual fee rates of the new administrator and other service providers to the Funds.

                            SERVICE SHARES (CURRENT)

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Investment Advisory Fees           0.10%           0.10%         0.10%
Rule 12b-1 Fees                    0.15            0.15          0.15
Shareholder Servicing Fees         0.25            0.25          0.25
Other Expenses 1                   0.15            0.15          0.15
-------------------------------------------------------------------------
Total Operating Expenses 1         0.65%           0.65%         0.65%
-------------------------------------------------------------------------

1 Expenses are based on amounts incurred by the Funds during their most recent fiscal year but the Other Expenses have been restated to reflect the termination of the Program Administration Fee as of August 29, 2005. The Other Expenses also do not reflect voluntary and contractual waivers of administrative fees by Harris or voluntary reimbursements of Fund expenses by Harris. Commencing August 8, 2005, Harris agreed to waive any administration fees payable to it exceeding its costs and the fees payable to PFPC, Inc. as sub-administrator through the term of Harris' administration agreement with the Funds. (These waivers and reimbursements are expected to remain in effect until at least the earlier of the transition to PIC or December 31, 2006 and, if voluntary, may be decreased by HIM or Harris). After these reductions, actual other expenses and total operating expenses for the fiscal year ended December 31, 2005 were:

                                Government                    Tax-Exempt
                               Money Market    Money Market  Money Market
-------------------------------------------------------------------------
Other Expenses                     0.10%           0.07%        0.12%
-------------------------------------------------------------------------
Total Operating Expenses           0.60%           0.57%        0.62%
-------------------------------------------------------------------------

                           SERVICE SHARES (PRO FORMA)

It is proposed that Service Shares of each Money Market Fund will be converted to N shares of that Fund upon transition of PIC as the investment adviser to the Funds.

                      This page intentionally left blank.

                                   EXHIBIT C

                      TRUSTEE AND NOMINEE SHARE OWNERSHIP

      No nominee owned shares of the Harris Insight Funds Trust (the "Funds") as of March 31, 2006. The following table shows the amount of shares of the Funds beneficially owned by each Trustee as of March 31, 2006:

                                             NUMBER OF
 FUND                  TRUSTEE               SHARES          PERCENTAGE OF CLASS
 -------------------------------------------------------------------------------
Equity Fund -          C. Gary Gerst         1033.65 shares  Does not exceed one
N Shares                                                     percent
--------------------------------------------------------------------------------
                       John McCarter         2388.52         Does not exceed one
                                                             percent
--------------------------------------------------------------------------------
                       The Trustees and      3422.17         Does not exceed one
                       Officers as a Group                   percent
--------------------------------------------------------------------------------
Emerging Markets       C. Gary Gerst         1682.99         Does not exceed one
Fund- N Shares                                               percent
--------------------------------------------------------------------------------
                       Paula Wolff           1784.21         Does not exceed one
                                                             percent
--------------------------------------------------------------------------------
                       The Trustees and      3467.20         Does not exceed one
                       Executive Officers                    percent
                       as a Group
--------------------------------------------------------------------------------
International Fund-    John McCarter         1583.70         Does not exceed one
N Shares                                                     percent
--------------------------------------------------------------------------------
                       Paula Wolff           720.31          Does not exceed one
                                                             percent
--------------------------------------------------------------------------------
                       The Trustees and      2304.01         1.34%
                       Executive Officers
                       as a Group
--------------------------------------------------------------------------------
Small Cap Value        C. Gary Gerst         2572.59         Does not exceed one
Fund- Institutional                                          percent
Shares
--------------------------------------------------------------------------------
Small Cap Growth       C. Gary Gerst         7481.88         Does not exceed one
Fund - Institutional                                         percent
Shares
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                                   EXHIBIT D

                           HARRIS INSIGHT FUNDS TRUST

                          GOVERNANCE COMMITTEE CHARTER

                (adopted by the board of trustees on May 1, 2003;
                             revised August 3, 2004)

      The Governance Committee shall be comprised of at least three members, each of whom is a non-interested Trustee. The committee shall oversee the independence and effective functioning of the Board of Trustees and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives:

      o BOARD COMPOSITION. The committee shall make recommendations to the Board regarding the composition of the Board and identify, independently evaluate and recommend candidates for election as non-interested Trustees*;

      o BOARD COMMITTEES. The committee shall make recommendations to the Board at least annually regarding committees of the Board and committee assignments;

      o TRUSTEE EDUCATION. The committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees;

      o BOARD EVALUATION. The committee shall oversee the process for evaluating the functioning of the Board;

      o TRUSTEE COMPENSATION. The committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds;

      o SHAREHOLDER NOMINATIONS. The committee shall consider candidates for election as non-interested Trustees submitted by current shareholders of the Funds pursuant to the "Procedures for Consideration of Trustee Candidates Submitted by Shareholders" attached as Appendix I. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference between the manner by which the Committee will evaluate a nominee submitted by a shareholder and other nominees considered by the Committee;

__________________
* A majority of the Board must be non-interested Trustees. Candidates for election as non-interested Trustees must be nominated by the non-interested Trustees and selected by a vote of a majority of the incumbent non-interested Trustees. The Board may change the size of the Board (subject to a minimum of three and a maximum of 15 members) and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the shareholders.

      o LEGAL COUNSEL. The committee shall monitor the performance of legal counsel to the Funds and to the non-interested Trustees and make recommendations to the non-interested Trustees regarding the selection of independent counsel for the independent Trustees; and

      o REVIEW OF CHARTER. The committee shall review this charter at least annually and recommend to the full Board any changes.

                                   EXHIBIT E

                         [PHOENIX INSIGHT FUNDS TRUST]

                     FORM OF INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT, effective as of the ____ day of ___________, 2006 (the "Contract Date") by and between [Phoenix Insight Funds Trust], a Massachusetts business trust (the "Trust"), and Phoenix Investment Counsel, Inc., a Massachusetts corporation (the "Adviser").

WITNESSETH THAT:

      1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust on behalf of each of the portfolio series of the Trust established and designated by the Board of Trustees of the Trust (the "Trustees") on or before the date hereof, as listed on attached Schedule A (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in this Agreement for the compensation herein provided.

      2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more of the additional series (the "Additional Series"), by agreement in writing, the Trust and the Adviser may agree to amend Schedule A to include such Additional Series, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

      3. The Adviser shall furnish continuously an investment program for the portfolio of each Existing Series and the portfolio of any Additional Series which may become subject to the terms and conditions set forth herein (the Existing Series and the Additional Series sometimes collectively referred to as the "Series") and shall manage the investment and reinvestment of the assets of the portfolio of each Series, subject at all times to the supervision of the Trustees.

      4. With respect to managing the investment and reinvestment of the portfolio of the Series' assets, the Adviser shall provide, at its own expense:

            (a)   Investment research, advice and supervision;

            (b) An investment program for each Series consistent with its investment objectives, policies and procedures;

            (c) Implementation of the investment program for each Series including the purchase and sale of securities;

            (d) Implementation of an investment program designed to manage cash, cash equivalents and short-term investments for a Series with respect to assets designated from time to time to be managed by a subadviser to such Series;

            (e)   Advice and assistance on the general operations of the Trust;
                  and

            (f) Regular reports to the Trustees on the implementation of each Series' investment program.

      5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

      6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust, for the following:

            (a) Office facilities, including office space, furniture and equipment;

            (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work);

            (c) Except as otherwise approved by the Board, personnel to serve without direct compensation from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel;

            (d) Compensation and expenses, if any, of the Trustees who are also affiliated persons of the Adviser or any of its affiliated persons; and

            (e) Any subadviser recommended by the Adviser and appointed to act on behalf of the Trust.

      7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be paid by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not affiliated persons of the Adviser or any of its affiliated persons, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, [expenses of Adviser personnel attending Trustee meetings as required,] expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing share certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

      8. The Adviser shall adhere to all applicable requirements under laws, regulations, rules and orders of regulatory or judicial bodies and all applicable policies and procedures as adopted from time to time by the Trustees, including but not limited to the following:

            (a) Code of Ethics. The Adviser shall adopt a Code of Ethics designed to prevent "access persons" (as defined therein in accordance with Rule 17j-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act")) from engaging in fraudulent acts or transactions that are, or have the potential of being viewed as, a conflict of interest, and shall monitor for compliance with its Code of Ethics and report any violations to the Trust's Compliance Officer.

            (b) Policy with Respect to Portfolio Transactions. The Adviser shall have full trading discretion in selecting broker-dealers for Series transactions on a day to day basis so long as each selection is in conformance with the Trust's Policy with Respect to Portfolio Transactions. Such discretion shall include use of "soft dollars" for certain broker and research services, also in conformance with the Trust's Policy with Respect to Portfolio Transactions. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

            (c) Procedures for the Determination of Liquidity of Assets. It shall be the responsibility of the Adviser to monitor the Series' assets that are not liquid, making such determinations as to liquidity of a particular asset as may be necessary, in accordance with the Trust's Procedures for the Determination of Liquidity of Assets. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

            (d) Policy with Respect to Proxy Voting. In the absence of specific direction to the contrary by the Trustees and in a manner consistent with the Trust's Policy with Respect to Proxy Voting, the Adviser shall be responsible for voting proxies with respect to portfolio holdings of the Trust. The Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets under management by the Adviser in accordance with such policies and procedures adopted or approved by each Series. Unless the Trust gives the Adviser written instructions to the contrary, the Adviser will, in compliance with the proxy voting procedures of the Series then in effect or approved by the Series, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which the assets of the Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Adviser (or designee) all proxies upon receipt so as to afford the Adviser a reasonable amount of time in which to determine how to vote such proxies. The Adviser agrees to provide the Trust with quarterly proxy voting reports in such form as the Trust may request from time to time. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

            (e) Procedures for the Valuation of Securities. It shall be the responsibility of the Adviser to fully comply with the Trust's Valuation Procedures. The Adviser may delegate the responsibilities under this section to a Subadviser of a Series.

      9. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

            (a) The Trust shall pay a monthly fee calculated at an annual rate as specified in Schedule A. The amounts payable to the Adviser with respect to the Series shall be based upon the average of the values of the net assets of the Series as of the close of business each day, computed in accordance with the Trust's Declaration of Trust.

            (b) Compensation shall accrue immediately upon the effective date of this Agreement.

            (c) If there is termination of this Agreement with respect to any Series during a month, the Series' fee for that month shall be proportionately computed upon the average of the daily net asset values of such Series for such partial period in such month.

            (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses of the portfolio of any Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation (which is not waived by the State), if any, imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

      10. The services of the Adviser to the Trust are not to be deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject further to compliance with applicable provisions of the Investment Company Act, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of this Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such agent.

      11. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

      12.   It is understood that:

            (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, shareholders or otherwise;

            (b) Directors, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

            (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

      13. This Agreement shall become effective with respect to the Existing Series as of the date stated above, and with respect to any Additional Series, on the date specified in any amendment to this Agreement reflecting the addition of each Additional Series in accordance with paragraph 2 (the "Amendment Date"). Unless terminated as herein provided, this Agreement shall remain in full force and effect until [2nd anniversary of effective date] with respect to each Existing Series and until the later of such initial termination or the next succeeding anniversary thereof following the Amendment Date with respect to each Additional Series, and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any continuation of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval.

      Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to such Series notwithstanding (a) that this Agreement has not been approved by a "vote of a majority of the outstanding voting securities" of any other Series of the Trust affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

      14. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to any Series, by a "vote of the majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

      15. The terms "majority of the outstanding voting securities", "interested persons" and "assignment", when used herein, shall have the respective meanings in the Investment Company Act.

      16. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix," it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

      17. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

      18. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      19. Subject to the duty of the Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and any Additional Series that may be named, and the actions of the Adviser and the Trust in respect thereof.

      20. In the case of class action suits involving securities held in the Series' portfolios, the Adviser may include information about the Series for purposes of participating in any settlements.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

                                         [PHOENIX INSIGHT FUNDS TRUST]


                                         By: _________________________
                                         Name: _______________________
                                         Title: ________________________

                                         PHOENIX INVESTMENT COUNSEL, INC.


                                         By: _________________________
                                         Name: _______________________
                                         Title: ________________________

                                   SCHEDULE A

     SERIES                                 ANNUAL INVESTMENT ADVISORY FEE


[name of series]                                        [fees]

                                   EXHIBIT F

                         COMPARATIVE ADVISORY FEE RATES


------------------------------------------------------------------------------------------------------------------------------------
                                                                2/28/06
                                                                    AUM
HARRIS INSIGHT FUND          PHOENIX FUND                   (THOUSANDS)         ADVISORY FEE                   EXPENSE CAPS
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Balanced      Phoenix Income and Growth          341,496        1st Billion at 70 bps                            None
Fund                                                                          Next Billion at 65 bps
                                                                                Thereafter at 60 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Balanced Fund            1,085,056        1st Billion at 55 bps                            None
                                                                              Next Billion at 50 bps
                                                                                Thereafter at 45 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Balanced Return             45,683    1st $50 million at 80 bps     1st $50 million at 50 bps *
                                                                         Next $450 million at 70 bps   Next $450 million at 40 bps *
                                                                                Thereafter at 60 bps          Thereafter at 30 bps *
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Core          Phoenix Growth and Income          294,062        1st Billion at 75 bps                Class A: 125 bps
Equity Fund                                                                   Next Billion at 70 bps                Class B: 200 bps
                                                                                Thereafter at 65 bps                Class C: 200 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Rising Dividends           101,538                       75 bps                Class A: 145 bps
                                                                                                                    Class B: 220 bps
                                                                                                                    Class C: 220 bps
                                                                                                                    Class X: 120 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Equity Fund   Phoenix Total Value                 28,013                       80 bps                Class A: 140 bps
                                                                                                                    Class C: 215 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Pathfinder                   2,975                       80 bps                Class A: 140 bps
                                                                                                                    Class C: 215 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Relative Value               2,377                       80 bps                Class A: 140 bps
                                                                                                                    Class C: 215 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Value Equity                47,844        1st Billion at 75 bps                Class A: 135 bps
                                                                              Next Billion at 70 bps                Class B: 210 bps
                                                                                Thereafter at 65 bps                Class C: 210 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight               Phoenix Small Cap Growth           242,742   1st $50 million at 100 bps     1st $50 million at 50 bps *
Small Cap Growth                                                         Next $450 million at 90 bps   Next $450 million at 40 bps *
                                                                                Thereafter at 80 bps          Thereafter at 30 bps *
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight               Phoenix Small Cap Value            254,744        1st Billion at 90 bps                Class A: 140 bps
Small Cap Value                                                               Next Billion at 85 bps                Class B: 215 bps
                                                                                Thereafter at 80 bps                Class C: 215 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight               Phoenix International               88,091        1st Billion at 85 bps           No cap - 10 bp waiver
International Fund           Strategies                                       Next Billion at 80 bps
                                                                                Thereafter at 75 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Foreign Opportunities      134,733                       85 bps                        1.00 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Bond Fund     Phoenix Institutional Bond         107,032        1st Billion at 45 bps                 Class X: 55 bps
                                                                                Thereafter at 40 bps                 Class Y: 80 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix Bond                        62,864                       50 bps                Class A: 115 bps
                                                                                                                    Class B: 190 bps
                                                                                                                    Class C: 190 bps
                                                                                                                     Class X: 90 bps
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund         Phoenix High Yield Securities       23,480                       65 bps                Class A: 125 bps
                                                                                                                    Class C: 200 bps
------------------------------------------------------------------------------------------------------------------------------------
                             Phoenix High Yield                 153,594        1st Billion at 65 bps                            None
                                                                              Next Billion at 60 bps
                                                                                Thereafter at 55 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight               Phoenix Multi-Sector             1,466,977        1st Billion at 55 bps                            None
Short-Int Bond               Short Term Bond                                  Next Billion at 50 bps
                                                                                Thereafter at 45 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Intermediate  Phoenix Tax Exempt Bond             51,611        1st Billion at 45 bps                 Class A: 85 bps
Tax Exempt Bond                                                               Next Billion at 40 bps                Class B: 160 bps
                                                                                Thereafter at 35 bps
------------------------------------------------------------------------------------------------------------------------------------
Harris Insight Tax           Phoenix Tax Exempt Bond             51,611        1st Billion at 45 bps                 Class A: 85 bps
Exempt Bond                                                                   Next Billion at 40 bps                Class B: 160 bps
                                                                                Thereafter at 35 bps
------------------------------------------------------------------------------------------------------------------------------------


* Caps only on non-fiduciary expenses

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


                                   EXHIBIT G

                         [PHOENIX INSIGHT FUNDS TRUST]

                         FORM OF SUBADVISORY AGREEMENT

                                                     [Closing Date]

Harris Investment Management, Inc.

190 South LaSalle Street

Chicago, IL 60690

RE:  SUBADVISORY AGREEMENT

Ladies and Gentlemen:

[Phoenix Insight Funds Trust] (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series (collectively, sometimes hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series subadvisers for the Series and is responsible for the day-to-day management of the Series.

      1. EMPLOYMENT AS A SUBADVISER. The Adviser, being duly authorized, hereby employs Harris Investment Management, Inc. (the "Subadviser") as a discretionary series subadviser to invest and reinvest the assets of each of the Series set forth on Schedule F attached hereto (the "Designated Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive by reason of this Agreement (and without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand); the Subadviser may (subject to the terms of any such other written agreements) render services to others and engage in other activities that do not conflict in any material manner with the Subadviser's performance hereunder.

      2. ACCEPTANCE OF EMPLOYMENT; STANDARD OF PERFORMANCE. The Subadviser accepts its employment as a discretionary series subadviser of each of the Designated Series and agrees to use its best professional judgment to make investment decisions for each such Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

      3. SERVICES OF SUBADVISER. In providing management services to each of the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to such Designated Series and as set forth in the Trust's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Trust's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Trust (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Trust's prior written approval, effect any transactions that would cause any Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies applicable to such Designated Series.

      4. TRANSACTION PROCEDURES. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

      5. ALLOCATION OF PORTFOLIO TRANSACTIONS. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets in which the transactions will be executed.

      A. In placing orders for the sale and purchase of the Designated Series' securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of
               1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the

                  Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

      B. The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages in accordance with the policies with respect to the execution of portfolio transactions as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

      C. The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser unless such execution is in compliance with the procedures and standards adopted by the Board of Trustees, as set forth in the Fund's then current Prospectus and Statement of Additional Information, as amended from time to time, and under the Act. The Trust shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Trust or the Adviser and will notify the Subadviser as promptly as practicable when such list changes.

6.  PROXIES.

      A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser or an agent designated by the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an elec-tronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act.

      B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing.

      7. PROHIBITED CONDUCT. In providing the services described in this Agreement, the Subadviser's responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Phoenix Investment Partners, Ltd. regarding transactions for the Trust in securities or other assets. The Trust shall provide the Subadviser with a list of investment companies sponsored by Phoenix Investment Partners, Ltd. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

      8.    INFORMATION AND REPORTS.

      A. The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each regular meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Designated Series managed by the Subadviser during the most recently completed quarter which reports: (i) shall include, to the extent possible, Subadviser's representation that its performance of its investment management duties hereunder is in compliance with the Trust's investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

      B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person, as defined under Section 2(a)(3) of the Act, and any affiliated person of such an affiliated person, of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

      C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Trust with the SEC.

      9. FEES FOR SERVICES. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the investment advisory agreement between the Trust and the Adviser (the "Advisory Agreement"), the Adviser is solely responsible for the payment of fees to the Subadviser.

      10. LIMITATION OF LIABILITY. The Subadviser shall not by reason of this Agreement (and without prejudice to any liabilities the Subadviser may have pursuant to any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions or laws or regulations applicable to any of the Designated Series as defined in the Prospectus and Statement of Additional Information or under the Act or other applicable laws or regulations, as applicable, and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

      11. CONFIDENTIALITY. Subject to the duty of the Subadviser and the Trust to comply with applicable law (but without prejudice to any applicable restrictions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand), including any demand of any regulatory or taxing authority having jurisdiction, the Subadviser shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof.

      12. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new subadvisory agreement.

      13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUBADVISER. The Subadviser represents, warrants and agrees (without prejudice to any applicable requirements set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) that:

      A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

      B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

      C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined under Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant federal securities laws, and if such a violation has occurred or the code of ethics of the Trust, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser's Code of Ethics to the Trust and the Adviser. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

      D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Trust could affect the Trust, by the Trust, of federal securities laws, as defined in Rule 38a-1 under the Act, and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust. The Subadviser agrees to cooperate with periodic reviews by the Trust's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Trust's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

      E. Reference is hereby made to the Declaration of Trust dated [date], as subsequently amended, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "[Phoenix Insight Funds Trust]" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

      14. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Designated Series as and to the extent required by the Act.

      15. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until [2nd anniversary of effective date]. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

      16. TERMINATION. This Agreement may be terminated as to the entire Trust or any individual Designated Series by any of the Adviser, the Subadviser or the Trust without penalty hereunder, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.

      17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

      18. SEVERABILITY. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

      19. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

      (a)   To Phoenix or the Trust at:

            Phoenix Investment Counsel, Inc.
            56 Prospect Street
            Hartford, CT 06115
            Attn: John H. Beers, Vice President and Clerk
            Telephone: (860) 403-5050
            Facsimile: (860) 403-7251
            Email: john.beers@phoenixwm.com

      (b)   To Harris Investment Management, Inc. at:

            Harris Investment Management, Inc.
            190 South LaSalle Street
            Chicago, IL 60690
            Attn:
            Telephone:
            Facsimile:
            Email:

      20. CERTIFICATIONS. The Subadviser hereby warrants and represents that it will provide, to the extent compliant with all applicable laws, the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Trust necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser's duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

      21. INDEMNIFICATION. The Adviser agrees (without prejudice to any applicable indemnification provisions set forth in any other written agreement between the Subadviser or any of its affiliates, on the one hand, and the Adviser or any of its affiliates, on the other hand) to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (A) any breach by the Adviser of any provision of this Agreement, (B) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser, (C) any violation by the Adviser of any law or regulation relating to its activities under this Agreement or (D) any dispute between the Adviser and any Trust shareholder, in each such case, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser's reckless disregard of its obligations and duties hereunder; provided, however, that in no event shall the Adviser be required to indemnify and hold harmless the Subadviser or any of the Subadviser's directors, officers, employees or agents (i) in respect of (and solely to the extent of) any matter for which the Subadviser is required, pursuant to that certain Transaction Agreement, dated as of March __, 2006, by and among the Adviser, the Subadviser, Harris Financial Corp. and Phoenix Investment Partners, Ltd. (the "Transaction Agreement"), to indemnify and hold harmless any PIC Indemnified Party (as such term is defined in the Transaction Agreement), or (ii) to the extent that any matter for which indemnification would otherwise be available to the Subadviser hereunder has arisen out of, is based upon or results from a breach by the Subadviser or any of its Affiliates (as such term is defined in the Transaction Agreement) of the Transaction Agreement or of that certain Strategic Partnership Agreement, dated as of March __, 2006, by and between the Adviser and Subadviser.

      22. RECEIPT OF DISCLOSURE DOCUMENT. The Trust acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

      23. COUNTERPARTS; FAX SIGNATURES. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

                                         [PHOENIX INSIGHT FUNDS TRUST]


                                         By: ________________________
                                             Name:
                                             Title:

                                         PHOENIX INVESTMENT
                                         COUNSEL, INC.


                                         By: ________________________
                                             Name:
                                             Title:

ACCEPTED:

HARRIS INVESTMENT MANAGEMENT, INC.


By: ________________________
    Name:
    Title:

SCHEDULES:        A. Operational Procedures
                  B. Record Keeping Requirements
                  C. Fee Schedule
                  D. Subadviser Functions
                  E. Form of Sub-Certification
                  F. Designated Series

                                   SCHEDULE A

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to State Street and Bank Trust Company (the "Custodian") and PFPC, Inc., (the "Sub-Accounting Agent") for the Trust.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Trust is open for business. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser's failure to comply.) It is permissible to send the necessary information via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

      1.    Purchase or sale;
      2.    Security name;
      3.    CUSIP number, ISIN or Sedols (as applicable);
      4. Number of shares and sales price per share or aggregate principal amount;
      5.    Executing broker;
      6.    Settlement agent;
      7.    Trade date;
      8.    Settlement date;
      9.    Aggregate commission or if a net trade;
      10.   Interest purchased or sold from interest bearing security;
      11.   Other fees;
      12.   Net proceeds of the transaction;
      13.   Exchange where trade was executed; and
      14.   Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;

      B. The terms and conditions of the order and of any modifications or cancellations thereof;

      C.    The time of entry or cancellation;

      D.    The price at which executed;

      E.    The time of receipt of a report of execution; and

      F.    The name of the person who placed the order on behalf of the Trust.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:

            (i)   The sale of shares of the Trust by brokers or dealers.

            (ii) The supplying of services or benefits by brokers or dealers to:

                  (a)   The Trust,

                  (b)   The Adviser,

                  (c)   The Subadviser, and

                  (d)   Any person other than the foregoing.

            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

      B.    Shall show the nature of the services or benefits made available.

      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under
      Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.

5. Records as necessary under Board-approved Phoenix Insight Funds Trust's valuation policies and procedures.

_________________
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C

                                SUBADVISORY FEE

      (a) For services provided hereunder, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee with respect to each Designated Series, payable in arrears, at the annual rate stated in paragraph
(b) below. The fees payable in respect of a Designated Series shall be prorated for any month during which this Agreement is in effect for only a portion of the month with respect to such Designated Series. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Designated Series shall be valued as set forth in the then-current registration statement of the Trust.

      (b) The fee to be paid by the Adviser to the Subadviser with respect to each Designated Series shall be at the annual sub-advisory fee rate set forth opposite such Designated Series' name below; provided, however, that, in the event there is any reduction after the date of the Transaction Agreement in the annual advisory fee rate payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the annual sub-advisory fee rate payable by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such reduction in such annual advisory fee rate (measured in basis points); and provided, further, that, in the event the net advisory fee retained by the Adviser with respect to a Designated Series (for the avoidance of doubt, after taking into account any applicable waivers, reimbursements or other similar offsets or arrangements applicable to such Designated Series that are required to be paid by the Adviser or its affiliates) is less than the annual contractual advisory fee payable by a Designated Series to the Adviser pursuant to the Advisory Agreement, the fee to be paid by the Adviser to the Subadviser with respect to such Designated Series automatically shall be reduced by 50% of the amount of such difference between such contractual advisory fee rate and such net advisory fee actually retained by the Adviser with respect to such Designated Series (and the Subadviser agrees promptly upon request to reimburse to the Adviser any over-payments previously made pursuant to this Agreement to the extent that such amounts ultimately are reasonably determined by the Adviser to be in excess of the amounts required to be paid pursuant hereto after taking into account any annual or other periodic reimbursements or similar payments required to be made by the Adviser or its affiliates to the Trust or a Designated Series in connection with any such waivers, reimbursements or other similar offsets or arrangements):

      NAME OF DESIGNATED SERIES                    ANNUAL SUB-ADVISORY FEE RATE

                                   SCHEDULE D

                              SUBADVISER FUNCTIONS

      With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadviser shall provide, at its own expense:

      (a) An investment program for each Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

      (b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Subadviser's Code of Ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of each Designated Series' assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

      (c) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

      (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

      (e) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (f) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

                                   SCHEDULE E

                           FORM OF SUB-CERTIFICATION
To:

Re:   Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From: [Name of Subadviser]

      Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR and Form N-Q.

      [Name of Designated Series].

      In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR or N-Q, as applicable, for the [Trust].

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

      a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

      b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

      c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadviser to the [Trust].

      I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the [Trust], contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the [Trust's] Chief Accounting Officer:

      a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data with respect to the [Trust] in a timely fashion;

      b. Any fraud, whether or not material, that involves the Subadviser's management or other employees who have a significant role in the Subadviser's internal controls and procedures for financial reporting as they relate to our duties as Subadviser to the [Trust].

I certify that to the best of my knowledge:

      a. The Subadviser's Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

      b. The Subadviser has complied with the Prospectus and Statement of Additional Information of the [Trust] and the Policies and Procedures of the [Trust] as adopted by the [Trust's] Board of Trustees to the extent they relate to our duties as Subadviser to the [Trust].

      c. I have no knowledge of any compliance violations except as disclosed in writing to the Phoenix Compliance Department by me or by the Subadviser's compliance administrator.

      d. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the [Trust] as outlined above.

This certification relates solely to the [Trust] named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above [Trust]. The Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the [Trust's] official accounting system. The Subadviser is not responsible for the preparation of the Reports.


__________________________________                   ___________________________

[Name of Authorized Signature]                       Date

                                   SCHEDULE F

                               DESIGNATED SERIES

                                    [      ]

                                    EXHIBIT H

                FORM OF SUBADVISORY AGREEMENT WITH VONTOBEL ASSET
               MANAGEMENT, INC. AND SENECA CAPITAL MANAGEMENT LLC


                          [PHOENIX INSIGHT FUNDS TRUST]

                       _____________________________ FUND

                       _____________________________ FUND


                          FORM OF SUBADVISORY AGREEMENT


                                            __________, 2006


______________________________

______________________________

______________________________


RE:   FORM OF SUBADVISORY AGREEMENT

Ladies and Gentlemen:

[Phoenix Insight Funds Trust] (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including the ___________________________ Fund and ______________________ Fund
(collectively, sometimes hereafter referred to as the "Series").

_________________________ (the "Adviser") evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1. EMPLOYMENT AS A SUBADVISER. The Adviser, being duly authorized, hereby employs ______________________ (the "Subadviser") as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Advisers as set forth on Schedule F attached hereto (the "Designated Series") on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner in the Subadviser's performance hereunder.

2. ACCEPTANCE OF EMPLOYMENT; STANDARD OF PERFORMANCE. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3. SERVICES OF SUBADVISER. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund's then current prospectus ("Prospectus") and statement of additional information ("Statement of Additional Information") filed with the Securities and Exchange Commission (the "SEC") as part of the Fund's Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Adviser. The Subadviser shall not, without the Fund's prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4. TRANSACTION PROCEDURES. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5. ALLOCATION OF BROKERAGE. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

      A. In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

      B. The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds shall generally be allocated pro rata among the participating portfolios in proportion to their planned participation in the aggregated orders.

      C. The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Fund, the Subadviser or the Adviser without the prior written approval of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are "affiliated persons" of the Fund or the Adviser.

6.    PROXIES.

      A. The Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

      B. The Subadviser is authorized to deal with reorganizations and exchange offers with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser's approval, the Subadviser shall also have the authority to:
            (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as "lead plaintiff" in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7. PROHIBITED CONDUCT. In providing the services described in this Agreement, the Subadviser's responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by ________________________ regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by _________________ and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.    INFORMATION AND REPORTS.

      A. The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser's management of the Designated Series during the most recently completed quarter which reports: (i) shall include Subadviser's representation that its performance of its investment management duties hereunder is in compliance with the Fund's investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum "good income" requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

      B. Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser's or the Subadviser's respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

      C. The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the

            Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9. FEES FOR SERVICES. THE compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10. LIMITATION OF LIABILITY. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11. CONFIDENTIALITY. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Fund has engaged Subadviser pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12. ASSIGNMENT. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in
      Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE SUBADVISER. The Subadviser represents, warrants and agrees that:

      A. It is registered as an "Investment Adviser" under the Investment Advisers Act of 1940, as amended ("Advisers Act").

      B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

      C. It shall maintain a written code of ethics (the "Code of Ethics") complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser's Code of Ethics to the Fund and the Adviser. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

      D. It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Subadviser agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Subadviser's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Subadviser's policies and procedures, compliance by the Subadviser with federal securities laws and related matters and the Fund's compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

      E. Reference is hereby made to the Declaration of Trust dated _________, ______ establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name "[Phoenix Insight Funds Trust]" refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

14. ENTIRE AGREEMENT; AMENDMENT. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment is subject to the approval of the Trustees and the shareholders of the Fund as and to the extent required by the Act.

15. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until ___________, ______. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

16. TERMINATION. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. APPLICABLE LAW. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. SEVERABILITY. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

19. NOTICES. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.


      (a)   To _________ at:


            ________________________________

            ________________________________

            ________________________________

            Attn: __________________________

            Telephone: (___) ___-____

            Facsimile: (___) ___-____

            Email: _________________________

      (b)   To _________ at:


            ________________________________

            ________________________________

            ________________________________

            Attn: _______________________

            Telephone: (___) ___-____

            Facsimile: (___) ___-____

            Email: ______________________

20. CERTIFICATIONS. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser's duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

21. INDEMNIFICATION. The Adviser agrees to indemnify and hold harmless the Subadviser and the Subadviser's directors, officers, employees and agents from and against any and all losses, liabilities, claims, damages, and expenses whatsoever, including reasonable attorneys' fees (collectively, "Losses"), arising out of or relating to (i) any breach by the Adviser of any provision of this Agreement; (ii) the negligence, willful misconduct, bad faith, or breach of fiduciary duty of the Adviser; (iii) any violation by the Adviser of any law or regulation relating to its activities under this Agreement; and (iv) any dispute between the Adviser and any Fund shareholder, except to the extent that such Losses result from the gross negligence, willful misconduct, bad faith of the Subadviser or the Subadviser's reckless disregard of its obligations and duties hereunder.

22. RECEIPT OF DISCLOSURE DOCUMENT. The Fund acknowledges receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser's Form ADV containing certain information concerning the Subadviser and the nature of its business.

23. COUNTERPARTS; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

                            [signature page follows]

                                        [PHOENIX INSIGHT FUNDS TRUST]


                                        By:________________________
                                           Name:
                                           Title:


                                        _____________________________


                                        By:_________________________
                                           Name:
                                           Title:

ACCEPTED:

____________________________


By:________________________
   Name:
   Title:

SCHEDULES:    A. Operational Procedures
              B. Record Keeping Requirements
              C. Fee Schedule
              D. Subadviser Functions
              E. Form of Sub-Certification
              F. Designated Series

                                   SCHEDULE A
                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to _______________________ (the "Custodian") and __________ (the "Sub-Accounting Agent") for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade each day the Fund is open for business. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser's failure to comply.) The necessary information can be sent via facsimile machine to the Custodian and the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

      1.    Purchase or sale;
      2.    Security name;
      3.    CUSIP number, ISIN or Sedols (as applicable);
      4. Number of shares and sales price per share or aggregate principal amount;
      5.    Executing broker;
      6.    Settlement agent;
      7.    Trade date;
      8.    Settlement date;
      9.    Aggregate commission or if a net trade;
      10.   Interest purchased or sold from interest bearing security;
      11.   Other fees;
      12.   Net proceeds of the transaction;
      13.   Exchange where trade was executed;
      14.   Identified tax lot (if applicable); and
      15.   Trade commission reason: best execution, soft dollar or research.

      When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE B

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

      A.    The name of the broker;

      B. The terms and conditions of the order and of any modifications or cancellations thereof;

      C.    The time of entry or cancellation;

      D.    The price at which executed;

      E.    The time of receipt of a report of execution; and

      F.    The name of the person who placed the order on behalf of the Fund.

2.    (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
      (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

      A.    Shall include the consideration given to:

            (i)   The sale of shares of the Fund by brokers or dealers.

            (ii) The supplying of services or benefits by brokers or dealers to:

                  (a)   The Fund,

                  (b)   The Adviser,

                  (c)   The Subadviser, and

                  (d)   Any person other than the foregoing.

            (iii) Any other consideration other than the technical
                  qualifications of the brokers and dealers as such.

      B.    Shall show the nature of the services or benefits made available.

      C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

      D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment Advisers by rule adopted under
      Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Fund.

5. Records as necessary under Board approved ____________ valuation policies and procedures.

______________________
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

                                   SCHEDULE C

                                SUBADVISORY FEE

      (a) For services provided to the Fund, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate stated below. The fees shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund and each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

      (b)   The fee to be paid by the Subadviser is to be __________________.

                                   SCHEDULE D
                              SUBADVISER FUNCTIONS

      With respect to managing the investment and reinvestment of the Designated Series' assets, the Subadviser shall provide, at its own expense:

      (a) An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement;

      (b) Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series' limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series' investment program, including, without limitation, analysis of Designated Series performance;

      (c) Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

      (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

      (e) Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment Adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

      (f) Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

                                   SCHEDULE E
                           FORM OF SUB-CERTIFICATION

To:

Re:   Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From: [Name of Subadviser]

      Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR and Form N-Q.

      [Name of Designated Series].

      In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR or N-Q, as applicable, for the Funds.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

      d. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

      e. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

      f. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as subadviser to the Funds.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Funds, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Fund's Chief Accounting Officer:

      c. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser's internal controls and procedures which could adversely affect the Adviser's ability to record, process, summarize and report financial data with respect to the Fund in a timely fashion;

      d. Any fraud, whether or not material, that involves the Subadviser's management or other employees who have a significant role in the Subadviser's internal controls and procedures for financial reporting as they relate to our duties as Subadviser to the Fund.

I certify that to the best of my knowledge:

      e. The Subadviser's Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the "Code"). The term Portfolio Manager is as defined in the Code.

      f. The Subadviser has complied with the Prospectus and Statement of Additional Information of the Funds and the Policies and Procedures of the Funds as adopted by the Fund's Board of Trustees to the extent they relate to our duties as Subadviser to the Fund.

      g. I have no knowledge of any compliance violations except as disclosed in writing to the _________ Compliance Department by me or by the Subadviser's compliance administrator.

      h. The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Fund as outlined above.

This certification relates solely to the Funds named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Funds. The Subadviser's records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Funds' official accounting system. The Subadviser is not responsible for the preparation of the Reports.


______________________________                    ______________________________

[Name of Authorized Signature]                    Date

                                   SCHEDULE F

                                DESIGNATED SERIES

                        ___________________________ Fund

                        ___________________________ Fund

                       This page intentionally left blank.

                                    EXHIBIT I

             SHAREHOLDERS KNOWN TO OWN OF RECORD OR BENEFICIALLY 5%
              OR MORE OF A CLASS OF SHARES OF A HARRIS INSIGHT FUND
                  AS OF THE CLOSE OF BUSINESS ON MARCH 27, 2006


----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
    Government         HARRIS NA                               114,221,194.030       48.25
 Money Market - N      LOMBARD OPERATION CENTER
                       ATTN APPLICATION BALANCING II
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
    Government         HARRIS NA                               108,015,856.410       45.63
 Money Market - N      ATTN APPLICATION BALANCING
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
    Government         SEI PRIVATE TRUST COMPANY               130,971,431.420       79.51
 Money Market - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Government         MARIL & CO                               18,167,527.510       11.03
 Money Market - I      FBO SYNOVOS TRUST COMPANY
                       ATTN ACM DEPARTMENT
                       11270 W PARK PL STE 400
                       MILWAUKEE WI 53224-3638
----------------------------------------------------------------------------------------------
    Government         WERNER ENTERPRISES INC                   10,158,723.670        6.17
 Money Market - I      ATTN: JOHN STEELE CFO
                       PO BOX 45308
                       OMAHA NE 68145
----------------------------------------------------------------------------------------------
    Government         PERSHING FOR EXCLUSIVE BENEFIT           28,241,359.780      100.00
 Money Market - S      OF HARRIS INSIGHT MONEY FUND
                       CUSTOMER ACCTS
                       ATTN CASH MGMT SERVICES 9TH FL
                       1 PERSHING PLAZA
                       JERSEY CITY NJ 07399
----------------------------------------------------------------------------------------------
    Tax Exempt         HARRIS NA                               123,398,348.920       59.44
 Money Market - N      ATTN APPLICATION BALANCING
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
    Tax Exempt         SEI PRIVATE TRUST COMPANY                43,129,481.030       20.77
 Money Market - N      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Tax Exempt         THE HARRIS BANK N A                      36,406,208.630       17.54
 Money Market - N      LOMBARD OPERATION
                       SERVICE CENTER
                       ATTN APPLICATION BALANCING
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
    Tax Exempt         SEI PRIVATE TRUST COMPANY             1,096,307,542.770       97.36
 Money Market - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Tax Exempt         PERSHING FOR EXCLUSIVE BENEFIT            3,287,678.020      100.00
 Money Market - S      OF HARRIS INSIGHT MONEY FUND
                       CUSTOMER ACCTS
                       ATTN CASH MGMT SERVICES 9TH FL
                       1 PERSHING PLAZA
                       JERSEY CITY NJ 07399
----------------------------------------------------------------------------------------------
 Money Market - N      HARRIS NA                               428,556,648.060       51.08
                       LOMBARD OPERATION CENTER
                       ATTN APPLICATION BALANCING II
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
 Money Market - N      HARRIS NA                               271,588,679.230       32.37
                       ATTN APPLICATION BALANCING
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
 Money Market - N      THE HARRIS BANK N A                      91,881,913.820       10.95
                       LOMBARD OPERATION
                       SERVICE CENTER
                       ATTN APPLICATION BALANCING
                       2000 S FINLEY RD
                       LOMBARD IL 60148-4825
----------------------------------------------------------------------------------------------
 Money Market - I      SEI PRIVATE TRUST COMPANY             1,294,285,955.540       40.33
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 Money Market - I      HARE & CO                               473,232,318.600       14.75
                       C/O THE BANK OF NEW YORK
                       111 SANDERS CREEK PKWY 2ND FL
                       EAST SYRACUSE NY 13057
----------------------------------------------------------------------------------------------
 Money Market - I      THE BOEING COMPANY                      304,970,892.980        9.50
                       ATTN JEFF KENNEL
                       100 N RIVERSIDE MC 5003-3020
                       CHICAGO IL 60606-1596
----------------------------------------------------------------------------------------------
 Money Market - I      LORILLARD TOBACCO COMPANY               247,975,000.000        7.73
                       ATTN TREASURY DEPARTMENT
                       PO BOX 10529
                       GREENSBORO NC 27404-0529
----------------------------------------------------------------------------------------------
 Money Market - E      CHICAGO MERCANTILE                      680,603,127.620       54.58
                       EXCHANGE INC
                       CUSTOMER SEGREGATED ACCOUNT
                       ATTN TIM DOAR -
                       VP FINANCIAL MGMT
                       30 S WACKER DR # 0
                       CHICAGO IL 60606-7413
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
 Money Market - E      CHICAGO MERCANTILE                      424,481,480.510       34.04
                       EXCHANGE INC
                       FIRM ACCOUNT
                       ATTN TIM DOAR -
                       VP FINANCIAL MGMT
                       30 S WACKER DR # 0
                       CHICAGO IL 60606-7413
----------------------------------------------------------------------------------------------
 Money Market - E      BMO NESBITT BURNS                       141,916,342.420       11.38
                       CORP-BKR/AGNT
                       HARRIS NA-OMNIBUS
                       CUST/SUB AGNT
                       HARRIS FCM CLIENT GROUP
                       PO BOX 71940
                       CHICAGO IL 60694-1940
----------------------------------------------------------------------------------------------
 Money Market - S      PERSHING FOR EXCLUSIVE BENEFIT           41,409,985.130      100.00
                       OF HARRIS INSIGHT MONEY FUND
                       CUSTOMER ACCTS
                       ATTN CASH MGMT SERVICES 9TH FLR
                       1 PERSHING PLAZA
                       JERSEY CITY NJ 07399
----------------------------------------------------------------------------------------------
   Bond Fund - N       WELLS FARGO BANK NA FBO                      96,421.473       36.07
                       ILLINOIS CPA SOCIETY
                       RET PLAN 0920827
                       P.O. BOX 1533
                       MINNEAPOLIS, MN 55480
----------------------------------------------------------------------------------------------
   Bond Fund - N       PERSHING LLC                                 48,444.481       18.12
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
     Bond - I          MAC & CO A/C HTDF5551002                  6,917,613.779       37.13
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Bond - I          SEI PRIVATE TRUST COMPANY                 5,574,106.256       29.92
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Bond - I          MAC & CO A/C HTSF2221032                  1,870,728.910       10.04
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Bond - A          JANNEY MONTGOMERY SCOTT LLC                   7,474.551       10.53
                       A/C 4713-8029
                       KEYSTONE CONFERENCE
                       LOAN FUND
                       1801 MARKET STREET
                       PHILADELPHIA PA 19103-1675
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
     Bond - A          PERSHING LLC                                  4,200.736        5.92
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    Tax Exempt         PERSHING LLC                                734,426.225       28.57
     Bond - N          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    Tax Exempt         SEI PRIVATE TRUST COMPANY                 5,238,498.373       71.36
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Tax Exempt         SEI PRIVATE TRUST COMPANY                   916,825.952       12.49
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Tax Exempt         ETHEL HOROWITZ BLANCHARD                     25,936.428        6.83
     Bond - A          FAMILY LIMITED PARTNERSHIP
                       ETHEL HOROWITZ BLANCHARD
                       GENERAL PARTNER
                       19484 ISLAND COURT DRIVE
                       BOCA RATON FL 33434
----------------------------------------------------------------------------------------------
    Tax Exempt         PERSHING LLC                                 20,934.166        5.52
     Bond - A          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
 Intermediate Tax      PERSHING LLC                                 74,835.737        6.20
  Exempt Bond - N      P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
 Intermediate Tax      SEI PRIVATE TRUST COMPANY                14,768,971.074       70.61
  Exempt Bond - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 Intermediate Tax      SEI PRIVATE TRUST COMPANY                 2,855,918.482       13.65
  Exempt Bond - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 Intermediate Tax      NFS LLC FEBO                                134,544.456       46.70
  Exempt Bond - A      NAOMI L SMITH TTEE
                       THE NAOMI L SMITH SEPERATE
                       PRPRTY, U/A 7/15/02
                       106 COSTA BELLA COVE
                       AUSTIN TX 78734
----------------------------------------------------------------------------------------------
   Intermediate        WELLS FARGO BANK NA FBO                      76,155.097       30.48
  Government - N       BANKNOTE PROFIT SHARING
                       PLAN 1097301
                       P.O. BOX 1533
                       MINNEAPOLIS, MN 55480
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
   Intermediate        MAC & CO A/C HTSF2221022                    807,950.448       67.55
  Government - I       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
   Intermediate        WELLS FARGO BANK NA FBO                     122,850.888       10.27
  Government - I       IDEAL BOX CO PROFIT SHARING
                       PLAN 1019298
                       P.O. BOX 1533
                       MINNEAPOLIS, MN 55480
----------------------------------------------------------------------------------------------
   Intermediate        WELLS FARGO BANK NA FBO                      77,093.740        6.45
  Government - I       AMCOL INT'L CO. PENSION TRUST
                       0820134
                       P.O. BOX 1533
                       MINNEAPOLIS, MN 55480
----------------------------------------------------------------------------------------------
   Intermediate        SEI PRIVATE TRUST COMPANY                    71,055.489        5.94
  Government - I       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
   Intermediate        NFS LLC                                      29,964.134       21.21
  Government - A       MICHAEL AZARK TTEE
                       CALYON MONEY PURCHASE PLAN
                       1301 AVENUE OF THE AMERICAS
                       14TH FLOOR
                       NEW YORK NY 10019
----------------------------------------------------------------------------------------------
   Intermediate        PERSHING LLC                                  9,225.739        6.53
  Government - A       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    High Yield         PHYLLIS R GOODFRIEND                          3,994.449       13.49
     Bond - N          9 Wedgewood Court
                       Great Neck NY  11023-1713
----------------------------------------------------------------------------------------------
    High Yield         PERSHING LLC                                  3,941.566       13.31
     Bond - N          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    High Yield         PERSHING LLC                                  2,617.140        8.84
     Bond - N          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    High Yield         SOUTHWEST SECURITIES INC FBO                  2,321.586        7.84
     Bond - N          JAIRUS E MEILAHN
                       SOUTHWEST SECURITIES INC
                       AS IRA CUSTODIAN
                       PO BOX 509002
                       DALLAS TX 75250
----------------------------------------------------------------------------------------------
    High Yield         E TRADE CLEARING LLC                          2,302.784        7.78
     Bond - N          576-58811-14
                       PO BOX 989030
                       WEST SACRAMENTO CA 95798-9030
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
    High Yield         PFPC TRUST COMPANY CUST FBO                   1,941.963        6.56
     Bond - N          ROLLING OAKS FARM
                       FBO JORDAN PETROV NIKOLOV
                       IRA-SIMPLE-EMPLOYEE
                       160 DUNDEE RD
                       BARRINGTON IL 60010-9399
----------------------------------------------------------------------------------------------
    High Yield         PERSHING LLC                                  1,927.984        6.51
     Bond - N          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    High Yield         MAC & CO A/C HTDF5551002                  2,497,089.572       41.23
     Bond - I          MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
    High Yield         MAC & CO A/C HTSF2221052                  1,121,550.862       18.52
     Bond - I          MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
    High Yield         PERSHING LLC                                796,222.273       13.15
     Bond - I          P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    High Yield         SEI PRIVATE TRUST COMPANY                   512,245.457        8.46
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    High Yield         NORTHERN TRUST CO TTEE FBO                  437,926.446        7.23
     Bond - I          MTD PRODUCTS INC
                       MASTER RTRMNT
                       A/C 22-19101
                       PO BOX 92956
                       CHICAGO IL 60675
----------------------------------------------------------------------------------------------
    High Yield         MARY E DOBSON                                17,646.100       49.63
     Bond - A          1108 EDWARDS STREET
                       PHILIPSBURG PA 16866-2724
----------------------------------------------------------------------------------------------
    High Yield         RAYMOND JAMES & ASSOC INC                     7,604.406       21.39
     Bond - A          FBO MCPHERSON TR
                       BIN# 36384509
                       880 CARILLON PKWY
                       ST PETERSBURG FL 33716
----------------------------------------------------------------------------------------------
    High Yield         MESIROW FINANCIAL INC                         4,760.908       13.39
     Bond - A          A/C 5009-9627
                       JOSEPHINE DEADAMS TRUST
                       350 NORTH CLARK STREET
                       CHICAGO IL 60610-4796
----------------------------------------------------------------------------------------------
Short/Intermediate     E TRADE CLEARING LLC                         38,662.267        7.52
     Bond - N          575-83940-18
                       PO BOX 989030
                       WEST SACRAMENTO CA 95798-9030
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
Short/Intermediate     CHARLES SCHWAB & CO INC                      29,369.490        5.71
     Bond - N          SPECIAL CUSTODY ACCOUNT FOR
                       THE EXCLUSIVE BENEFIT OF
                       CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------
Short/Intermediate     SEI PRIVATE TRUST COMPANY                14,796,522.087       58.16
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
Short/Intermediate     SEI PRIVATE TRUST COMPANY                 4,048,252.311       15.91
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
Short/Intermediate     MAC & CO A/C HTDF5551002                  2,533,879.355        9.96
     Bond - I          MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
Short/Intermediate     SEI PRIVATE TRUST COMPANY                 2,349,884.869        9.24
     Bond - I          C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
Short/Intermediate     PERSHING LLC                                 25,590.671        7.39
        - A            P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    Ultra Short        MAC & CO A/C HTDF5551002                    941,511.733       58.87
 Duration Bond - I     MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
    Ultra Short        SEI PRIVATE TRUST COMPANY                   315,994.079       19.76
 Duration Bond - I     C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Ultra Short        SEI PRIVATE TRUST COMPANY                   244,001.636       15.26
 Duration Bond - I     C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
   Balanced - A        BEAR STEARNS SECURITIES CORP.                35,181.567       15.20
                       FBO 570-01251-14
                       1 METROTECH CENTER NORTH
                       BROOKLYN NY 11201-3859
----------------------------------------------------------------------------------------------
   Balanced - A        PERSHING LLC                                 30,048.879       12.98
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
  Core Equity - I      SEI PRIVATE TRUST COMPANY                 2,794,282.601       43.77
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
  Core Equity - I      MAC & CO A/C HTSF2221082                  1,735,033.635       27.17
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
  Core Equity - I      SEI PRIVATE TRUST COMPANY                 1,547,402.264       24.24
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
  Core Equity - A      CARLEE FAMILY LIMITED                         4,361.538        8.74
                       PARTNERSHIP
                       A/C 31985115
                       REF HARRIS INVESTORLINE
                       5040 ARBOR LN APT 201
                       NORTHFIELD IL 60093-3365
----------------------------------------------------------------------------------------------
  Core Equity - A      PFPC TRUST COMPANY CUST FBO                   3,553.926        7.12
                       LORRAINE A GORSKI
                       ROLLOVER IRA
                       PO BOX 1418
                       BARRINGTON IL 60011-1418
----------------------------------------------------------------------------------------------
     Emerging          RELIANCE TRUST COMPANY FBO                   24,197.783        5.89
    Markets - N        BEL AIR INVESTMENT ADVISORS, LLC
                       401 (K) PLAN
                       1100 ABERNATHY ROAD
                       500 NORTHPARK BUILDING, SUITE 400
                       ATLANTA, GA 30328
----------------------------------------------------------------------------------------------
     Emerging          SEI PRIVATE TRUST COMPANY                    23,475.874        5.72
    Markets - N        C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Emerging          TRUST COMPANY OF ILLINOIS                    20,691.422        5.04
    Markets - N        45 S PARK BLVD STE 300
                       GLEN ELLYN IL 60137-6282
----------------------------------------------------------------------------------------------
     Emerging          SEI PRIVATE TRUST COMPANY                 9,668,535.525       38.81
    Markets - I        C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Emerging          SEI PRIVATE TRUST COMPANY                 7,802,475.613       31.32
    Markets - I        C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
     Emerging          MAC & CO A/C HTDF5551002                  2,660,944.266       10.68
    Markets - I        MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Emerging          MAC & CO A/C HTSF2221152                  2,414,985.971        9.69
    Markets - I        MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Emerging          SEI PRIVATE TRUST COMPANY                 1,677,106.097        6.73
    Markets - I        C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Emerging          UNATCO                                       40,263.777       41.35
    Markets - A        FIRST MIDWEST BANK
                       TRUST DIVISION
                       2801 W JEFFERSON STREET
                       JOLIET IL 60435
----------------------------------------------------------------------------------------------
     Emerging          PERSHING LLC                                  8,936.059        9.18
    Markets - A        P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
    Equity - N         NATIONAL INVESTOR SERVICES FBO               88,108.554        6.29
                       097-50000-19
                       55 WATER STREET,32ND FLOOR
                       NEW YORK NY 10041
                       NEW YORK NY 10041-3299
----------------------------------------------------------------------------------------------
    Equity - N         E TRADE CLEARING LLC                         75,964.844        5.42
                       581-91843-17
                       PO BOX 989030
                       WEST SACRAMENTO CA 95798-9030
----------------------------------------------------------------------------------------------
    Equity - I         MAC & CO A/C HTSF2221072                  7,523,666.316       40.30
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
    Equity - I         SEI PRIVATE TRUST COMPANY                 4,639,619.150       24.85
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Equity - I         SEI PRIVATE TRUST COMPANY                 2,293,821.027       12.29
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
    Equity - I         SEI PRIVATE TRUST COMPANY                 1,192,729.092        6.39
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
     Index - I         SEI PRIVATE TRUST COMPANY                 2,330,756.277       67.58
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Index - I         SEI PRIVATE TRUST COMPANY                   297,787.386        8.63
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 International - N     MG TRUST COMPANY CUST (FBO)                  13,920.492        8.09
                       HERITAGE WINE CELLARS LTD 401K
                       700 17TH STREET
                       SUITE 300
                       DENVER CO 80202
----------------------------------------------------------------------------------------------
 International - N     NFS LLC FEBO                                 11,046.387        6.42
                       PER-ERIK LINDQVIST
                       SANDRA W LINDQVIST
                       3040 GRAND BAY BLVD UNIT 2102
                       LONGBOAT KEY FL 34228-4402
----------------------------------------------------------------------------------------------
 International - N     SEI PRIVATE TRUST COMPANY                    10,058.082        5.85
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 International - I     MAC & CO A/C HTSF2221042                  4,408,408.917       89.39
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
 International - I     MAC & CO A/C HTDF5551002                  4,466,536.119       32.11
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
 International - I     SEI PRIVATE TRUST COMPANY                 3,161,530.896       22.73
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 International - I     SEI PRIVATE TRUST COMPANY                 2,330,022.415       16.75
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 International - I     MAC & CO A/C HTSF2221132                  1,542,278.722       11.09
                       MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
 International - I     SEI PRIVATE TRUST COMPANY                   979,118.692        7.04
                       C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
 International - I     PERSHING LLC                                705,424.691        5.07
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
 International - A     BEAR STEARNS SECURITIES CORP.                 3,819.517       19.78
                       FBO 896-20253-11
                       1 METROTECH CENTER NORTH
                       BROOKLYN NY 11201-3859
----------------------------------------------------------------------------------------------
 International - A     PERSHING LLC                                  2,084.642       10.80
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
 International - A     PERSHING LLC                                  1,108.371        5.74
                       P.O. BOX 2052
                       JERSEY CITY, NJ 07303-9998
----------------------------------------------------------------------------------------------
     Small Cap         MAC & CO A/C HTDF5551002                    715,089.183       47.43
    Growth - I         MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                   349,994.223       23.21
    Growth - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                   212,735.328       14.11
    Growth - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                   167,358.678       11.10
    Growth - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                 7,614,841.145       25.80
  Opportunity - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                 4,732,426.854       22.25
  Opportunity - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                 2,407,438.137       11.32
  Opportunity - I      C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         MAC & CO A/C HTSF2221112                  1,877,576.726        8.83
  Opportunity - I      MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Small Cap         STANDARD INSURANCE COMPANY                1,154,354.626        5.43
  Opportunity - I      P11D ATTN SEPARATE ACCOUNT A
                       1100 SW SIXTH AVE
                       PORTLAND OR 97204-1020
----------------------------------------------------------------------------------------------
     Small Cap         MAC & CO A/C HTDF5551002                  1,085,798.901        5.10
  Opportunity - I      MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Small Cap         PRIMEVEST FINANCIAL SERVICES                 27,281.863        5.01
  Opportunity - A      (FBO)
                       JARNAT
                       10123005
                       400 FIRST STREET SOUTH SUITE 300
                       PO BOX 283
                       ST CLOUD MN 56302
----------------------------------------------------------------------------------------------
     Small Cap         UNIFIED TRUST COMPANY NA                    518,067.995       19.39
     Value - N         EMPLOYEE BENEFIT OMNIBUS 1
                       2353 ALEXANDRIA DR STE 100
                       LEXINGTON KY 40504-3208
----------------------------------------------------------------------------------------------
     Small Cap         INVESTORS BANK & TRUST FBO                  192,659.165        7.21
     Value - N         VARIOUS RETIREMENT PLANS
                       4 MANHATTANVILLE RD
                       PURCHASE, NY 10577-2139
----------------------------------------------------------------------------------------------
     Small Cap         MITRA & CO EXP                              169,445.281        6.34
     Value - N         C/O M&I TRUST
                       ATTN: MUTUAL FUNDS
                       M&I TRUST CO, NA
                       11270 W PARK PL STE 400 PPW-08-WM
                       MILWAUKEE WI 53224-3625
----------------------------------------------------------------------------------------------
     Small Cap         CHARLES SCHWAB & CO INC                     168,406.705        6.30
     Value - N         SPECIAL CUSTODY ACCOUNT FOR
                       THE EXCLUSIVE BENEFIT OF
                       CUSTOMERS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4122
----------------------------------------------------------------------------------------------
     Small Cap         UNIFIED TRUST COMPANY NA                    148,359.452        5.55
     Value - N         OMNIBUS TRUST 2
                       2353 ALEXANDRIA DR STE 100
                       LEXINGTON KY 40504-3208
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                                                                  NUMBER           OWNERSHIP
       FUND                         RECORD OWNER                 OF SHARES        PERCENTAGE
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                 2,334,356.963       33.03
     Value - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                 1,173,712.379       16.61
     Value - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DRIVE
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         MAC & CO A/C HTSF2221102                    926,890.607       13.12
     Value - I         MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Small Cap         SEI PRIVATE TRUST COMPANY                   896,141.818       12.68
     Value - I         C/O HARRIS BANK ID 940
                       ATTN MUTUAL FUNDS
                       ONE FREEDOM VALLEY DR
                       OAKS, PA 19456
----------------------------------------------------------------------------------------------
     Small Cap         MAC & CO A/C HTDF5551002                    464,418.503        6.57
     Value - I         MUTUAL FUND OPERATIONS
                       PO BOX 3198
                       525 WILLIAM PENN PLACE
                       PITTSBURGH PA 15230-3198
----------------------------------------------------------------------------------------------
     Small Cap         LPL FINANCIAL SERVICES                       13,957.316        5.98
     Value - A         A/C 2259-8319
                       9785 TOWNE CENTRE DRIVE
                       SAN DIEGO CA 92121-1968
----------------------------------------------------------------------------------------------


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


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


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


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!



                                      YOUR PROXY VOTE IS IMPORTANT!

                                      NOW YOU CAN VOTE YOUR PROXY ON
                                      THE INTERNET.

                                      JUST FOLLOW THESE SIMPLE STEPS:

                                      1. READ YOUR PROXY STATEMENT AND HAVE IT
                                      AT HAND.

                                      2. GO TO WEBSITE: HTTPS://VOTE.PROXY-
                                      DIRECT.COM

                                      3. FOLLOW THE RECORDED OR ON-SCREEN
                                      DIRECTIONS.

                                      4. DO NOT MAIL YOUR PROXY CARD IF YOU VOTE
                                      VIA THE INTERNET.



                  Please detach at perforation before mailing.




PROXY                          HARRIS INSIGHT FUNDS                        PROXY
                      PROXY SOLICITED BY BOARD OF TRUSTEES
                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 11, 2006

[FUNDNAME PRINTS HERE]
The undersigned hereby instructs David C. Lebisky and Steven B. Richard, and each of them, attorneys and proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Harris Insight Funds Trust (the "Trust") which the undersigned is entitled to vote at a special meeting of shareholders of the Trust called to be held on May 11, 2006 and at any adjournment thereof, as indicated on this proxy. The undersigned hereby revokes any proxy previously given.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT, IS HEREBY ACKNOWLEDGED.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            -----------------------       ----------------------
                            999 9999 9999 999             1234 5678
                            -----------------------       ----------------------

                            NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor please sign your name and give your full title as such. If signing on behalf of a corporation please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign this card. Please sign, date and return.


                            ________________________________________________
                            Signature and Title, if applicable

                            ________________________________________________
                            Signature (if held jointly)

                            __________________________________________, 2006
                            Date                                HIF_16216A-C

  UNLESS VOTING BY THE INTERNET, PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE!

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!





                  Please detach at perforation before mailing.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE REGARDING A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1. TO ELECT TRUSTEES: (ALL SHAREHOLDERS VOTE):                                          FOR ALL      WITHHOLD ALL     FOR ALL EXCEPT
01  E. Virgil Conway         02.  Harry Dalzell-Payne       03.  Daniel T. Geraci         [ ]            [ ]               [ ]
04. Francis E. Jeffries      05.  Leroy Keith, Jr.          06.  Marilyn E. LaMarche
07. Philip R. McLoughlin     08. Geraldine M. McNamara      09. James M. Oates
10. Richard E. Segerson      11. Ferdinand L.J. Verdonck

To withhold authority to vote for any individual nominee, mark the, "For All Except" box and write the nominee's number and name on the line provided below.

------------------------------------------------------------

                                                                                          FOR          AGAINST           ABSTAIN
2.   To approve a new Investment Advisory Agreement for each Fund between the             [ ]            [ ]               [ ]
     Trust and Phoenix Investment Counsel, Inc. ("PIC") [ALL SHAREHOLDERS VOTE];

3.   To approve a new Subadvisory Agreement between PIC and Harris Investment             [ ]            [ ]               [ ]
     Management, Inc. for each Fund, except those named in 4 and 5 below.
     [SHAREHOLDERS OF ALL FUNDS, EXCEPT INTERNATIONAL FUND, EMERGING MARKETS
     FUND, BOND FUND AND HIGH YIELD BOND FUND, VOTE];

4.   To approve a new Subadvisory Agreement between PIC and Vontobel Asset                         NOT APPLICABLE
     Management, Inc. for each of International Fund and Emerging Markets Fund.
     [ONLY SHAREHOLDERS OF THOSE FUNDS VOTE];

5.   To approve a new Subadvisory Agreement between PIC and Seneca Capital                         NOT APPLICABLE
     Management LLC for each of Bond Fund and High Yield Bond Fund. [ONLY
     SHAREHOLDERS OF THOSE FUNDS VOTE]; and

6.   To approve a proposal to permit PIC to hire and replace subadvisers or to            [ ]            [ ]               [ ]
     modify subadvisory agreements without shareholder approval [ALL
     SHAREHOLDERS VOTE];

       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!





                  Please detach at perforation before mailing.





THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE REGARDING A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]
1. TO ELECT TRUSTEES: (ALL SHAREHOLDERS VOTE):                                          FOR ALL      WITHHOLD ALL     FOR ALL EXCEPT
01  E. Virgil Conway         02.  Harry Dalzell-Payne       03.  Daniel T. Geraci         [ ]            [ ]               [ ]
04. Francis E. Jeffries      05.  Leroy Keith, Jr.          06.  Marilyn E. LaMarche
07. Philip R. McLoughlin     08. Geraldine M. McNamara      09. James M. Oates
10. Richard E. Segerson      11. Ferdinand L.J. Verdonck

To withhold authority to vote for any individual nominee, mark the, "For All Except" box and write the nominee's number and name on the line provided below.

------------------------------------------------------------

                                                                                          FOR          AGAINST           ABSTAIN
2.   To approve a new Investment Advisory Agreement for each Fund between the
     Trust and Phoenix Investment Counsel, Inc. ("PIC") [ALL SHAREHOLDERS VOTE];          [ ]            [ ]               [ ]

3.   To approve a new Subadvisory Agreement between PIC and Harris Investment                      NOT APPLICABLE
     Management, Inc. for each Fund, except those named in 4 and 5 below.
     [SHAREHOLDERS OF ALL FUNDS, EXCEPT INTERNATIONAL FUND, EMERGING MARKETS
     FUND, BOND FUND AND HIGH YIELD BOND FUND, VOTE];

4.   To approve a new Subadvisory Agreement between PIC and Vontobel Asset                         NOT APPLICABLE
     Management, Inc. for each of International Fund and Emerging Markets Fund.
     [ONLY SHAREHOLDERS OF THOSE FUNDS VOTE];

5.   To approve a new Subadvisory Agreement between PIC and Seneca Capital                [ ]            [ ]               [ ]
     Management LLC for each of Bond Fund and High Yield Bond Fund. [ONLY
     SHAREHOLDERS OF THOSE FUNDS VOTE]; and

6.   To approve a proposal to permit PIC to hire and replace subadvisers or to            [ ]            [ ]               [ ]
     modify subadvisory agreements without shareholder approval [ALL
     SHAREHOLDERS VOTE];


       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!





                  Please detach at perforation before mailing.





THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO DIRECTION IS MADE REGARDING A PROPOSAL, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [X]

1. TO ELECT TRUSTEES: (ALL SHAREHOLDERS VOTE):                                          FOR ALL      WITHHOLD ALL     FOR ALL EXCEPT
01  E. Virgil Conway         02.  Harry Dalzell-Payne       03.  Daniel T. Geraci         [ ]            [ ]               [ ]
04. Francis E. Jeffries      05.  Leroy Keith, Jr.          06.  Marilyn E. LaMarche
07. Philip R. McLoughlin     08. Geraldine M. McNamara      09. James M. Oates
10. Richard E. Segerson      11. Ferdinand L.J. Verdonck

To withhold authority to vote for any individual nominee, mark the, "For All Except" box and write the nominee's number and name on the line provided below.

------------------------------------------------------------

                                                                                          FOR          AGAINST           ABSTAIN
2.   To approve a new Investment Advisory Agreement for each Fund between the             [ ]            [ ]               [ ]
     Trust and Phoenix Investment Counsel, Inc. ("PIC") [ALL SHAREHOLDERS VOTE];

3.   To approve a new Subadvisory Agreement between PIC and Harris Investment                      NOT APPLICABLE
     Management, Inc. for each Fund, except those named in 4 and 5 below.
     [SHAREHOLDERS OF ALL FUNDS, EXCEPT INTERNATIONAL FUND, EMERGING MARKETS
     FUND, BOND FUND AND HIGH YIELD BOND FUND, VOTE];

4.   To approve a new Subadvisory Agreement between PIC and Vontobel Asset                [ ]            [ ]               [ ]
     Management, Inc. for each of International Fund and Emerging Markets Fund.
     [ONLY SHAREHOLDERS OF THOSE FUNDS VOTE];

5.   To approve a new Subadvisory Agreement between PIC and Seneca Capital                         NOT APPLICABLE
     Management LLC for each of Bond Fund and High Yield Bond Fund. [ONLY
     SHAREHOLDERS OF THOSE FUNDS VOTE]; and

6.   To approve a proposal to permit PIC to hire and replace subadvisers or to            [ ]            [ ]               [ ]
     modify subadvisory agreements without shareholder approval [ALL
     SHAREHOLDERS VOTE];


           IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING